                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Allmerica SPL II, a modified single payment variable life insurance contract issued by First Allmerica Financial Life Insurance Company. The Contracts are funded through the Separate Account SPVL, a separate investment account of the Company that is referred to as the Variable Account. The Contracts are designed for a large single payment and limit the ability to make additional payments. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE CONTRACT IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
(SERVICE SHARES)                            (SERVICE CLASS 2)
AIT Core Equity Fund                        Fidelity VIP II Contrafund-Registered Trademark-
AIT Equity Index Fund                       Portfolio
AIT Government Bond Fund                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Money Market Fund                       (SERVICE CLASS 2)
AIT Select Aggressive Growth Fund           Fidelity VIP III Mid Cap Portfolio
AIT Select Capital Appreciation Fund        Fidelity VIP III Value Strategies Portfolio
AIT Select Emerging Markets Fund            FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Growth and Income Fund           PRODUCTS TRUST (CLASS 2)
AIT Select Growth Fund                      FT VIP Franklin Large Cap Growth
AIT Select International Equity Fund        Securities Fund
AIT Select Investment Grade Income Fund     FT VIP Franklin Small Cap Fund
AIT Select Strategic Growth Fund            FT VIP Franklin Small Cap Value Securities Fund
AIT Select Strategic Income Fund            FT VIP Mutual Shares Securities Fund
AIT Select Value Opportunity Fund           FT VIP Templeton Foreign Securities Fund
AIM VARIABLE INSURANCE FUNDS                MFS VARIABLE INSURANCE TRUST-SM-
(SERIES II SHARES)                          (SERVICE CLASS)
AIM V.I. Aggressive Growth Fund             MFS-Registered Trademark- Mid Cap Growth Series
AIM V.I. Basic Value Fund                   MFS-Registered Trademark- New Discovery Series
AIM V.I. Blue Chip Fund                     MFS-Registered Trademark- Total Return Series
AIM V.I. Capital Development Fund           MFS-Registered Trademark- Utilities Series
AIM V.I. Premier Equity Fund                OPPENHEIMER VARIABLE ACCOUNT FUNDS
ALLIANCE VARIABLE PRODUCTS                  (SERVICE SHARES)
SERIES FUND, INC.                           Oppenheimer Capital Appreciation Fund/VA
(CLASS B)                                   Oppenheimer Global Securities Fund/VA
AllianceBernstein Small Cap Value           Oppenheimer High Income Fund/VA
Portfolio                                   Oppenheimer Main Street Growth & Income
AllianceBernstein Value Portfolio           Fund/VA
Alliance Growth and Income Portfolio        Oppenheimer Multiple Strategies Fund/VA
Alliance Premier Growth Portfolio
Alliance Technology Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
(SERVICE CLASS 2)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio

                                                   (CONTINUING TO THE NEXT PAGE)

                              DATED JULY 15, 2002

Contract values may also be allocated to the Fixed Account, which is part of the Company's General Account.

The Contract provides for life insurance coverage and for the accumulation of a Contract Value, which will accumulate on a variable basis. The Contract requires the Contract Owner to make an initial payment of at least $10,000. Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the Contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax. See FEDERAL TAX CONSIDERATIONS.

We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

Correspondence may be mailed to: Allmerica Variable Life Service Center, 440 Lincoln Street, P.O. Box 8179, Worcester, MA 01653-8179.

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................      4
SUMMARY OF FEES AND CHARGES.................................      7
SUMMARY OF CONTRACT FEATURES................................     11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS..........................................     16
INVESTMENT OBJECTIVES AND POLICIES..........................     18
THE CONTRACT................................................     22
  Market Timers.............................................     22
  Applying for a Contract...................................     22
  Free Look Period..........................................     23
  Conversion Privilege......................................     23
  Payments..................................................     23
  Allocation of Payments....................................     24
  Transfer Privilege........................................     24
  Death Benefit (Without Guaranteed Death Benefit)..........     26
  Guaranteed Death Benefit..................................     26
  Contract Value............................................     28
  Payment Options...........................................     29
  Optional Insurance Benefits...............................     30
  Surrender.................................................     30
  Partial Withdrawal........................................     30
CHARGES AND DEDUCTIONS......................................     31
  Monthly Deductions........................................     31
  Daily Deductions..........................................     32
  Surrender Charge..........................................     32
  Transfer Charges..........................................     34
CONTRACT LOANS..............................................     34
CONTRACT TERMINATION AND REINSTATEMENT......................     35
OTHER CONTRACT PROVISIONS...................................     36
FEDERAL TAX CONSIDERATIONS..................................     38
  The Company and The Variable Account......................     38
  Taxation of the Contracts.................................     38
  Modified Endowment Contracts..............................     38
  Contract Loans............................................     39
  Diversification...........................................     39
VOTING RIGHTS...............................................     39
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............     40
DISTRIBUTION................................................     41
REPORTS.....................................................     41
LEGAL PROCEEDINGS...........................................     42
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     42
FURTHER INFORMATION.........................................     43
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     43
INDEPENDENT ACCOUNTANTS.....................................     44
FINANCIAL STATEMENTS........................................     44
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................    E-1
FINANCIAL STATEMENTS........................................  FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this Prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract, PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit is in effect, the Death Benefit will be the greater of (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIRST ALLMERICA: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of

    - The Contract Value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Contract Value, determines the minimum death benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date , the Net Death Benefit is:

    - The Death Benefit, MINUS

    - Any Outstanding Loan on the Insured's death, optional benefit charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit is NOT in effect, the Net Death Benefit is:

    - The Contract Value, MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit is terminated. The guaranteed Net Death Benefit will be:

    - The greater of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company, MINUS

    - Any Outstanding Loan, through the Contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERLYING FUNDS (FUNDS): the investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III (collectively, "Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), MFS Variable Insurance Trust-SM- ("MFS VIT"), and Oppenheimer Variable Account Funds ("Oppenheimer"), which are available under the Contract.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account SPVL, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - A $5.00 Maintenance Fee from Contracts with a Contract Value of $25,000 or less (See "Maintenance Fee");

    - 0.25% on an annual basis for the administrative expenses (See "Administration Charge");

    - A deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge");

    - For the first ten Contract years only, 1.15% on an annual basis for distribution expenses (See "Distribution Charge"); and

    - For the first Contract year only, 1.75% on an annual basis for federal, state and local taxes (See "Federal and State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge.").

Currently, the first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with a Guaranteed Death Benefit at no additional charge. See APPENDIX B -- OPTIONAL INSURANCE BENEFITS for more information.

There are deductions from and expenses paid out of the assets of the Funds that are described in their prospectuses.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - SURRENDER CHARGE -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This Charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.

    - PARTIAL WITHDRAWAL TRANSACTION FEE -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW WAS PROVIDED BY THE UNDERLYING FUNDS AND WAS NOT INDEPENDENTLY VERIFIED BY THE COMPANY.

                                          MANAGEMENT FEE                       OTHER EXPENSES        TOTAL FUND EXPENSES
                                            (AFTER ANY       FEES UNDER     (AFTER ANY APPLICABLE    (AFTER ANY WAIVERS/
UNDERLYING FUND                         VOLUNTARY WAIVERS)   12B-1 PLAN*   WAIVERS/REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                         ------------------   -----------   -----------------------   -------------------
AIT Core Equity Fund (Service
 Shares)..............................        0.55%             0.15%               0.06%             0.76%(1)(2)
AIT Equity Index Fund (Service
 Shares)..............................        0.28%             0.15%               0.06%             0.49%(1)(2)
AIT Government Bond Fund (Service
 Shares)..............................        0.50%             0.15%               0.08%             0.73%(1)
AIT Money Market Fund (Service
 Shares)..............................        0.31%             0.15%               0.05%             0.51%(1)
AIT Select Aggressive Growth Fund
 (Service Shares).....................        0.83%             0.15%               0.07%             1.05%(1)(2)
AIT Select Capital Appreciation Fund
 (Service Shares).....................        0.88%             0.15%               0.06%             1.09%(1)(2)
AIT Select Emerging Markets Fund
 (Service Shares).....................        1.35%             0.15%               0.34%             1.84%(1)(2)
AIT Select Growth and Income Fund
 (Service Shares).....................        0.68%             0.15%               0.05%             0.88%(1)(2)
AIT Select Growth Fund (Service
 Shares)..............................        0.79%             0.15%               0.06%             1.00%(1)(2)
AIT Select International Equity Fund
 (Service Shares).....................        0.89%             0.15%               0.12%             1.16%(1)(2)
AIT Select Investment Grade Income
 Fund (Service Shares)................        0.41%             0.15%               0.06%             0.62%(1)
AIT Select Strategic Growth Fund
 (Service Shares).....................        0.76%             0.15%               0.29%             1.20%(1)
AIT Select Strategic Income Fund
 (Service Shares).....................        0.46%             0.15%               0.39%             1.00%(1)
AIT Select Value Opportunity Fund
 (Service Shares).....................        0.87%             0.15%               0.05%             1.07%(1)(2)
AIM V.I. Aggressive Growth Fund
 (Series II Shares)...................        0.80%             0.24%               0.41%             1.45%(3)(4)
AIM V.I. Basic Value Funds (Series II
 Shares)..............................        0.73%             0.15%               0.57%             1.45%(3)(4)
AIM V.I. Blue Chip Fund (Series II
 Shares)..............................        0.75%             0.19%               0.51%             1.45%(3)(4)
AIM V.I. Capital Development Fund
 (Series II Shares)...................        0.75%             0.25%               0.41%             1.41%(3)
AIM V.I. Premier Equity Fund
 (Series II Shares)...................        0.60%             0.25%               0.25%             1.10%(3)
AllianceBernstein Small Cap Value
 Portfolio (Class B)..................        0.25%             0.25%               0.95%             1.45%(5)
AllianceBernstein Value Portfolio
 (Class B)............................        0.25%             0.25%               0.95%             1.45%(5)
Alliance Growth and Income Portfolio
 (Class B)............................        0.63%             0.25%               0.04%             0.92%
Alliance Premier Growth Portfolio
 (Class B)............................        1.00%             0.25%               0.04%             1.29%
Alliance Technology Portfolio
 (Class B)............................        1.00%             0.25%               0.08%             1.33%
Fidelity VIP Equity-Income Portfolio
 (Service Class 2)....................        0.48%             0.25%               0.11%             0.84%(6)
Fidelity VIP Growth Portfolio (Service
 Class 2).............................        0.58%             0.25%               0.10%             0.93%(6)
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio (Service
 Class 2).............................        0.53%             0.25%               0.12%             0.90%(6)
Fidelity VIP III Mid Cap Portfolio
 (Service Class 2)....................        0.58%             0.25%               0.12%             0.95%(6)
Fidelity VIP III Value Strategies
 Portfolio (Service Class 2)..........        0.58%             0.25%               0.11%             0.94%(7)
FT VIP Franklin Large Cap Growth
 Securities Fund (Class 2)............        0.75%             0.25%               0.03%             1.03%(8)(9)

                                          MANAGEMENT FEE                       OTHER EXPENSES        TOTAL FUND EXPENSES
                                            (AFTER ANY       FEES UNDER     (AFTER ANY APPLICABLE    (AFTER ANY WAIVERS/
UNDERLYING FUND                         VOLUNTARY WAIVERS)   12B-1 PLAN*   WAIVERS/REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                         ------------------   -----------   -----------------------   -------------------
FT VIP Franklin Small Cap Fund
 (Class 2)............................        0.53%             0.25%               0.31%             1.09%(8)(10)
FT VIP Franklin Small Cap Value
 Securities Fund (Class 2)............        0.60%             0.25%               0.20%             1.05%(8)(10)
FT VIP Mutual Shares Securities Fund
 (Class 2)............................        0.60%             0.25%               0.19%             1.04%(8)
FT VIP Templeton Foreign Securities
 Fund (Class 2).......................        0.69%             0.25%               0.22%             1.16%(8)(10)
MFS-Registered Trademark- Mid Cap
 Growth Series (Service Class)........        0.75%             0.25%               0.15%             1.15%(11)(12)
MFS-Registered Trademark- New
 Discovery Series (Service Class).....        0.90%             0.25%               0.16%             1.31%(11)(12)
MFS-Registered Trademark- Total Return
 Series (Service Class)...............        0.75%             0.25%               0.14%             1.14%(11)
MFS-Registered Trademark- Utilities
 Series (Service Class)...............        0.75%             0.25%               0.18%             1.18%(11)
Oppenheimer Capital Appreciation
 Fund/VA (Service Shares).............        0.64%             0.25%               0.02%             0.91%(13)
Oppenheimer Global Securities Fund/VA
 (Service Shares).....................        0.64%             0.25%               0.06%             0.95%(13)
Oppenheimer High Income Fund/VA
 (Service Shares).....................        0.74%             0.25%               0.07%             1.06%(13)
Oppenheimer Main Street Growth &
 Income Fund/VA (Service Shares)......        0.68%             0.25%               0.05%             0.98%(13)
Oppenheimer Multiple Strategies
 Fund/VA (Service Shares).............        0.72%             0.25%               0.04%             1.01%(13)(14)

* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Contract Owners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.

(1) Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15 percent of average daily net assets. The expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001.

   Through December 31, 2002, Allmerica Financial Investment Management
    Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.

   The actual Total Operating Expenses of the funds were less than their respective expense limitations throughout 2001. However, the expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001. If the 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Management Fees and Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 0.85% and 1.29%, respectively, and for the AIT Select Strategic Income Fund would have been 0.58% and 1.12%, respectively.

   In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

   Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

   The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.73% for AIT Core Equity Fund, 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund,

    1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.

(3) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(5) As of May 1, 2002, the investment Advisor of AllianceBernstein Small Cap Value Portfolio and AllianceBernstein Value Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.45% of the average daily net assets. Absent any waiver or reimbursement, the Total Operating Expenses would have been 3.17% for AllianceBernstein Small Cap Value Portfolio and 2.47% for AllianceBernstein Value Portfolio.

(6) Actual annual Service Class 2 operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions Total Operating Expenses were: 0.83% for Fidelity VIP Equity-Income Portfolio, 0.90% for Fidelity VIP Growth Portfolio, 0.90% for Fidelity VIP II Contrafund-Registered Trademark- Portfolio and 0.88% for Fidelity VIP III Mid Cap Portfolio.

(7) The portfolio commenced operations on February 20, 2002. Management Fee and Other Expenses are estimated.

   Effective February 20, 2002, Fidelity Management & Research Company ("FMR") has voluntarily agreed to reimburse the Service Class 2 to the extent that Total Operating Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

(8) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(9) The Fund administration fee is paid indirectly through the management fee.

(10) For the FT VIP Franklin Small Cap Fund, FT VIP Franklin Small Cap Value Securities Fund and FT VIP Templeton Foreign Securities Fund, the managers have agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%, 1.02% and 1.15%, respectively.

(11) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. (These fees are referred to as distribution fees.)

   MFS-Registered Trademark- Mid Cap Growth Series, MFS-Registered Trademark-
    New Discovery Series, MFS-Registered Trademark- Total Return Series and MFS-Registered Trademark- Utilities Series have an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for these series and would equal: 1.15% for MFS-Registered Trademark-Mid Cap Growth Series, 1.30% for MFS-Registered Trademark- New Discovery Series, 1.13% for MFS-Registered Trademark- Total Return Series and 1.17% for MFS-Registered Trademark-Utilities Series.

(12) MFS has contractually agreed, subject to reimbursement, to bear the MFS-Registered Trademark- Mid Cap Growth Series and MFS-Registered Trademark- New Discovery Series expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. Absent this reimbursement Total Expenses would have been higher and would equal: 1.34% for MFS-Registered Trademark-New Discovery Series and 1.20% for MFS-Registered Trademark- Mid Cap Growth Series.

(13) Effective May 1, 2002, 12b-1 fees are 0.25%.

(14) The Fund is expected to launch on or about May 1, 2002. Expenses are estimated.

                          SUMMARY OF CONTRACT FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The optional Guaranteed Death Benefit may not be available in all states.

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum

Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, optional benefit charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. If the Guaranteed Death Benefit is in effect on the Final Payment date, a Guaranteed Death Benefit will be provided unless the Guaranteed Death Benefit is subsequently terminated. The Guaranteed Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit."

The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options.

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract. If your Contract was purchased in New York as a replacement for an existing policy, you after the right to cancel for up to 60 days after your receive the Contract.

If you exercise your right to cancel, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

Where required by state law, your refund will be your entire payment. In other states or if the Contract was issued in New York as a replacement, the refund will equal the SUM of:

    - Amounts allocated to the Fixed Account, PLUS

    - The value of the Units in the Variable Account, PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

The Contract allows you to allocate payments in up to 20 Sub-Accounts of the Variable Account at a time. Each Sub-Account invests its assets in a corresponding Underlying Fund. In some states, insurance regulations may restrict the availability of particular Underlying Funds.

The Contract also offers a Fixed Account that is part of the General Account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all sub-account investments to the AIT Money Market Fund until the fourth day after the expiration of the "Right to Cancel" provision of your Contract. After this, we will allocate all amounts as you have chosen.

The Underlying Fund and their investment managers are as follows:

FUND                                                              MANAGER
----                                                              -------
AIT Core Equity Fund                           UBS Global Asset Management (Americas), Inc.
                                               and
                                               Goldman Sachs Asset Management, Inc.
AIT Equity Index Fund                          Allmerica Asset Management, Inc.
AIT Government Bond Fund                       Allmerica Asset Management, Inc.
AIT Money Market Fund                          Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund              Massachusetts Financial Services Company and
                                               Jennison Associates LLC
AIT Select Capital Appreciation Fund           T. Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund               Schroder Investment Management North America
                                               Inc.
AIT Select Growth and Income Fund              J. P. Morgan Investment Management Inc.
AIT Select Growth Fund                         Putnam Investment Management, LLC
AIT Select International Equity Fund           Bank of Ireland Asset Management (U.S.)
                                               Limited
AIT Select Investment Grade Income Fund        Allmerica Asset Management, Inc.
AIT Select Strategic Growth Fund               TCW Investment Management Company
AIT Select Strategic Income Fund               Western Asset Management Company
AIT Select Value Opportunity Fund              Cramer Rosenthal McGlynn, LLC
AIM V.I. Aggressive Growth Fund                A I M Advisors, Inc.
AIM V.I. Basic Value Fund                      A I M Advisors, Inc.
AIM V.I. Blue Chip Fund                        A I M Advisors, Inc.
AIM V.I. Capital Development Fund              A I M Advisors, Inc.
AIM V.I. Premier Equity Fund                   A I M Advisors, Inc.
AllianceBernstein Small Cap Value Portfolio    Alliance Capital Management, L.P
AllianceBernstein Value Portfolio              Alliance Capital Management, L.P
Alliance Growth and Income Portfolio           Alliance Capital Management, L.P
Alliance Premier Growth Portfolio              Alliance Capital Management, L.P
Alliance Technology Portfolio                  Alliance Capital Management, L.P
Fidelity VIP Equity-Income Portfolio           Fidelity Management & Research Company
Fidelity VIP Growth Portfolio                  Fidelity Management & Research Company
Fidelity VIP II Contrafund Portfolio           Fidelity Management & Research Company
Fidelity VIP III Mid Cap Portfolio             Fidelity Management & Research Company
Fidelity VIP III Value Strategies Portfolio    Fidelity Management & Research Company
FT VIP Franklin Large Cap Growth Securities    Franklin Advisers, Inc.
Fund
FT VIP Franklin Small Cap Fund                 Franklin Advisers, Inc.
FT VIP Franklin Small Cap Value Securities     Franklin Advisory Services, LLC
Fund
FT VIP Mutual Shares Securities Fund           Franklin Mutual Advisers, LLC
FT VIP Templeton Foreign Securities Fund       Templeton Investment Counsel, LLR
MFS-Registered Trademark- Mid Cap Growth       Massachusetts Financial Services Company
Series
MFS-Registered Trademark- New Discovery        Massachusetts Financial Services Company
Series
MFS-Registered Trademark- Total Return Series  Massachusetts Financial Services Company
MFS-Registered Trademark- Utilities Series     Massachusetts Financial Services Company
Oppenheimer Capital Appreciation Fund/VA       OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA          OppenheimerFunds, Inc.
Oppenheimer High Income Fund/VA                OppenheimerFunds, Inc.
Oppenheimer Main Street Growth & Income        OppenheimerFunds, Inc.
Fund/VA
Oppenheimer Multiple Strategies Fund/VA        OppenheimerFunds, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Contract permits you to transfer Contract Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE CONTRACT -- "Transfer Privilege." You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $1,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of the Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0% (5.5% for a preferred loan). The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $10,000. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. See FEDERAL TAX CONSIDERATIONS -- "Contract Loans." A surrender or partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may:

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove optional insurance benefits.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. If the Insured has not died, you may reinstate your Contract within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See CONTRACT TERMINATION AND REINSTATEMENT. If the Guaranteed Death Benefit is in effect, the Contract will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). However, if the Guaranteed Death Benefit terminates, the Contract may then lapse. See THE CONTRACT -- "Guaranteed Death Benefit."

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code"), an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts."

                            ------------------------

THIS SUMMARY IS INTENDED TO PROVIDE ONLY A VERY BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. THE PROSPECTUS AND THE CONTRACT PROVIDE FURTHER DETAIL. THE CONTRACT PROVIDES INSURANCE PROTECTION FOR THE NAMED BENEFICIARY. THE CONTRACT AND ITS ATTACHED APPLICATION OR ENROLLMENT FORM ARE THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 2001, the Company and its subsidiaries had over $24.3 billion in combined assets and over $38.1 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with forty-three (43) Sub-Accounts. Each Sub-Account invests in a corresponding Underlying Fund. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this Prospectus.

ALLMERICA INVESTMENT TRUST
Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Fourteen investment portfolios ("Funds") of AIT are currently available under the Contract.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees, in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

AIM VARIABLE INSURANCE FUNDS
AIM Variable Insurance Funds ("AIM"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. Five of its investment portfolios are available under the
Contract: AIM V.I. Aggressive Growth Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Development Fund and the AIM V.I. Premier Equity Fund. The investment advisor for the funds' is A I M Advisors, Inc. ("AIM Advisors"). AIM Advisors was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Five of its separate investment portfolios are currently available under the Contract:
AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio, Alliance Growth and Income Portfolio, Alliance Premier Growth Portfolio and Alliance Technology Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Contract: Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: Fidelity VIP II Contrafund-Registered Trademark-Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), managed by FMR (see discussion above) is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Contract: Fidelity VIP III Mid Cap Portfolio and Fidelity VIP III Value Strategies Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion (as of December 31, 2001). Five of its investment portfolios are available under the Contract. The investment adviser to the FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. The investment adviser to the FT VIP Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC. The investment adviser to the FT VIP Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC. The investment adviser to the FT VIP Templeton Foreign Securities Fund is Templeton Investment Counsel, LLR.

MFS VARIABLE INSURANCE TRUST(SM)
MFS-Registered Trademark- Variable Insurance Trust ("MFS VIT") is a Massachusetts business trust organized on February 1, 1994. Four of its investment portfolios are available under the Contract. The investment adviser for the MFS-Registered Trademark-Mid Cap Growth Series, MFS-Registered Trademark- New Discovery Series, MFS-Registered Trademark- Total Return Series, and MFS-Registered Trademark- Utilities Series is Massachusetts Financial Services Company ("MFS"), America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Variable Account Funds ("Oppenheimer") was organized as a Massachusetts business trust in 1984. Five of its investment portfolios are available under the Contract: Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA and Oppenheimer Multiple Strategies Fund. The investment adviser for funds is OppenheimerFunds, Inc. ("OppenheimerFunds"). OppenheimerFunds has operated as an investment adviser since 1959. OppenheimerFunds is located at 498 Seventh Avenue, New York, NY 10018.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

AIT CORE EQUITY FUND -- seeks long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income). The Fund will invest primarily in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing principally in diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.

AIM V.I. BLUE CHIP FUND -- seeks to achieve as high a total return as possible, consistent with preservation of capital.

AIM V.I. PREMIER EQUITY FUND -- seeks to achieve long-term growth of capital (formerly known as AIM V.I. Value Fund).

AIM V.I. BASIC VALUE FUND -- seeks to provide long-term growth of capital.

AIM V.I. CAPITAL DEVELOPMENT FUND -- seeks long-term capital of growth.

ALLIANCE PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks long-term growth of capital.

ALLIANCE GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE TECHNOLOGY PORTFOLIO -- emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.

FIDELITY VIP III MID CAP PORTFOLIO -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of domestic and foreign issuers with medium market capitalizations. The Portfolio may invest in either growth stocks or value stocks or both.

FIDELITY VIP III VALUE STRATEGIES PORTFOLIO -- seeks capital appreciation.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. Under normal market conditions, the Fund invests primarily in investments of large capitalization companies with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND -- seeks long-term total return. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market capitalization values not exceeding $25 billion, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation. Its secondary goal is income. The Fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund invests primarily in emerging markets equity securities.

MFS-REGISTERED TRADEMARK- MID CAP GROWTH SERIES -- seeks long-term growth of capital.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS-REGISTERED TRADEMARK- UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation to makes your investment grow.

OPPENHEIMER GLOBAL SECURITIES FUND/VA -- seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income.

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA -- seeks high total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.

OPPENHEIMER MULTIPLE STRATEGIES FUND/VA -- seeks a total investment return, which includes current income and capital appreciation in the value of its shares.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                                  THE CONTRACT

MARKET TIMERS

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contracts.

In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners. If any of these actions are taken, the Company will notify the market timer of the actions by telephone and/or in writing as soon as practicable. Subsequent transfers will be allowed only if they comply with the Company's then-current rules restricting transfer activity by market timers.

APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the AIT Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit at no additional cost. If the Guaranteed Death Benefit is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit is terminated. See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit," below.

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract. If your Contract was purchased in New York as a replacement for an existing policy, you after the right to cancel for up to 60 days after your receive the Contract. If you exercise your right to cancel, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

Where required by state law, the refund will be your entire payment. In other states or if the Contract was issued in New York as a replacement, the refund will equal the SUM of:

    - Amounts allocated to the Fixed Account, PLUS

    - The Contract Value in the Variable Account, PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $10,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $1,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application or enrollment form for your Contract, you decide the initial allocation of the payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future payments by written request or telephone request, as described below.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Contract Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.) Transfers are effected at the value next computed after receipt of the transfer order.

TELEPHONE REQUESTS
You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

Transfers to and from the Fixed Account are currently permitted only if:

    - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Contract Value under the Contract.

    - You may make only one transfer involving the Fixed Account in each Contract quarter.

Currently, the first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 made on a periodic basis:

    - From the Fixed Account or the Sub-Accounts which invests in the AIT Money Market Fund and AIT Select Investment Grade Income Fund to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - To reallocate Contract Value among the Fixed Accounts and Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS
If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations or models for such allocation strategies. However, the Company does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS
All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit, MINUS

    - Any Outstanding Loan, optional benefit charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value, MINUS

    - Any Outstanding Loan.

GUARANTEED DEATH BENEFIT (NOT AVAILABLE IN ALL STATES)

If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit will be added to the Contract at no additional charge. If the Guaranteed Death Benefit is in effect, the Company:

    - Guarantees that the Contract will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure); and

    - Provides a guaranteed Net Death Benefit after the Final Payment Date.

Certain transactions, including certain Contract loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Guaranteed Death Benefit. IF THE GUARANTEED DEATH BENEFIT IS TERMINATED, IT CANNOT BE REINSTATED.

GUARANTEED DEATH BENEFIT
The Death Benefit before the Final Payment Date will be the greater of the Face Amount as of the date of death or the Minimum Sum Insured. Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit, MINUS

    - Any Outstanding Loan on the Insured's death, optional benefit charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

If the Guaranteed Death Benefit is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit is terminated, as described below. The guaranteed Net Death Benefit will be:

    - The GREATER of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company, REDUCED

    - By the Outstanding Loan, if any, through the Contract month in which the Insured dies.

TERMINATION OF THE GUARANTEED DEATH BENEFIT
The Guaranteed Death Benefit will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of an Outstanding Loan, if any; or

    - Any Contract change that results in a negative guideline level premium; or

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; or

    - Upon the Contract Owner's written request.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The Guideline Minimum Sum Insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.

ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $54,055 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.

CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account, PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"), MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account, PLUS

    - The SUM of the PRODUCTS of:

       - The number of Units in each Sub-Account, TIMES

       - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account, DIVIDED by

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date, TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period, PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period, MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Contract, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value, MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $10,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal transaction fee and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Contracts, where the Insured is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $5.00 from any Contract with less than $25,000 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.25% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of

18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION CHARGE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expenses which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 1.15% of the Contract Value.

    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.75% of the Contract Value. Premium taxes vary from state to state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies. The Company does not intend to profit from the premium tax portion of this charge.

DAILY DEDUCTIONS

We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the value of the units of the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

     The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below. The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

                  CONTRACT YEAR*                         1          2          3          4          5          6          7
-------------------------------------------------------------------------------------------------------------------------------
                 Surrender Charge                      10.00%      9.25%      8.50%      7.75%      7.00%      6.25%      4.75%

                  CONTRACT YEAR*                       8          9         10+
--------------------------------------------------  -----------------------------
                 Surrender Charge                     3.25%      1.50%         0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE
For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES
In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a result of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Surrender Value.

The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Contract value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 4.0% (5.5% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

PREFERRED LOAN OPTION

Any portion of the Outstanding Loan that represents earnings in this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest accrues daily. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges.

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office, PLUS

    - The Contract Value less any Outstanding Loan on the date of default, MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and the Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS

We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance Contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments cannot be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in
Section 7702A. If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

CONTRACT LOANS

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

You may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Contract.

DIVERSIFICATION

Federal tax law requires that the investment of each Sub-Account funding the Contracts be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account, divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of Director and Vice President First Allmerica
Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller
Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica
Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish
J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation
Mark A. Hug                           Director (since 2001) and Vice President (since 2000)
  Director and Vice President         of First Allmerica; Senior Vice President of Life and
                                      Annuity Products (1997-1999) for The Equitable Life
                                      Assurance Society
John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.
Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.
John F. O'Brien                       Director, President and Chief Executive Officer
  Director, President and Chief       (since 1989) of First Allmerica
  Executive Officer

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica
Richard M. Reilly                     Director (since 1996), Vice President (1990-2001) and
  Director and Senior Vice President  Senior Vice President (since 2001) of First
                                      Allmerica; Senior Vice President (since 2002),
                                      Director (since 1990), President and Chief Executive
                                      Officer (1995-2001) of Allmerica Financial Life
                                      Insurance and Annuity Company; Director and President
                                      (since 1998) of Allmerica Financial Investment
                                      Management Services, Inc.
Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company
Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

The Company pays commissions generally not to exceed 10% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation generally of up to 1.00% of Contract Value. However, the Company may pay higher commissions under certain circumstances. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, distribution expense charge and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; or

    - Combined with other Sub-Accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 ("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. We will credit amounts allocated to the Fixed Account with interest at an effective annual yield of at least 4.0%, compounded daily. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The consolidated financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of Separate Account SPVL of the Company as of December 31, 2001 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the Contract Value. The factors for the Guideline Minimum Sum Insured will meet or exceed the requirements under federal tax regulations, as set forth in the table below. The Guideline Minimum Sum Insured factors applicable to your contract are set forth in its specifications pages.

                         GUIDELINE MINIMUM SUM INSURED

                                                            Percentage of
                      Age of Insured                          Contract
                     on Date of Death                           Value
                     ----------------                           -----
  40 and under............................................      250%
  41......................................................      245%
  42......................................................      240%
  43......................................................      235%
  44......................................................      220%
  45......................................................      215%
  46......................................................      209%
  47......................................................      203%
  48......................................................      197%
  49......................................................      191%
  50......................................................      185%
  51......................................................      178%
  52......................................................      171%
  53......................................................      164%
  54......................................................      157%
  55......................................................      150%
  56......................................................      146%
  57......................................................      142%
  58......................................................      138%
  59......................................................      134%
  60......................................................      130%
  61......................................................      128%
  62......................................................      126%
  63......................................................      124%
  64......................................................      122%
  65......................................................      120%
  70......................................................      115%
  71......................................................      113%
  72......................................................      111%
  73......................................................      109%
  74......................................................      107%
  75-90...................................................      105%
  91......................................................      104%
  92......................................................      103%
  93......................................................      102%
  94......................................................      101%
  95 and above............................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other optional insurance benefits. For more information, contact your representative.

GUARANTEED DEATH BENEFIT

This optional benefit provides a Guaranteed Net Death Benefit which is the greater of (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, reduced by any Outstanding Loan through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the contract will be issued with the Guaranteed Death Benefit at no additional charge. The Guaranteed Net Death Benefit may terminate under certain circumstances. See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit."

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

    (a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

    (b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with payments Guaranteed for 10 years).

OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

    - If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

    - You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS

A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES

The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

                                   APPENDIX D
                ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred).

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES
The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payment for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only), and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS
The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 1.10% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 2001. The actual fees and expenses of each Underlying Fund vary, and, in 2001, ranged from an annual rate of 0.49% to an annual rate of 1.84% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 1.10% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.

Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

The actual Total Operating Expenses of the AIT funds were less than their respective expense limitations throughout 2001. However, if the AIT 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 1.29% and for the AIT Select Strategic Income Fund would have been 1.12%.

The advisor of the AIM V.I. Basic Value Funds has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

As of May 1, 2002, the investment Advisor of AllianceBernstein Small Cap Value Portfolio and AllianceBernstein Value Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.45% of the average daily net assets. This arrangement may be discontinued at any time. Absent any waiver or reimbursement in 2001, the Total Operating Expenses would have been 3.17% for AllianceBernstein Small Cap Value Portfolio and 2.47% for AllianceBernstein Value Portfolio.

For Fidelity VIP III Value Strategies Portfolio (Service Class 2), Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

For FT VIP Franklin Small Cap Fund, FT VIP Franklin Small Cap Value Securities Fund and FT VIP Templeton Foreign Securities Fund, the managers have agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual fund operating expenses are estimated to be 1.09%, 1.05%, and 1.16%, respectively.

MFS has contractually agreed, subject to reimbursement, to bear the MFS-Registered Trademark- Mid Cap Growth Series and MFS-Registered Trademark-New Discovery Series expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least
May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. Absent this reimbursement, Total Expenses would have been higher and would equal 1.34% for MFS-Registered Trademark- New Discovery Series and 1.20% for MFS-Registered Trademark- Mid Cap Growth Series.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 1.10% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00% and 10.00%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND OPTIONAL BENEFITS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,228     23,728   74,596    22,680     25,180   74,596     24,133    26,633    74,596
    2       27,563     20,549     22,861   74,596    23,434     25,746   74,596     26,490    28,802    74,596
    3       28,941     19,901     22,026   74,596    24,199     26,324   74,596     29,023    31,148    74,596
    4       30,388     19,284     21,222   74,596    24,978     26,916   74,596     31,748    33,685    74,596
    5       31,907     18,696     20,446   74,596    25,770     27,520   74,596     34,679    36,429    74,596
    6       33,502     18,137     19,700   74,596    26,576     28,138   74,596     37,834    39,396    74,596
    7       35,178     17,793     18,980   74,596    27,583     28,771   74,596     41,418    42,605    74,596
    8       36,936     17,474     18,287   74,596    28,604     29,417   74,596     45,263    46,076    74,596
    9       38,783     17,244     17,619   74,596    29,703     30,078   74,596     49,453    49,828    74,596
   10       40,722     16,975     16,975   74,596    30,753     30,753   74,596     53,887    53,887    74,596
   11       42,758     16,536     16,536   74,596    31,792     31,792   74,596     58,921    58,921    79,543
   12       44,896     16,109     16,109   74,596    32,866     32,866   74,596     64,425    64,425    86,330
   13       47,141     15,692     15,692   74,596    33,976     33,976   74,596     70,444    70,444    93,690
   14       49,498     15,286     15,286   74,596    35,124     35,124   74,596     77,025    77,025   101,673
   15       51,973     14,891     14,891   74,596    36,310     36,310   74,596     84,220    84,220   110,329
   16       54,572     14,506     14,506   74,596    37,536     37,536   74,596     92,088    92,088   119,714
   17       57,300     14,130     14,130   74,596    38,804     38,804   74,596    100,691   100,691   128,884
   18       60,165     13,765     13,765   74,596    40,115     40,115   74,596    110,097   110,097   140,924
   19       63,174     13,409     13,409   74,596    41,470     41,470   74,596    120,382   120,382   154,089
   20       66,332     13,062     13,062   74,596    42,871     42,871   74,596    131,628   131,628   168,484
 Age 60     31,907     18,696     20,446   74,596    25,770     27,520   74,596     34,679    36,429    74,596
 Age 65     40,722     16,975     16,975   74,596    30,753     30,753   74,596     53,887    53,887    74,596
 Age 70     51,973     14,891     14,891   74,596    36,310     36,310   74,596     84,220    84,220   110,329
 Age 75     66,332     13,062     13,062   74,596    42,871     42,871   74,596    131,628   131,628   168,484

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     20,969     23,469   74,596    22,423     24,923   74,596     23,877    26,377    74,596
    2       27,563     19,977     22,290   74,596    22,870     25,182   74,596     25,937    28,250    74,596
    3       28,941     18,962     21,087   74,596    23,279     25,404   74,596     28,135    30,260    74,596
    4       30,388     17,920     19,857   74,596    23,648     25,585   74,596     30,488    32,425    74,596
    5       31,907     16,837     18,587   74,596    23,964     25,714   74,596     33,004    34,754    74,596
    6       33,502     15,711     17,273   74,596    24,226     25,789   74,596     35,708    37,270    74,596
    7       35,178     14,713     15,901   74,596    24,607     25,794   74,596     38,802    39,989    74,596
    8       36,936     13,646     14,458   74,596    24,909     25,722   74,596     42,124    42,937    74,596
    9       38,783     12,554     12,929   74,596    25,181     25,556   74,596     45,763    46,138    74,596
   10       40,722     11,285     11,285   74,596    25,273     25,273   74,596     49,624    49,624    74,596
   11       42,758      9,617      9,617   74,596    25,100     25,100   74,596     53,932    53,932    74,596
   12       44,896      7,790      7,790   74,596    24,794     24,794   74,596     58,694    58,694    78,650
   13       47,141      5,779      5,779   74,596    24,331     24,331   74,596     63,852    63,852    84,924
   14       49,498      3,557      3,557   74,596    23,687     23,687   74,596     69,419    69,419    91,633
   15       51,973      1,091      1,091   74,596    22,833     22,833   74,596     75,421    75,421    98,802
   16       54,572          0          0   74,596    21,721     21,721   74,596     81,881    81,881   106,446
   17       57,300          0          0   74,596    20,290     20,290   74,596     88,856    88,856   113,736
   18       60,165          0          0   74,596    18,473     18,473   74,596     96,298    96,298   123,262
   19       63,174          0          0   74,596    16,171     16,171   74,596    104,203   104,203   133,380
   20       66,332          0          0   74,596    13,281     13,281   74,596    112,566   112,566   144,085
 Age 60     31,907     16,837     18,587   74,596    23,964     25,714   74,596     33,004    34,754    74,596
 Age 65     40,722     11,285     11,285   74,596    25,273     25,273   74,596     49,624    49,624    74,596
 Age 70     51,973      1,091      1,091   74,596    22,833     22,833   74,596     75,421    75,421    98,802
 Age 75     66,332          0          0   74,596    13,281     13,281   74,596    112,566   112,566   144,085

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,228     23,728   76,948    22,680     25,180   76,948     24,133    26,633    76,948
    2       27,563     20,549     22,861   76,948    23,434     25,746   76,948     26,490    28,802    76,948
    3       28,941     19,901     22,026   76,948    24,199     26,324   76,948     29,023    31,148    76,948
    4       30,388     19,284     21,222   76,948    24,978     26,916   76,948     31,748    33,685    76,948
    5       31,907     18,696     20,446   76,948    25,770     27,520   76,948     34,679    36,429    76,948
    6       33,502     18,137     19,700   76,948    26,576     28,138   76,948     37,834    39,396    76,948
    7       35,178     17,793     18,980   76,948    27,583     28,771   76,948     41,418    42,605    76,948
    8       36,936     17,474     18,287   76,948    28,604     29,417   76,948     45,263    46,076    76,948
    9       38,783     17,244     17,619   76,948    29,703     30,078   76,948     49,453    49,828    76,948
   10       40,722     16,975     16,975   76,948    30,753     30,753   76,948     53,887    53,887    76,948
   11       42,758     16,536     16,536   76,948    31,792     31,792   76,948     58,921    58,921    79,543
   12       44,896     16,109     16,109   76,948    32,866     32,866   76,948     64,425    64,425    86,330
   13       47,141     15,692     15,692   76,948    33,976     33,976   76,948     70,444    70,444    93,690
   14       49,498     15,286     15,286   76,948    35,124     35,124   76,948     77,025    77,025   101,673
   15       51,973     14,891     14,891   76,948    36,310     36,310   76,948     84,220    84,220   110,329
   16       54,572     14,506     14,506   76,948    37,536     37,536   76,948     92,088    92,088   119,714
   17       57,300     14,130     14,130   76,948    38,804     38,804   76,948    100,691   100,691   128,884
   18       60,165     13,765     13,765   76,948    40,115     40,115   76,948    110,097   110,097   140,924
   19       63,174     13,409     13,409   76,948    41,470     41,470   76,948    120,382   120,382   154,089
   20       66,332     13,062     13,062   76,948    42,871     42,871   76,948    131,628   131,628   168,484
 Age 60     31,907     18,696     20,446   76,948    25,770     27,520   76,948     34,679    36,429    76,948
 Age 65     40,722     16,975     16,975   76,948    30,753     30,753   76,948     53,887    53,887    76,948
 Age 70     51,973     14,891     14,891   76,948    36,310     36,310   76,948     84,220    84,220   110,329
 Age 75     66,332     13,062     13,062   76,948    42,871     42,871   76,948    131,628   131,628   168,484

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     20,969     23,469   76,948    22,422     24,922   76,948     23,876    26,376    76,948
    2       27,563     19,975     22,288   76,948    22,867     25,179   76,948     25,933    28,246    76,948
    3       28,941     18,969     21,094   76,948    23,283     25,408   76,948     28,136    30,261    76,948
    4       30,388     17,935     19,873   76,948    23,658     25,596   76,948     30,491    32,428    76,948
    5       31,907     16,872     18,622   76,948    23,990     25,740   76,948     33,016    34,766    76,948
    6       33,502     15,770     17,333   76,948    24,271     25,833   76,948     35,729    37,292    76,948
    7       35,178     14,802     15,989   76,948    24,674     25,862   76,948     38,833    40,020    76,948
    8       36,936     13,768     14,581   76,948    25,004     25,816   76,948     42,163    42,976    76,948
    9       38,783     12,715     13,090   76,948    25,305     25,680   76,948     45,807    46,182    76,948
   10       40,722     11,498     11,498   76,948    25,437     25,437   76,948     49,670    49,670    76,948
   11       42,758      9,887      9,887   76,948    25,309     25,309   76,948     53,973    53,973    76,948
   12       44,896      8,133      8,133   76,948    25,058     25,058   76,948     58,744    58,744    78,717
   13       47,141      6,210      6,210   76,948    24,663     24,663   76,948     63,953    63,953    85,057
   14       49,498      4,101      4,101   76,948    24,105     24,105   76,948     69,585    69,585    91,852
   15       51,973      1,767      1,767   76,948    23,352     23,352   76,948     75,666    75,666    99,122
   16       54,572          0          0   76,948    22,351     22,351   76,948     82,218    82,218   106,883
   17       57,300          0          0   76,948    21,063     21,063   76,948     89,305    89,305   114,311
   18       60,165          0          0   76,948    19,435     19,435   76,948     96,893    96,893   124,023
   19       63,174          0          0   76,948    17,373     17,373   76,948    104,980   104,980   134,374
   20       66,332          0          0   76,948    14,781     14,781   76,948    113,566   113,566   145,365
 Age 60     31,907     16,872     18,622   76,948    23,990     25,740   76,948     33,016    34,766    76,948
 Age 65     40,722     11,498     11,498   76,948    25,437     25,437   76,948     49,670    49,670    76,948
 Age 70     51,973      1,767      1,767   76,948    23,352     23,352   76,948     75,666    75,666    99,122
 Age 75     66,332          0          0   76,948    14,781     14,781   76,948    113,566   113,566   145,365

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,355     23,855   73,207    22,817     25,317   73,207     24,278    26,778    73,207
    2       27,563     20,758     23,071   73,207    23,677     25,990   73,207     26,770    29,083    73,207
    3       28,941     20,170     22,295   73,207    24,528     26,653   73,207     29,427    31,552    73,207
    4       30,388     19,607     21,545   73,207    25,397     27,334   73,207     32,287    34,224    73,207
    5       31,907     19,070     20,820   73,207    26,282     28,032   73,207     35,373    37,123    73,207
    6       33,502     18,558     20,120   73,207    27,185     28,748   73,207     38,705    40,267    73,207
    7       35,178     18,256     19,444   73,207    28,295     29,482   73,207     42,491    43,678    73,207
    8       36,936     17,977     18,790   73,207    29,422     30,235   73,207     46,565    47,378    73,207
    9       38,783     17,783     18,158   73,207    30,632     31,007   73,207     51,016    51,391    73,207
   10       40,722     17,547     17,547   73,207    31,799     31,799   73,207     55,744    55,744    73,207
   11       42,758     17,128     17,128   73,207    32,939     32,939   73,207     61,073    61,073    78,174
   12       44,896     16,718     16,718   73,207    34,119     34,119   73,207     66,912    66,912    85,648
   13       47,141     16,318     16,318   73,207    35,343     35,343   73,207     73,310    73,310    93,836
   14       49,498     15,928     15,928   73,207    36,610     36,610   73,207     80,319    80,319   102,808
   15       51,973     15,547     15,547   73,207    37,922     37,922   73,207     87,998    87,998   112,637
   16       54,572     15,175     15,175   73,207    39,281     39,281   73,207     96,411    96,411   123,406
   17       57,300     14,812     14,812   73,207    40,689     40,689   73,207    105,629   105,629   135,205
   18       60,165     14,458     14,458   73,207    42,148     42,148   73,207    115,728   115,728   148,132
   19       63,174     14,113     14,113   73,207    43,659     43,659   73,207    126,792   126,792   162,294
   20       66,332     13,775     13,775   73,207    45,224     45,224   73,207    138,915   138,915   177,811
 Age 70     31,907     19,070     20,820   73,207    26,282     28,032   73,207     35,373    37,123    73,207
 Age 75     40,722     17,547     17,547   73,207    31,799     31,799   73,207     55,744    55,744    73,207

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,355     23,855   73,207    22,817     25,317   73,207     24,278    26,778    73,207
    2       27,563     20,758     23,071   73,207    23,677     25,990   73,207     26,770    29,083    73,207
    3       28,941     20,138     22,263   73,207    24,514     26,639   73,207     29,427    31,552    73,207
    4       30,388     19,486     21,424   73,207    25,319     27,257   73,207     32,259    34,196    73,207
    5       31,907     18,789     20,539   73,207    26,082     27,832   73,207     35,280    37,030    73,207
    6       33,502     18,031     19,594   73,207    26,790     28,353   73,207     38,505    40,067    73,207
    7       35,178     17,379     18,566   73,207    27,614     28,801   73,207     42,139    43,326    73,207
    8       36,936     16,616     17,429   73,207    28,343     29,156   73,207     46,014    46,827    73,207
    9       38,783     15,771     16,146   73,207    29,013     29,388   73,207     50,221    50,596    73,207
   10       40,722     14,677     14,677   73,207    29,467     29,467   73,207     54,673    54,673    73,207
   11       42,758     13,097     13,097   73,207    29,627     29,627   73,207     59,637    59,637    76,335
   12       44,896     11,211     11,211   73,207    29,571     29,571   73,207     64,985    64,985    83,181
   13       47,141      8,957      8,957   73,207    29,251     29,251   73,207     70,699    70,699    90,495
   14       49,498      6,254      6,254   73,207    28,612     28,612   73,207     76,777    76,777    98,274
   15       51,973      2,999      2,999   73,207    27,577     27,577   73,207     83,204    83,204   106,501
   16       54,572          0          0   73,207    26,042     26,042   73,207     89,955    89,955   115,142
   17       57,300          0          0   73,207    23,862     23,862   73,207     96,985    96,985   124,141
   18       60,165          0          0   73,207    20,838     20,838   73,207    104,229   104,229   133,413
   19       63,174          0          0   73,207    16,697     16,697   73,207    111,599   111,599   142,847
   20       66,332          0          0   73,207    11,069     11,069   73,207    118,995   118,995   152,314
 Age 70     31,907     18,789     20,539   73,207    26,082     27,832   73,207     35,280    37,030    73,207
 Age 75     40,722     14,677     14,677   73,207    29,467     29,467   73,207     54,673    54,673    73,207

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,355     23,855   72,969    22,816     25,316   72,969     24,277    26,777    72,969
    2       27,563     20,756     23,068   72,969    23,675     25,988   72,969     26,768    29,080    72,969
    3       28,941     20,168     22,293   72,969    24,526     26,651   72,969     29,422    31,547    72,969
    4       30,388     19,605     21,543   72,969    25,394     27,332   72,969     32,281    34,219    72,969
    5       31,907     19,068     20,818   72,969    26,280     28,030   72,969     35,367    37,117    72,969
    6       33,502     18,556     20,118   72,969    27,183     28,745   72,969     38,699    40,261    72,969
    7       35,178     18,254     19,442   72,969    28,292     29,479   72,969     42,484    43,671    72,969
    8       36,936     17,975     18,788   72,969    29,420     30,232   72,969     46,558    47,370    72,969
    9       38,783     17,781     18,156   72,969    30,629     31,004   72,969     51,008    51,383    72,969
   10       40,722     17,545     17,545   72,969    31,796     31,796   72,969     55,735    55,735    72,969
   11       42,758     17,126     17,126   72,969    32,936     32,936   72,969     61,064    61,064    78,162
   12       44,896     16,716     16,716   72,969    34,117     34,117   72,969     66,902    66,902    85,635
   13       47,141     16,317     16,317   72,969    35,340     35,340   72,969     73,298    73,298    93,822
   14       49,498     15,926     15,926   72,969    36,606     36,606   72,969     80,306    80,306   102,792
   15       51,973     15,546     15,546   72,969    37,919     37,919   72,969     87,984    87,984   112,620
   16       54,572     15,174     15,174   72,969    39,278     39,278   72,969     96,396    96,396   123,387
   17       57,300     14,811     14,811   72,969    40,686     40,686   72,969    105,613   105,613   135,184
   18       60,165     14,457     14,457   72,969    42,144     42,144   72,969    115,710   115,710   148,109
   19       63,174     14,111     14,111   72,969    43,655     43,655   72,969    126,773   126,773   162,269
   20       66,332     13,774     13,774   72,969    45,220     45,220   72,969    138,894   138,894   177,784
 Age 70     31,907     19,068     20,818   72,969    26,280     28,030   72,969     35,367    37,117    72,969
 Age 75     40,722     17,545     17,545   72,969    31,796     31,796   72,969     55,735    55,735    72,969

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                ALLMERICA SPL II

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  -----------------------------
 CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH
   YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
 --------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  --------
    1       26,250     21,355     23,855   72,969    22,816     25,316   72,969     24,277    26,777    72,969
    2       27,563     20,756     23,068   72,969    23,675     25,988   72,969     26,768    29,080    72,969
    3       28,941     20,133     22,258   72,969    24,509     26,634   72,969     29,421    31,546    72,969
    4       30,388     19,476     21,413   72,969    25,309     27,246   72,969     32,249    34,186    72,969
    5       31,907     18,771     20,521   72,969    26,064     27,814   72,969     35,263    37,013    72,969
    6       33,502     18,001     19,564   72,969    26,761     28,323   72,969     38,478    40,041    72,969
    7       35,178     17,333     18,520   72,969    27,570     28,757   72,969     42,100    43,287    72,969
    8       36,936     16,553     17,366   72,969    28,283     29,096   72,969     45,963    46,776    72,969
    9       38,783     15,688     16,063   72,969    28,934     29,309   72,969     50,157    50,532    72,969
   10       40,722     14,570     14,570   72,969    29,366     29,366   72,969     54,595    54,595    72,969
   11       42,758     12,964     12,964   72,969    29,501     29,501   72,969     59,544    59,544    76,217
   12       44,896     11,051     11,051   72,969    29,418     29,418   72,969     64,874    64,874    83,039
   13       47,141      8,768      8,768   72,969    29,072     29,072   72,969     70,568    70,568    90,327
   14       49,498      6,039      6,039   72,969    28,405     28,405   72,969     76,623    76,623    98,078
   15       51,973      2,759      2,759   72,969    27,343     27,343   72,969     83,028    83,028   106,275
   16       54,572          0          0   72,969    25,782     25,782   72,969     89,756    89,756   114,888
   17       57,300          0          0   72,969    23,582     23,582   72,969     96,765    96,765   123,860
   18       60,165          0          0   72,969    20,542     20,542   72,969    103,992   103,992   133,110
   19       63,174          0          0   72,969    16,394     16,394   72,969    111,352   111,352   142,530
   20       66,332          0          0   72,969    10,773     10,773   72,969    118,745   118,745   151,993
 Age 70     31,907     18,771     20,521   72,969    26,064     27,814   72,969     35,263    37,013    72,969
 Age 75     40,722     14,570     14,570   72,969    29,366     29,366   72,969     54,595    54,595    72,969

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Contracts were first offered to the public in 2002. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

There is no performance information based on Sub-Account inception dates in Table IA and Table IB because the Sub-Accounts did not begin operations until the date of this Prospectus. In Table IIA and Table IIB, performance information is based on the inception dates of the Underlying Funds. In Table IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 55, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

In Table IIB, the performance information is net of total Fund expenses and all Sub-Account charges, but does NOT reflect monthly charges under the Contracts or surrender charges.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE IA
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                        SINCE INCEPTION OF SUB-ACCOUNTS
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $10,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                                                           10 YEARS
                                                      SUB-ACCOUNT     FOR YEAR                            OR LIFE OF
                                                       INCEPTION        ENDED               5             SUB-ACCOUNT
                                                         DATE         12/31/01            YEARS            (IF LESS)
AIT Core Equity Fund (Service Shares)                    N/A            N/A               N/A                N/A
AIT Equity Index Fund (Service Shares)                   N/A            N/A               N/A                N/A
AIT Government Bond Fund (Service Shares)                N/A            N/A               N/A                N/A
AIT Money Market Fund (Service Shares)                   N/A            N/A               N/A                N/A
AIT Select Aggressive Growth Fund (Service Shares)       N/A            N/A               N/A                N/A
AIT Select Capital Appreciation Fund (Service
 Shares)                                                 N/A            N/A               N/A                N/A
AIT Select Emerging Markets Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Growth and Income Fund (Service Shares)       N/A            N/A               N/A                N/A
AIT Select Growth Fund (Service Shares)                  N/A            N/A               N/A                N/A
AIT Select International Equity Fund (Service
 Shares)                                                 N/A            N/A               N/A                N/A
AIT Select Investment Grade Income Fund (Service
 Shares)                                                 N/A            N/A               N/A                N/A
AIT Select Strategic Growth Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Strategic Income Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Value Opportunity Fund (Service Shares)       N/A            N/A               N/A                N/A
AIM V.I. Aggressive Growth Fund (Series II Shares)       N/A            N/A               N/A                N/A
AIM V.I. Basic Value Funds (Series II Shares)            N/A            N/A               N/A                N/A
AIM V.I. Blue Chip Fund (Series II Shares)               N/A            N/A               N/A                N/A
AIM V.I. Capital Development Fund (Series II
 Shares)                                                 N/A            N/A               N/A                N/A
AIM V.I. Premier Equity Fund (Series II Shares)          N/A            N/A               N/A                N/A
AllianceBernstein Small Cap Value Portfolio
 (Class B)                                               N/A            N/A               N/A                N/A
AllianceBernstein Value Portfolio (Class B)              N/A            N/A               N/A                N/A
Alliance Growth and Income Portfolio (Class B)           N/A            N/A               N/A                N/A
Alliance Premier Growth Portfolio (Class B)              N/A            N/A               N/A                N/A
Alliance Technology Portfolio (Class B)                  N/A            N/A               N/A                N/A
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)                                                N/A            N/A               N/A                N/A
Fidelity VIP Growth Portfolio (Service Class 2)          N/A            N/A               N/A                N/A
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)                             N/A            N/A               N/A                N/A
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)                                                N/A            N/A               N/A                N/A
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)                                       N/A            N/A               N/A                N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
FT VIP Franklin Small Cap Fund (Class 2)                 N/A            N/A               N/A                N/A
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
FT VIP Mutual Shares Securities Fund (Class 2)           N/A            N/A               N/A                N/A
FT VIP Templeton Foreign Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- New Discovery
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- Total Return
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- Utilities
 Series (Service Class)                                  N/A            N/A               N/A                N/A
Oppenheimer Capital Appreciation Fund/VA (Service
 Shares)                                                 N/A            N/A               N/A                N/A
Oppenheimer Global Securities Fund/VA (Service
 Shares)                                                 N/A            N/A               N/A                N/A
Oppenheimer High Income Fund/VA (Service Shares)         N/A            N/A               N/A                N/A
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A
Oppenheimer Multiple Strategies Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IB
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $10,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                                                           10 YEARS
                                                      SUB-ACCOUNT     FOR YEAR                            OR LIFE OF
                                                       INCEPTION        ENDED               5             SUB-ACCOUNT
                                                         DATE         12/31/01            YEARS            (IF LESS)
AIT Core Equity Fund (Service Shares)                    N/A            N/A               N/A                N/A
AIT Equity Index Fund (Service Shares)                   N/A            N/A               N/A                N/A
AIT Government Bond Fund (Service Shares)                N/A            N/A               N/A                N/A
AIT Money Market Fund (Service Shares)                   N/A            N/A               N/A                N/A
AIT Select Aggressive Growth Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIT Select Capital Appreciation Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIT Select Emerging Markets Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Growth and Income Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIT Select Growth Fund (Service Shares)                  N/A            N/A               N/A                N/A
AIT Select International Equity Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIT Select Investment Grade Income Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIT Select Strategic Growth Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Strategic Income Fund (Service Shares)        N/A            N/A               N/A                N/A
AIT Select Value Opportunity Fund
 (Service Shares)                                        N/A            N/A               N/A                N/A
AIM V.I. Aggressive Growth Fund (Series II Shares)       N/A            N/A               N/A                N/A
AIM V.I. Basic Value Funds (Series II Shares)            N/A            N/A               N/A                N/A
AIM V.I. Blue Chip Fund (Series II Shares)               N/A            N/A               N/A                N/A
AIM V.I. Capital Development Fund (Series II
 Shares)                                                 N/A            N/A               N/A                N/A
AIM V.I. Premier Equity Fund (Series II Shares)          N/A            N/A               N/A                N/A
AllianceBernstein Small Cap Value Portfolio
 (Class B)                                               N/A            N/A               N/A                N/A
AllianceBernstein Value Portfolio (Class B)              N/A            N/A               N/A                N/A
Alliance Growth and Income Portfolio (Class B)           N/A            N/A               N/A                N/A
Alliance Premier Growth Portfolio (Class B)              N/A            N/A               N/A                N/A
Alliance Technology Portfolio (Class B)                  N/A            N/A               N/A                N/A
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)                                                N/A            N/A               N/A                N/A
Fidelity VIP Growth Portfolio (Service Class 2)          N/A            N/A               N/A                N/A
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)                             N/A            N/A               N/A                N/A
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)                                                N/A            N/A               N/A                N/A
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)                                       N/A            N/A               N/A                N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
FT VIP Franklin Small Cap Fund (Class 2)                 N/A            N/A               N/A                N/A
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
FT VIP Mutual Shares Securities Fund (Class 2)           N/A            N/A               N/A                N/A
FT VIP Templeton Foreign Securities Fund
 (Class 2)                                               N/A            N/A               N/A                N/A
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- New Discovery
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- Total Return
 Series (Service Class)                                  N/A            N/A               N/A                N/A
MFS-Registered Trademark- Utilities
 Series (Service Class)                                  N/A            N/A               N/A                N/A
Oppenheimer Capital Appreciation Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A
Oppenheimer Global Securities Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A
Oppenheimer High Income Fund/VA (Service Shares)         N/A            N/A               N/A                N/A
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A
Oppenheimer Multiple Strategies Fund/VA
 (Service Shares)                                        N/A            N/A               N/A                N/A

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIA
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT

The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $10,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                                                          10 YEARS
                                                        FUND        FOR YEAR                               OR LIFE
                                                      INCEPTION       ENDED                5               OF FUND
                                                        DATE        12/31/01             YEARS            (IF LESS)
AIT Core Equity Fund (Service Shares)*                04/29/85           -30.33%              3.36%              7.14%
AIT Equity Index Fund (Service Shares)*               09/28/90           -25.65%              6.01%              9.30%
AIT Government Bond Fund (Service Shares)*            08/26/91            -6.81%              2.06%              3.17%
AIT Money Market Fund (Service Shares)*               04/29/85           -10.02%              0.93%              1.92%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                    08/21/92           -34.83%             -3.05%              6.46%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                    04/28/95           -15.21%              7.15%             11.72%
AIT Select Emerging Markets Fund
 (Service Shares)*                                    02/20/98           -22.88%               N/A             -13.17%
AIT Select Growth and Income Fund
 (Service Shares)*                                    08/21/92           -25.39%              1.45%              6.32%
AIT Select Growth Fund (Service Shares)*              08/21/92           -37.81%              3.45%              6.88%
AIT Select International Equity Fund
 (Service Shares)*                                    05/02/94           -34.67%             -1.71%              3.00%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                    04/29/85            -6.51%              2.45%              4.05%
AIT Select Strategic Growth Fund
 (Service Shares)*                                    02/20/98           -42.20%               N/A             -22.79%
AIT Select Strategic Income Fund
 (Service Shares)*                                    07/03/00            -7.46%               N/A              -2.84%
AIT Select Value Opportunity Fund
 (Service Shares)*                                    04/30/93            -1.94%              8.56%             10.37%
AIM V.I. Aggressive Growth Fund (Series II
 Shares)*                                             05/01/98           -39.11%               N/A              -3.20%
AIM V.I. Basic Value Funds (Series II Shares)*        09/10/01              N/A                N/A             -10.49%
AIM V.I. Blue Chip Fund (Series II Shares)*           12/29/99           -35.73%               N/A             -24.37%
AIM V.I. Capital Development Fund (Series II
 Shares)*                                             08/22/01           -21.87%               N/A              -9.73%
AIM V.I. Premier Equity Fund (Series II Shares)*      05/05/93           -26.16%              5.33%             10.07%
AllianceBernstein Small Cap Value Portfolio
 (Class B)*                                           05/01/01              N/A                N/A              -5.06%
AllianceBernstein Value Portfolio (Class B)*          05/01/01              N/A                N/A             -12.31%
Alliance Growth and Income Portfolio (Class B)*       01/14/91           -13.78%             10.33%             10.64%
Alliance Premier Growth Portfolio (Class B)*          06/26/92           -30.62%              8.26%             12.39%
Alliance Technology Portfolio (Class B)*              01/11/96           -38.31%              8.11%              8.20%
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)*                                            10/09/86           -19.14%              4.87%             10.32%
Fidelity VIP Growth Portfolio (Service Class 2)*      10/09/86           -31.26%              7.15%             10.12%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)*                         01/03/95           -26.08%              5.94%             11.97%
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)*                                            12/28/98           -17.49%               N/A              19.47%
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)*                                     N/A                 N/A                N/A                N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)*                                           05/01/96           -25.08%              7.43%              8.74%
FT VIP Franklin Small Cap Fund (Class 2)*             11/01/95           -28.74%              6.18%              9.54%
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)*                                           05/01/98            -0.90%               N/A              -2.24%
FT VIP Mutual Shares Securities Fund (Class 2)*       11/08/96            -7.37%              5.80%              6.30%
FT VIP Templeton Foreign Securities Fund
 (Class 2)*                                           05/01/92           -29.45%              0.18%              6.51%
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)*                              05/01/00           -30.95%               N/A             -22.54%
MFS-Registered Trademark- New Discovery
 Series (Service Class)*                              05/01/98           -18.94%               N/A               9.36%
MFS-Registered Trademark- Total Return
 Series (Service Class)*                              01/03/95           -13.88%              5.95%              9.55%
MFS-Registered Trademark- Utilities
 Series (Service Class)*                              01/03/95           -37.32%              6.19%             11.11%
Oppenheimer Capital Appreciation Fund/VA
 (Service Shares)*                                    04/03/85           -26.18%              9.85%             11.97%
Oppenheimer Global Securities Fund/VA
 (Service Shares)*                                    11/12/90           -25.67%             11.08%             10.70%
Oppenheimer High Income Fund/VA (Service Shares)*     04/30/86           -12.23%             -1.63%              5.65%
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)*                                    07/05/95           -23.86%              2.30%              9.86%
Oppenheimer Multiple Strategies Fund/VA
 (Service Shares)*                                    02/09/87           -11.99%              4.36%              7.10%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIB
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                     SINCE INCEPTION OF UNDERLYING FUNDS(1)
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. The data does NOT reflect monthly charges under the Contracts or surrender charges. It is assumed that a single premium payment of $10,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                                                          10 YEARS
                                                        FUND        FOR YEAR                               OR LIFE
                                                      INCEPTION       ENDED                5               OF FUND
                                                        DATE        12/31/01             YEARS            (IF LESS)
AIT Core Equity Fund (Service Shares)*                04/29/85           -17.81%              6.56%              9.03%
AIT Equity Index Fund (Service Shares)*               09/28/90           -12.99%              9.16%             11.23%
AIT Government Bond Fund (Service Shares)*            08/26/91             6.45%              5.30%              4.99%
AIT Money Market Fund (Service Shares)*               04/29/85             3.13%              4.21%              3.72%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                    08/21/92           -22.46%              0.37%              8.41%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                    04/28/95            -2.23%             10.26%             14.21%
AIT Select Emerging Markets Fund
 (Service Shares)*                                    02/20/98           -10.13%               N/A              -8.44%
AIT Select Growth and Income Fund
 (Service Shares)*                                    08/21/92           -12.72%              4.71%              8.28%
AIT Select Growth Fund (Service Shares)*              08/21/92           -25.54%              6.65%              8.84%
AIT Select International Equity Fund
 (Service Shares)*                                    05/02/94           -22.29%              1.66%              5.28%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                    04/29/85             6.75%              5.68%              5.89%
AIT Select Strategic Growth Fund
 (Service Shares)*                                    02/20/98           -30.06%               N/A             -17.17%
AIT Select Strategic Income Fund
 (Service Shares)*                                    07/03/00             5.77%               N/A               7.33%
AIT Select Value Opportunity Fund
 (Service Shares)*                                    04/30/93            11.46%             11.65%             12.47%
AIM V.I. Aggressive Growth Fund (Series II
 Shares)*                                             05/01/98           -26.87%               N/A               1.17%
AIM V.I. Basic Value Funds (Series II Shares)*        09/10/01              N/A                N/A               1.50%
AIM V.I. Blue Chip Fund (Series II Shares)*           12/29/99           -23.39%               N/A             -16.56%
AIM V.I. Capital Development Fund (Series II
 Shares)*                                             08/22/01            -9.09%               N/A               3.91%
AIM V.I. Premier Equity Fund (Series II Shares)*      05/05/93           -13.52%              8.48%             12.16%
AllianceBernstein Small Cap Value Portfolio
 (Class B)*                                           05/01/01              N/A                N/A              10.77%
AllianceBernstein Value Portfolio (Class B)*          05/01/01              N/A                N/A              -0.41%
Alliance Growth and Income Portfolio (Class B)*       01/14/91            -0.74%             13.40%             12.60%
Alliance Premier Growth Portfolio (Class B)*          06/26/92           -18.12%             11.36%             14.41%
Alliance Technology Portfolio (Class B)*              01/11/96           -26.05%             11.21%             10.94%
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)*                                            10/09/86            -6.27%              8.04%             12.27%
Fidelity VIP Growth Portfolio (Service Class 2)*      10/09/86           -18.77%             10.26%             12.06%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)*                         01/03/95           -13.43%              9.09%             14.37%
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)*                                            12/28/98            -4.57%               N/A              23.99%
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)*                                     N/A                 N/A                N/A                N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)*                                           05/01/96           -12.40%             10.54%             11.58%
FT VIP Franklin Small Cap Fund (Class 2)*             11/01/95           -16.18%              9.31%             12.20%
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)*                                           05/01/98            12.54%               N/A               2.09%
FT VIP Mutual Shares Securities Fund (Class 2)*       11/08/96             5.86%              8.95%              9.38%
FT VIP Templeton Foreign Securities Fund
 (Class 2)*                                           05/01/92           -16.91%              3.48%              8.43%
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)*                              05/01/00           -18.46%               N/A             -13.23%
MFS-Registered Trademark- New Discovery
 Series (Service Class)*                              05/01/98            -6.07%               N/A              13.36%
MFS-Registered Trademark- Total Return
 Series (Service Class)*                              01/03/95            -0.85%              9.10%             11.96%
MFS-Registered Trademark- Utilities
 Series (Service Class)*                              01/03/95           -25.03%              9.32%             13.51%
Oppenheimer Capital Appreciation Fund/VA
 (Service Shares)*                                    04/03/85           -13.54%             12.92%             13.94%
Oppenheimer Global Securities Fund/VA
 (Service Shares)*                                    11/12/90           -13.01%             14.13%             12.66%
Oppenheimer High Income Fund/VA (Service Shares)*     04/30/86             0.85%              1.74%              7.51%
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)*                                    07/05/95           -11.15%              5.54%             12.42%
Oppenheimer Multiple Strategies Fund/VA
 (Service Shares)*                                    02/09/87             1.10%              7.54%              8.99%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 (UNAUDITED)
 THREE MONTHS ENDED MARCH 31,
 (IN MILLIONS)                                     2002    2001
 -------------                                    ------  ------
 REVENUES
     Premiums...................................  $ 24.5  $ 25.5
     Universal life and investment product
       policy fees..............................    96.0   100.4
     Net investment income......................    97.1   108.1
     Net realized investment losses.............   (16.0)   (6.5)
     Income on derivative instruments...........    16.3    --
     Other income...............................    20.6    26.2
                                                  ------  ------
         Total revenues.........................   238.5   253.7
                                                  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   115.2   118.8
     Policy acquisition expenses................     6.8    19.6
     Other operating expenses...................    86.4    73.3
                                                  ------  ------
         Total benefits, losses and expenses....   208.4   211.7
                                                  ------  ------
 Income from continuing operations before
  federal income taxes..........................    30.1    42.0
                                                  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT):
     Current....................................     8.7    (8.2)
     Deferred...................................    (3.8)   15.3
                                                  ------  ------
         Total federal income tax expense.......     4.9     7.1
                                                  ------  ------
 Income from continuing operations before
  cumulative effect of change in accounting
  principle.....................................    25.2    34.9
 Cumulative effect of change in accounting
  principle (less applicable income tax benefit
  of $1.0 M for the quarter ended March 31,
  2002).........................................    (1.6)   (3.2)
                                                  ------  ------
 Net income.....................................  $ 23.6  $ 31.7
                                                  ======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

                                                           (UNAUDITED)    (AUDITED)
                                                            MARCH 31,   DECEMBER 31,
 (IN MILLIONS)                                                2002          2001
 -------------                                             -----------  -------------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,496.9 and $4,366.3)............................   $ 5,731.0     $ 6,057.1
     Equity securities at fair value (cost of $53.5 and
       $44.1)............................................        38.1          37.1
     Mortgage loans......................................       224.9         226.6
     Policy loans........................................       375.4         379.6
     Real estate and other long-term investments.........       164.8         158.8
                                                            ---------     ---------
         Total investments...............................     6,534.2       6,859.2
                                                            ---------     ---------
   Cash and cash equivalents.............................       186.7         154.1
   Accrued investment income.............................       107.3          97.0
   Deferred policy acquisition costs.....................     1,674.9       1,588.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................       420.7         431.5
   Premiums, accounts and notes receivable...............         2.7           2.7
   Deferred federal income taxes.........................         2.5       --
   Other assets..........................................       353.3         356.1
   Separate account assets...............................    15,085.9      14,838.4
                                                            ---------     ---------
         Total assets....................................   $24,368.2     $24,327.4
                                                            =========     =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................   $ 4,176.1     $ 4,099.6
     Outstanding claims, losses..........................       107.1         105.9
     Unearned premiums...................................         4.9           4.9
     Contractholder deposit funds and other policy
       liabilities.......................................     1,338.1       1,745.9
                                                            ---------     ---------
         Total policy liabilities and accruals...........     5,626.2       5,956.3
                                                            ---------     ---------
   Expenses and taxes payable............................       667.5         557.1
   Reinsurance premiums payable..........................         5.6          12.7
   Trust instruments supported by funding obligations....     1,570.4       1,518.6
   Deferred federal income taxes.........................      --              24.7
   Separate account liabilities..........................    15,085.9      14,838.4
                                                            ---------     ---------
         Total liabilities...............................    22,955.6      22,907.8
                                                            ---------     ---------
   Commitments and contingencies (Note 10)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...         5.0           5.0
   Additional paid-in capital............................       609.0         599.0
   Accumulated other comprehensive (loss) income.........       (35.1)          5.5
   Retained earnings.....................................       833.7         810.1
                                                            ---------     ---------
         Total shareholder's equity......................     1,412.6       1,419.6
                                                            ---------     ---------
         Total liabilities and shareholder's equity......   $24,368.2     $24,327.4
                                                            =========     =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 (UNAUDITED)
 THREE MONTHS ENDED MARCH 31,
 (IN MILLIONS)                                      2002      2001
 -------------                                    --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0
                                                  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     599.0     569.0
     Capital contribution from parent...........      10.0     --
                                                  --------  --------
     Balance at end of period...................     609.0     569.0
                                                  --------  --------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:
     Balance at beginning of period.............      21.0      (8.7)
     Appreciation (depreciation) during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities and
         derivative instruments.................     (62.5)     68.2
       Benefit (provision) for deferred federal
         income taxes...........................      21.9     (23.9)
                                                  --------  --------
                                                     (40.6)     44.3
                                                  --------  --------
     Balance at end of period...................     (19.6)     35.6
                                                  --------  --------
     Minimum pension liability:
     Balance at end of period...................     (15.5)    --
                                                  --------  --------
     Total accumulated other comprehensive
       (loss) income............................     (35.1)     35.6
                                                  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     810.1     773.7
     Net income.................................      23.6      31.7
                                                  --------  --------
     Balance at end of period...................     833.7     805.4
                                                  --------  --------
         Total shareholder's equity.............  $1,412.6  $1,415.0
                                                  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 (UNAUDITED)
 THREE MONTHS ENDED MARCH 31,
 (IN MILLIONS)                                  2002    2001
 -------------                                 ------  ------
 Net income..................................  $ 23.6  $ 31.7
                                               ------  ------
 Increase in minimum pension liability:
     Net appreciation (depreciation) on
       available-for-sale securities and
       derivative instruments................   (62.5)   68.2
     Benefit (provision) for deferred federal
       income taxes..........................    21.9   (23.9)
                                               ------  ------
       Other comprehensive income (loss).....   (40.6)   44.3
                                               ------  ------
 Comprehensive income........................  $(17.0) $ 76.0
                                               ======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 (UNAUDITED)
 THREE MONTHS ENDED MARCH 31,
 (IN MILLIONS)                                  2002     2001
 -------------                                 -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  23.6  $  31.7
     Adjustments to reconcile net income to
       net cash provided by (used in)
       operating activities:
         Net realized losses.................     16.0      6.5
         Losses on derivative instruments....    (16.3)   --
         Net amortization and depreciation...      5.0      3.5
         Deferred federal income taxes.......     (3.8)    15.3
         Change in deferred acquisition
           costs.............................    (71.9)   (13.7)
         Change in premiums and notes
           receivable, net of reinsurance....    --        17.0
         Change in accrued investment
           income............................    (10.3)    (4.7)
         Change in policy liabilities and
           accruals, net.....................     63.3    146.9
         Change in reinsurance receivable....     10.8     11.9
         Change in reinsurance payable.......     (7.1)    (5.7)
         Change in expenses and taxes
           payable...........................    140.8    (21.1)
         Other, net..........................    (15.5)   (29.5)
                                               -------  -------
             Net cash (used in) provided by
               operating activities..........    134.6    158.1
                                               -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    585.5    223.9
         Proceeds from disposals of equity
           securities........................      0.5    --
         Proceeds from disposals of other
           investments.......................      5.2     22.1
         Proceeds from mortgages matured or
           collected.........................      2.1     16.2
         Purchase of available-for-sale fixed
           maturities........................   (338.1)  (333.8)
         Purchase of equity securities.......     (0.5)    (9.5)
         Purchase of other investments.......    (11.0)    (7.8)
         Capital expenditures................     (1.7)    (3.3)
         Other investing activities, net.....    (16.4)   --
                                               -------  -------
             Net cash used in investing
               activities....................    225.6    (92.2)
                                               -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......    105.5     47.2
         Withdrawals from contractholder
           deposit funds.....................   (484.6)  (227.9)
         Deposits and interest credited to
           trust instruments supported by
           funding obligations...............     45.1    716.5
         Withdrawals from trust instruments
           supported by funding
           obligations.......................    (31.5)   --
         Change in short-term debt...........     37.9    --
                                               -------  -------
             Net cash provided by financing
               activities....................   (327.6)   535.8
                                               -------  -------
 Net change in cash and cash equivalents.....     32.6    601.7
 Cash and cash equivalents, beginning of
  period.....................................    154.1    124.9
                                               -------  -------
 Cash and cash equivalents, end of period....  $ 186.7  $ 726.6
                                               =======  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying unaudited consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly-owned life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") and its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), Advantage Insurance
Network, Inc., and Allmerica Trust Company, N.A. All significant intercompany accounts and transactions have been eliminated.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the three months ended March 31, 2002, are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 2001 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net-of-taxes, in earnings, to recognize the impairment of goodwill related to two of its non-insurance subsidiaries. The Company utilized a discounted cash flow model to value these subsidiaries.

Effective January 1, 2002, the Company ceased its amortization of goodwill in accordance with Statement No. 142. Amortization expense in the first quarter of 2001 was $0.1 million, net-of-taxes. In accordance with

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

2.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Statement No. 142, the following table provides income before the cumulative effect of a change in accounting principle and net income as of March 31, 2002 and 2001, as reported and adjusted as if the Company had ceased amortizing goodwill effective January 1, 2001.

(UNAUDITED)
THREE MONTHS ENDED MARCH 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                          2002   2001
------------------------------------                          -----  -----
Reported income before cumulative effect of change in
 accounting principle.......................................  $25.2  $34.9
    Goodwill amortization...................................   --      0.1
                                                              -----  -----
Adjusted income before cumulative effect of change in
 accounting principle.......................................  $25.2   35.0
                                                              =====  =====
Reported net income.........................................  $23.6   31.7
    Goodwill amortization...................................   --      0.1
                                                              -----  -----
Adjusted net income.........................................  $23.6  $31.8
                                                              =====  =====

3.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 2000, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $8.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $83.3 million at March 31, 2002 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At March 31, 2002 and 2001, the discontinued segment had assets of approximately $313.0 million and $448.7 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $369.1 million and $432.7 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $6.8 million and $9.0 million for the quarters ended March 31, 2002 and 2001, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

4.  SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2001, the Company recognized a pre-tax charge of $2.7 million related to severance and other employee related costs resulting from the reorganization of its technology support group. Approximately 82 positions have been eliminated as a result of this restructuring plan, of which 81 employees have been terminated as of March 31, 2002. The Company has made payments of $2.1 million related to this restructuring plan as of March 31, 2002.

In December 2001, AFC declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in February 2002.

In March 2002, the company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $.6 million of cash paid in the second quarter of 2002.

5.  FEDERAL INCOME TAXES

Federal income tax expense for the three months ended March 31, 2002 and 2001, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

6.  CLOSED BLOCK

Summarized financial information of the Closed Block is as follows for the periods indicated:

                                                                             (UNAUDITED)
                                                                              MARCH 31,   DECEMBER 31,
(IN MILLIONS)                                                                   2002          2001
-------------                                                                -----------  -------------
Assets
  Fixed maturities-at fair value (amortized cost of $514.3 and $498.1).....    $509.3        $504.2
  Mortgage loans...........................................................      55.2          55.7
  Policy loans.............................................................     179.0         182.1
  Cash and cash equivalents................................................     --              9.2
  Accrued investment income................................................      14.9          14.6
  Deferred policy acquisition costs........................................       9.6          10.4
  Other assets.............................................................      12.4           6.2
                                                                               ------        ------
Total assets...............................................................    $780.4        $782.4
                                                                               ======        ======
Liabilities
  Policy liabilities and accruals..........................................    $805.0        $798.2
  Policyholder dividends...................................................      15.2          30.7
                                                                               ------        ------
  Other liabilities........................................................      18.8           7.0
                                                                               ------        ------
Total liabilities..........................................................    $839.0        $835.9
                                                                               ======        ======
Excess of Closed Block liabilities over assets designated to the Closed
 Block.....................................................................    $ 58.6        $ 53.5
Amounts included in other comprehensive income:
Net unrealized investment losses, net of deferred federal income tax
 Benefit of $5.7 million and $8.8 million..................................     (10.6)        (16.4)
                                                                               ------        ------
Maximum future earnings to be recognized from Closed Block Assets and
 liabilities...............................................................    $ 48.0        $ 37.1
                                                                               ======        ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

6.  CLOSED BLOCK (CONTINUED)

(UNAUDITED)
THREE MONTHS ENDED MARCH 31,
(IN MILLIONS)                                                                2002   2001
-------------                                                                -----  -----
Revenues
  Premiums.................................................................  $24.4  $25.1
  Net investment income....................................................   12.9   14.0
  Net realized investment losses...........................................   (0.1)  --
                                                                             -----  -----
Total revenues.............................................................   37.2   39.1
                                                                             -----  -----
Benefits and expenses
  Policy benefits..........................................................   33.9   33.5
  Policy acquisition expenses..............................................    0.5   --
  Other operating expenses.................................................    0.3    0.3
                                                                             -----  -----
Total benefits and expenses................................................   34.7   33.8
                                                                             -----  -----
Contribution from the Closed Block.........................................  $ 2.5  $ 5.3
                                                                             =====  =====

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  SEGMENT INFORMATION

The Company offers financial products and services through its Asset Accumulation group. Within this broad area the Company conducts business principally in two operating segments. These segments are Allmerica Financial Services and Allmerica Asset Management. The separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs"), also referred to as funding agreements, which are investment contracts that can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Also, this segment results is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

In addition to the two operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

7.  SEGMENT INFORMATION (CONTINUED)

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, gains and losses on derivative instruments, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments for the periods indicated.

                                                                  (UNAUDITED)
                                                                 QUARTER ENDED
                                                                   MARCH 31,
(IN MILLIONS)                                                   2002       2001
-------------                                                 --------   --------
Segment revenues:
  Asset Accumulation
    Allmerica Financial Services............................   $212.0     $221.1
    Allmerica Asset Management..............................     42.5       39.1
                                                               ------     ------
        Subtotal............................................    254.5      260.2
                                                               ------     ------
  Intersegment revenues.....................................    --         --
                                                               ------     ------
    Total segment revenues including Closed Block...........    254.5      260.2
  Adjustments to segment revenues:
      Net realized (losses) gains...........................    (16.0)      (6.5)
                                                               ------     ------
    Total revenues..........................................   $238.5     $253.7
                                                               ======     ======
Segment income (loss) before income taxes and minority
  interest:
  Asset Accumulation
    Allmerica Financial Services............................   $ 29.0     $ 45.6
    Allmerica Asset Management..............................      2.6        4.7
                                                               ------     ------
        Subtotal............................................     31.6       50.3
                                                               ------     ------
    Corporate...............................................     (7.8)      (3.8)
                                                               ------     ------
      Segment income before income taxes and minority
        interest............................................     23.8       46.5
  Adjustments to segment income:
    Net realized investment gains, net of amortization......    (13.2)      (4.5)
    Derivatives.............................................     16.3      --
                                                               ------     ------
  Income from continuing operations before taxes and
    minority Interest.......................................   $ 26.9     $ 42.0
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

7.  SEGMENT INFORMATION (CONTINUED)

                                              (UNAUDITED)                   (UNAUDITED)
                                               MARCH 31,    DECEMBER 31,     MARCH 31,    DECEMBER 31,
(IN MILLIONS)                                    2002           2001           2002           2001
-------------                                 -----------   -------------   -----------   -------------
                                                  IDENTIFIABLE ASSETS       DEFERRED ACQUISITION COSTS
Risk Management.............................   $   272.2      $   359.4      $    3.1       $    3.2
Asset Accumulation
  Allmerica Financial Services..............    21,697.0       21,163.0       1,671.8        1,585.2
  Allmerica Asset Management................     2,399.0        2,805.0        --             --
                                               ---------      ---------      --------       --------
      Subtotal..............................    24,096.0       23,968.0       1,671.8        1,585.2
                                               ---------      ---------      --------       --------
    Total...................................   $24,368.2      $24,327.4      $1,674.9       $1,588.4
                                               =========      =========      ========       ========

8.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999 the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. In 2001, the company recognized a pre-tax benefit of $7.7 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by the Company's insurance carriers, based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001     2000      1999
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $ 49.0  $   52.0  $1,006.6
     Universal life and investment product
       policy fees..............................   391.6     421.1     359.3
     Net investment income......................   433.2     421.4     556.9
     Net realized investment (losses) gains.....   (86.6)    (67.8)     99.7
     Other income...............................    86.1     101.3      95.5
                                                  ------  --------  --------
         Total revenues.........................   873.3     928.0   2,118.0
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   414.3     418.9   1,147.3
     Policy acquisition expenses................    77.5      83.4     243.3
     Losses on derivative instruments...........    35.2     --        --
     Restructuring costs........................    --        11.0     --
     Other operating expenses...................   321.2     272.0     346.4
                                                  ------  --------  --------
         Total benefits, losses and expenses....   848.2     785.3   1,737.0
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................    25.1     142.7     381.0
                                                  ------  --------  --------
 FEDERAL INCOME TAX (BENEFIT) EXPENSE
     Current....................................    (1.5)    (33.8)     88.7
     Deferred...................................   (13.0)     50.1       4.3
                                                  ------  --------  --------
         Total federal income tax expense.......   (14.5)     16.3      93.0
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................    39.6     126.4     288.0
     Minority interest..........................    --       --        (39.9)
                                                  ------  --------  --------
 Income from continuing operations..............    39.6     126.4     248.1
 Loss from operations of discontinued business
  (less applicable income tax benefit of
  $10.1)........................................    --       --        (17.2)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period (less
  applicable income tax benefit of $16.4).......    --       --        (30.5)

 Cumulative effect of change in accounting
  principle.....................................    (3.2)    --        --
                                                  ------  --------  --------
 Net income.....................................  $ 36.4  $  126.4  $  200.4
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $5,955.5 and $4,766.6)............................  $ 6,057.1  $ 4,735.7
     Equity securities at fair value (cost of $44.2 and
       $44.1)                                                   37.1       57.1
     Mortgage loans......................................      226.6      617.6
     Policy loans........................................      379.6      381.3
     Real estate and other long-term investments.........      158.8      190.5
                                                           ---------  ---------
         Total investments...............................    6,859.2    5,982.2
                                                           ---------  ---------
   Cash and cash equivalents.............................      154.1      124.9
   Accrued investment income.............................       97.0       95.7
   Deferred policy acquisition costs.....................    1,588.4    1,424.3
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      431.5      467.1
   Premiums, accounts and notes receivable...............        2.7       27.8
   Other assets..........................................      356.1      253.5
   Separate account assets...............................   14,838.4   17,437.4
                                                           ---------  ---------
         Total assets....................................  $24,327.4  $25,812.9
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 4,099.6  $ 3,617.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................      105.9      157.3
     Unearned premiums...................................        4.9        5.5
     Contractholder deposit funds and other policy
       liabilities.......................................    1,745.9    2,174.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,956.3    5,954.4
                                                           ---------  ---------
   Expenses and taxes payable............................      557.1      422.5
   Reinsurance premiums payable..........................       12.7       11.5
   Deferred federal income taxes.........................       24.7       26.6
   Trust instruments supported by funding obligations....    1,518.6      621.5
   Separate account liabilities..........................   14,838.4   17,437.4
                                                           ---------  ---------
         Total liabilities...............................   22,907.8   24,473.9
                                                           ---------  ---------
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding           5.0        5.0
   Additional paid-in capital............................      599.0      569.0
   Accumulated other comprehensive loss..................        5.5       (8.7)
   Retained earnings.....................................      810.1      773.7
                                                           ---------  ---------
         Total shareholder's equity......................    1,419.6    1,339.0
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $24,327.4  $25,812.9
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001      2000      1999
 -------------                                    --------  --------  ---------
 COMMON STOCK...................................  $    5.0  $    5.0  $     5.0
                                                  --------  --------  ---------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0     569.0      444.0
     Capital contribution from parent...........      30.0     --         125.0
                                                  --------  --------  ---------
     Balance at end of period...................     599.0     569.0      569.0
                                                  --------  --------  ---------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:..........................
     Balance at beginning of period.............      (8.7)    (14.9)     169.2
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities and
         derivative instruments.................      45.7       9.6     (298.2)
       Benefit (provision) for deferred federal
         income taxes...........................     (16.0)     (3.4)     105.0
       Minority interest........................     --        --          31.8
     Distribution of subsidiaries (Note 3)......     --        --         (22.7)
                                                  --------  --------  ---------
                                                      29.7       6.2     (184.1)
                                                  --------  --------  ---------
     Balance at end of period...................      21.0      (8.7)     (14.9)
                                                  --------  --------  ---------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:
         Increase in minimum pension
           liability............................     (23.9)    --        --
         Benefit for deferred federal income
           taxes................................       8.4     --        --
                                                  --------  --------  ---------
                                                     (15.5)    --        --
                                                  --------  --------  ---------
     Balance at end of period...................     (15.5)    --        --
                                                  --------  --------  ---------
     Total accumulated other comprehensive
       income (loss)............................       5.5      (8.7)     (14.9)
                                                  --------  --------  ---------
 RETAINED EARNINGS
     Balance at beginning of period.............     773.7     647.3    1,698.3
     Net income.................................      36.4     126.4      200.4
     Distribution of subsidiaries (Note 3)......     --        --      (1,251.4)
                                                  --------  --------  ---------
     Balance at end of period...................     810.1     773.7      647.3
                                                  --------  --------  ---------
         Total shareholder's equity.............  $1,419.6  $1,339.0  $ 1,206.4
                                                  ========  ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  -------
 Net income                                    $ 36.4  $126.4  $ 200.4
                                               ------  ------  -------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities and
       derivative instruments................    45.7     9.6   (298.2)
     Increase in minimum pension liability...   (23.9)   --      --
     (Provision) benefit for deferred federal
       income taxes..........................    (7.6)   (3.4)   105.0
     Minority interest.......................    --      --       31.8
     Distribution of subsidiaries (Note 3)...    --      --      (22.7)
                                               ------  ------  -------
       Other comprehensive income (loss).....    14.2     6.2   (184.1)
                                               ------  ------  -------
 Comprehensive income........................  $ 50.6  $132.6  $  16.3
                                               ======  ======  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2001       2000       1999
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    36.4  $   126.4  $   200.4
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................     --         --           39.9
         Net realized losses (gains).........       86.6       67.8      (99.7)
         Losses on derivative instruments....       35.2     --         --
         Net amortization and depreciation...       20.3       18.2       31.5
         Deferred federal income taxes.......      (13.0)      50.1        4.3
         Loss from disposal of group life and
         health business.....................     --         --           30.5
         Change in deferred acquisition
         costs...............................     (171.9)    (215.1)    (184.1)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................       26.3       47.7      (41.8)
         Change in accrued investment
         income..............................       (1.3)       4.2        8.2
         Change in policy liabilities and
         accruals, net.......................      417.7      (20.3)      (2.5)
         Change in reinsurance receivable....       35.6       13.7      (46.3)
         Change in expenses and taxes
         payable.............................      (31.7)     (86.2)      82.3
         Separate account activity, net......     --            0.7        5.5
         Other, net..........................       23.5      (10.6)      27.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                operating activities.........      463.7       (3.4)      55.6
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
         maturities of available-for-sale
         fixed maturities....................    1,793.9    1,561.6    2,662.0
         Proceeds from disposals of equity
         securities..........................       42.0        4.1      422.9
         Proceeds from disposals of other
         investments.........................       38.8       28.9       30.3
         Proceeds from mortgages sold,
         matured or collected................      309.3      119.2      131.2
         Purchase of available-for-sale fixed
         maturities..........................   (2,994.5)  (2,257.6)  (2,098.8)
         Purchase of equity securities.......      (11.1)     (16.2)     (78.9)
         Purchase of other investments.......      (21.2)    (128.0)    (140.6)
         Capital expenditures................      (31.2)     (13.2)     (29.2)
         Purchase of company owned life
         insurance...........................     --          (64.9)    --
         Distribution of subsidiaries........     --         --         (202.2)
         Other investing activities, net.....        7.0       (9.4)      (9.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
                investing activities.........     (867.0)    (775.5)     686.9
                                               ---------  ---------  ---------
 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
         contractholder deposit funds........      156.5      990.3    1,514.6
         Withdrawals from contractholder
         deposit funds.......................     (621.1)    (936.7)  (2,037.5)
         Deposits and interest credited to
         trust instruments supported by
         funding obligations.................    1,181.8      570.9       50.6
         Withdrawals from to trust
         instruments supported by funding
         obligations.........................     (284.7)    --         --
         Change in short-term debt...........     --         --         (180.9)
         Contribution from parent............     --         --           36.0
         Subsidiary treasury stock purchased,
         at cost.............................     --         --         (350.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                financing activities.........      432.5      624.5     (967.2)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....       29.2     (154.4)    (224.7)
 Cash and cash equivalents, beginning of
  period.....................................      124.9      279.3      504.0
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   154.1  $   124.9  $   279.3
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    (0.9) $    (1.9) $    (3.1)
 Income taxes received (paid)................  $     7.8  $    12.3  $   (24.0)

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The Company's operations primarily include two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts which can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Also, this segment is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholder's equity of the Company's insurance subsidiary, AFLIAC, is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

All significant inter-company accounts and transactions have been eliminated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.  DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair-value, cash-flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

H.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

I.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.0% for life insurance and 2.0% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

K.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 is not expected to have a material impact on the Company's financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provision of the statement, the company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

N.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $11.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $84.6 million at December 31, 2001 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2001 and 2000, the discontinued segment had assets of approximately $397.6 million and $497.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $369.3 million and $460.0 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $34.4 million, $207.7 million and $367.0 million for the years ended December 31, 2001, 2000 and 1999, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2002 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE (CONTINUED)

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999
-------------                                                 ------
Revenue.....................................................  $828.0
                                                              ======
Net realized capital losses included in revenue.............   (11.8)
                                                              ======
Income from continuing operations before taxes..............   192.1
Income taxes................................................    51.2
                                                              ------
Net income from continuing operations.......................   140.9
Loss from operations of discontinued business (less
 applicable income tax benefit of
 $10.4 million for the year ended December 31, 1999)........   (17.2)
Loss on disposal of group life and health business,
 including provision of $72.2 million
 for operating losses during phase-out period for the year
 ended December 31, 1999
 (less applicable income tax benefit of $16.4 million)......   (30.5)
                                                              ------
Net income..................................................  $ 93.2
                                                              ======

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   63.4     $  2.7      $  0.1    $   66.0
States and political subdivisions.......       2.9        0.2       --            3.1
Foreign governments.....................      23.1        1.6         0.2        24.5
Corporate fixed maturities..............   5,013.0      163.3        88.1     5,088.2
Mortgage-backed securities..............     853.1       25.6         3.4       875.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $5,955.5     $193.4      $ 91.8    $6,057.1
                                          ========     ======      ======    ========
Equity securities.......................  $   44.2     $  1.7      $  8.8    $   37.1
                                          ========     ======      ======    ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.4       --           10.8
Foreign governments.....................      44.4        1.5         0.6        45.3
Corporate fixed maturities..............   4,162.6       99.7       148.4     4,113.9
Mortgage-backed securities..............     514.9       16.1         2.2       528.8
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,766.6     $120.3      $151.2    $4,735.7
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of these assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.6 million and $21.6 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

Contractual fixed maturity investment commitments were not material at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

A.  FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  483.4   $  491.4
Due after one year through five years.......................   2,682.6    2,764.7
Due after five years through ten years......................   1,584.3    1,598.2
Due after ten years.........................................   1,205.2    1,202.8
                                                              --------   --------
Total.......................................................  $5,955.5   $6,057.1

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. The carrying values of mortgage loans net of applicable reserves were $226.6 million and $617.6 million at December 31, 2001 and 2000, respectively. Reserves for mortgage loans were $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

B.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2001    2000
-------------                                                 ------  ------
Property type:
  Office building...........................................  $120.7  $318.9
  Retail....................................................    56.9   106.8
  Industrial/warehouse......................................    39.5   130.5
  Residential...............................................    11.5    54.8
  Other.....................................................     0.7    11.0
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 64.6  $159.7
  New England...............................................    46.0    70.4
  West South Central........................................    33.3    47.7
  Pacific...................................................    33.2   217.6
  East North Central........................................    27.1    63.4
  Middle Atlantic...........................................    10.4    35.8
  Other.....................................................    14.7    27.4
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======

At December 31, 2001, scheduled mortgage loan maturities were as follows:
2002 -- $22.3 million; 2003 -- $29.0 million; 2004 -- $50.3 million; 2005 --
$16.8 million; 2006 -- $25.7 million and $82.5 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

Mortgage loans investment reserves of $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $12.1 million and $21.0 million, as of December 31, 2001, 2000 and 1999, respectively. Related interest income while such loans were impaired was $1.4 million and $2.1 million in 2000 and 1999, respectively. There was no interest income received in 2001 related to impaired loans.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on anticipated guaranteed investment contract ("GIC") sales and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on fixed maturities reinvestments from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal risk of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly enters into foreign exchange swap contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed income securities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements (CSA) with each counterparty. In general, the CSA sets a minimum threshold of $10 million of exposure that must be collateralized, although thresholds may vary by CSA. At December 31, 2001, collateral of $69.7 million in the form of cash, bonds and US Treasury notes were held by our counterparties related to these agreements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS (CONTINUED)

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

D.  FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. For the year ended December 31, 2001, the Company recognized a net gain of $0.3 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E.  CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses U.S. Treasury Note futures to hedge this risk.

The Company also enters into foreign currency swap contracts to hedge foreign currency exposure on specific fixed income securities, as well as compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

For the year ended December 31, 2001, the Company recognized a net loss of $35.5 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the total ineffectiveness of all cash flow hedges. This net loss included a total loss of $35.8 million related to ineffective hedges of floating rate funding agreements with put options allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as management's uncertainty about possible future events, the Company has determined that it is probable that some of the future variable cash flows of the funding agreements will not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that are probable of occurring versus those that are probable of not occurring. The total accumulated market value losses deferred in other comprehensive income related to the payments that are probable of not occurring, which totals $35.8 million, was reclassified to earnings during the fourth quarter of 2001. This loss includes $13.7 million of losses related to funding agreements that have already been put back to the Company, as well as $22.1 million of losses related to funding agreements that have not been put, but which management believes are probable of being put in the future. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

E.  CASH FLOW HEDGES (CONTINUED)

As of December 31, 2001, $79.5 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the anticipated sale of GICs and other funding agreements, (d) the possible put or non-renewal of GICs and other funding agreements, and (e) the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate funding agreements) is 12 months.

F.  TRADING ACTIVITIES

The Company enters into insurance portfolio-linked, credit default, and other swap contracts for investment purposes. These products are not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio -- linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. Under the other swap contract entered into for investment purposes, the Company agrees to exchange the difference between fixed and floating interest amounts calculated on an agreed upon notional principal amount. The primary risk associated with this swap contract is the counterpary credit risk.

As of December 31, 2001, the Company no longer held insurance portfolio-linked or credit default swap contracts. Net realized losses related to insurance portfolio-linked contracts was $4.3 million, $0.7 million and $0.2 million for the years ended December 31, 2001, 2000 and 1999, respectively. The fair values of insurance portfolio-linked swap contracts outstanding were immaterial at December 31, 2000.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. There was no net increase to investment income related to credit default swap contracts for the year ended December 31, 2001; however, there was a net increase of $0.2 million and $0.4 million for the years ended December 31, 2000 and 1999, respectively.

The fair value of other swap contracts held for investment purposes was $(2.1) million and $(1.2) million at December 31, 2001 and 2000, respectively. The net decrease in net investment income related to this contract was $(0.7) million and $(0.1) million for the years ended December 31, 2001 and 2000, respectively. There was no net investment income related to this contract in 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

G.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities and derivative instruments are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER(1)   TOTAL
-------------                                                 ----------  ------------  -------
2001
Net (depreciation) appreciation, beginning of year..........   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments.................      86.5         (21.1)      65.4
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (19.7)       --          (19.7)
    (Provision) benefit for deferred federal income taxes...     (23.4)          7.4      (16.0)
                                                               -------       -------    -------
                                                                  43.4         (13.7)      29.7
                                                               -------       -------    -------
Net depreciation, end of year...............................      21.3          (0.3)      21.0
                                                               -------       -------    -------
2000
Net (depreciation) appreciation, beginning of year..........   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities............................................      48.9          (3.2)      45.7
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (36.1)       --          (36.1)
    (Provision) benefit for deferred federal income taxes...      (4.5)          1.1       (3.4)
                                                               -------       -------    -------
                                                                   8.3          (2.1)       6.2
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
1999
Net appreciation, beginning of year.........................   $  79.0       $  90.2    $ 169.2
                                                               -------       -------    -------
    Net depreciation on available-for-sale securities.......    (254.4)       (122.3)    (376.7)
    Net appreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........      78.5        --           78.5
    Benefit for deferred federal income taxes and minority
      interest..............................................      72.1          64.7      136.8
    Distribution of subsidiaries (See Note 3)...............      (5.6)        (17.1)     (22.7)
                                                               -------       -------    -------
                                                                (109.4)        (74.7)    (184.1)
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------

(1) INCLUDES NET (DEPRECIATION) APPRECIATION ON OTHER INVESTMENTS OF $0.5 MILLION, $1.5 MILLION, AND $(1.1) MILLION, IN 2001, 2000 AND 1999, RESPECTIVELY.

H.  OTHER

At December 31, 2001 and 2000, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $389.7  $339.8  $452.8
Mortgage loans..............................................    42.0    52.1    56.1
Equity securities...........................................     1.4     1.1     1.7
Policy loans................................................    27.1    26.1    24.5
Derivatives.................................................   (48.0)   (5.6)   (6.7)
Other long-term investments.................................    20.8    11.3    14.9
Short-term investments......................................    12.4     8.1    27.1
                                                              ------  ------  ------
Gross investment income.....................................   445.4   432.9   570.4
Less investment expenses....................................   (12.2)  (11.5)  (13.5)
                                                              ------  ------  ------
Net investment income.......................................  $433.2  $421.4  $556.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $5.6 million and $2.9 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $7.3 million in 2001, and $1.6 million and $1.4 million in 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million and $2.5 million in 2000 and 1999, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million and $1.8 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $2.7 million and $0.8 million which were non-income producing at December 31, 2001 and 2000, respectively.

Included in other long-term investments is income from limited partnerships of $9.1 million, $7.8 million and $6.6 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT LOSSES AND GAINS

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(88.0) $(77.1) $(52.6)
Mortgage loans..............................................    14.6     1.3     2.5
Equity securities...........................................    28.1     2.0   141.3
Derivatives.................................................   (32.9)    3.1    (0.2)
Other long-term investments.................................    (8.4)    2.9     8.7
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(86.6) $(67.8) $ 99.7
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

B.  NET REALIZED INVESTMENT LOSSES AND GAINS (CONTINUED)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................    $1,044.4     $46.3  $ 26.8
Equity securities...........................................        39.3      29.7    --

2000
Fixed maturities............................................    $1,129.2     $ 4.0  $ 52.7
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,546.8     $10.4  $ 28.9
Equity securities...........................................       421.2     149.0     7.6

The Company recognized losses of $113.1 million, $31.8 million and $30.7 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  -------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) of $(5.0) in 2001, net of tax
 (benefit) in 2000 of $(21.5) million, including $22.7
 million resulting from the distribution of subsidiaries in
 1999, net of tax (benefit) and minority interest of
 $(103.3) million in 1999.).................................  $ (10.1) $(40.2) $(121.9)
Less: reclassification adjustment for (losses) gains
 included in net
 income (net of tax (benefit) of $(21.0) and $(24.9) million in 2001
 and 2000, respectively and net of tax and minority interest
 of $33.5 million in 1999)..................................    (38.9)  (46.4)    62.2
                                                              -------  ------  -------
Total available-for-sale securities.........................     28.8     6.2   (184.1)
                                                              -------  ------  -------
Unrealized depreciation on derivative instruments:
Unrealized holding losses arising during period, (net of tax
 benefit of $63.4 million in 2001)..........................   (117.7)   --      --
Less: reclassification adjustment for losses included in net
 income (net of tax benefit of $63.9 million in 2001).......   (118.6)   --      --
                                                              -------  ------  -------
Total derivative instruments................................      0.9
                                                              -------  ------  -------
Net unrealized appreciation (depreciation) on investments...  $  29.7  $  6.2  $(184.1)
                                                              =======  ======  =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Prior to the implementation of Statement No. 133 on January 1, 2001, the Company included swap contracts used to hedge fixed maturities in the fair value of fixed maturities. The Company held swap contracts with a fair value of $(47.7) million at December 31, 2000. At December 31, 2001, these swap contracts are carried on the Consolidated Balance Sheets at fair value.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated by independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS (CONTINUED)
TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                2000
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  154.1  $  154.1  $  124.9  $  124.9
  Fixed maturities..........................................   6,057.1   6,057.1   4,735.7   4,735.7
  Equity securities.........................................      37.1      37.1      57.1      57.1
  Mortgage loans............................................     226.6     235.6     617.6     640.6
  Policy loans..............................................     379.6     379.6     381.3     381.3
  Derivatives...............................................      73.3      73.3      88.7      88.7
  Company owned life insurance..............................      67.3      67.3      65.6      65.6
                                                              --------  --------  --------  --------
                                                              $6,995.1  $7,004.1  $6,070.9  $6,093.9
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,171.1  $1,174.1  $1,636.5  $1,663.3
  Derivatives...............................................     180.3     180.3      11.8      11.8
  Supplemental contracts without life contingencies.........      57.3      57.3      40.7      40.7
  Dividend accumulations....................................      88.8      88.8      88.5      88.5
  Other individual contract deposit funds...................      50.4      50.4      45.0      44.9
  Other group contract deposit funds........................     213.4     212.4     323.1     319.0
  Individual fixed annuity contracts........................   1,686.2   1,621.3   1,026.1     991.7
  Trust instruments supported by funding obligations........   1,518.6   1,534.0     621.5     620.5
                                                              --------  --------  --------  --------
                                                              $4,966.1  $4,918.6  $3,793.2  $3,780.4
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2001 and 2000 and for the periods ended December 31, 2001, 2000 and 1999 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2001    2000
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $498.1 and $400.3, respectively)..........................................................  $504.2  $397.5
  Mortgage loans...........................................................    55.7   144.9
  Policy loans.............................................................   182.1   191.7
  Cash and cash equivalents................................................     9.2     1.9
  Accrued investment income................................................    14.6    14.6
  Deferred policy acquisition costs........................................    10.4    11.0
  Other assets.............................................................     6.2     6.4
                                                                             ------  ------
Total assets...............................................................  $782.4  $768.0
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................   798.2   808.9
  Policyholder dividends...................................................    30.7    20.0
  Other liabilities........................................................     7.0     0.8
                                                                             ------  ------
Total liabilities..........................................................  $835.9  $829.7
                                                                             ------  ------
Excess of Closed Block liabilities over assets designated to the Closed
 Block.....................................................................  $ 53.5  $ 61.7
Amounts included in accumulated other comprehensive income: Net unrealized investment losses, net of deferred federal income tax benefit of $8.8
 million and $1.3 million, respectively....................................   (16.4)   (2.5)
                                                                             ------  ------
Maximum future earnings to be recognized from Closed Block assets and liabilities...............................................................  $ 37.1  $ 59.2
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2001   2000    1999
-------------                                                                -----  -----  ------
Revenues
  Premiums and other income................................................  $47.2  $49.9  $ 52.1
  Net investment income....................................................   54.1   53.6    53.8
  Realized investment losses...............................................   (2.2)  (5.4)   (0.6)
                                                                             -----  -----  ------
Total revenues.............................................................   99.1   98.1   105.3
                                                                             -----  -----  ------
Benefits and expenses
  Policy benefits..........................................................   83.1   89.5    88.9
  Policy acquisition expenses..............................................    0.6    2.1     2.5
  Other operating expenses.................................................   --      0.2     0.1
                                                                             -----  -----  ------
Total benefits and expenses................................................  $83.7  $91.8  $ 91.5
                                                                             -----  -----  ------
Contribution from the Closed Block.........................................  $15.4  $ 6.3  $ 13.8
                                                                             =====  =====  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000     1999
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  15.4  $   6.3  $  13.8
  Change in:
    Deferred policy acquisition costs, net..................      0.6      2.1      2.5
    Policy liabilities and accruals.........................    (12.3)   (12.0)   (13.1)
    Other assets............................................      2.1      5.3     (8.2)
    Expenses and taxes payable..............................     (0.2)   (10.1)    (2.9)
    Other, net..............................................      2.5      5.3      0.8
                                                              -------  -------  -------
  Net cash provided by (used in) operating activities.......      8.1     (3.1)    (7.1)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    136.8    133.3    139.0
    Purchases of investments................................   (147.2)  (160.3)  (128.5)
    Other, net..............................................      9.6      9.4      9.8
                                                              -------  -------  -------
Net cash (used in) provided by investing activities.........     (0.8)   (17.6)    20.3
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........      7.3    (20.7)    13.2
Cash and cash equivalents, beginning of year................      1.9     22.6      9.4
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   9.2  $   1.9  $  22.6
                                                              =======  =======  =======

There were no reserves on mortgage loans at December 31, 2001, 2000 and 1999, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $ (1.5) $(33.8) $88.7
  Deferred..................................................   (13.0)   50.1    4.3
                                                              ------  ------  -----
Total.......................................................  $(14.5) $ 16.3  $93.0
                                                              ======  ======  =====

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001     2000    1999
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $  8.8   $ 49.9  $133.4
  Tax-exempt interest.......................................    --        --     (24.2)
  Dividend received deduction...............................     (8.9)    (6.9)   --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    --       (13.3)   --
  Changes in tax reserve estimates..........................     (1.4)    (4.0)   (8.7)
  Tax credits...............................................    (10.8)   (10.3)   (8.5)
  Other, net................................................     (2.2)     0.9     1.0
                                                               ------   ------  ------
Federal income tax expense..................................   $(14.5)  $ 16.3  $ 93.0
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Deferred tax liabilities (assets)
  Tax credit carryforwards..................................  $ (53.1)   $ (20.2)
  Insurance reserves........................................   (204.2)    (264.9)
  Deferred acquisition costs................................    448.5      416.8
  Employee benefit plans....................................    (58.3)     (51.6)
  Investments, net..........................................    (39.4)     (29.8)
  Litigation reserve........................................     (1.9)      (8.1)
  Discontinued operations...................................    (14.2)     (11.9)
  Loss carryforwards........................................    (58.8)      (9.5)
  Other, net................................................      6.1        5.8
                                                              -------    -------
Deferred tax liability, net.................................  $  24.7    $  26.6
                                                              =======    =======

Gross deferred income tax assets totaled $972.8 million and $471.0 millions at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $997.5 million and $497.6 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES (CONTINUED)

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards, low income housing credit carryforwards and foreign tax credit recoverable of $4.7 million, $41.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018 and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $152.7 million expiring in 2014 and capital loss carryforwards of $15.3 million expiring in 2005.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an inter-company cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2001 allocation was based on 5.0%, and the 2000 and 1999 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grand-fathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 14.7     $ 18.5     $ 19.3
Interest cost...............................................     30.9       28.6       26.5
Expected return on plan assets..............................    (39.6)     (43.1)     (38.9)
Recognized net actuarial gain...............................     (0.4)     (11.2)      (0.4)
Amortization of transition asset............................     (2.2)      (2.2)      (2.3)
Amortization of prior service cost..........................     (3.1)      (3.1)      (3.3)
                                                               ------     ------     ------
  Net periodic pension cost (benefit).......................   $  0.3     $(12.5)    $  0.9
                                                               ======     ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company, allocated approximately $.2 million and $(6.5) million of the net periodic pension (benefit) cost to its affiliated companies in 2001 and 2000, respectively.

The following table summarizes the status of the plan. At December 31, 2001 and 2000, the projected benefit obligations exceeded the plans' assets. During the fourth quarter of 2001, the Company recorded a $64.8 million dollar increase in its minimum pension liability related to its qualified pension plan, of which $40.9 million was allocated to affiliates. This is reflected as an adjustment to accumulated other comprehensive income in accordance with Financial Accounting Standard, No. 130, "Reporting Comprehensive Income" and primarily reflects the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan, as determined by the Company's market value of assets held by the plan due to a general decline in the equity markets.

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 450.9     $392.7
  Service cost -- benefits earned during the year...........     14.7       18.5
  Interest cost.............................................     30.9       28.6
  Actuarial losses (gains)..................................     12.4       37.7
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Projected benefit obligation at end of year.............    483.2      450.9
                                                              -------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.5      470.6
  Actual return on plan assets..............................    (51.5)      (2.5)
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Fair value of plan assets at end of year................    364.3      441.5
                                                              -------     ------
  Funded status of the plan.................................   (118.9)      (9.4)
  Unrecognized transition obligation........................    (17.2)     (19.4)
  Unamortized prior service cost............................     (1.7)      (8.9)
  Unrecognized net actuarial losses (gains).................     27.6       (6.4)
                                                              -------     ------
    Net pension liability...................................  $(110.2)    $(44.1)
                                                              =======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $6.1 million and $7.5 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 6.88% and 7.25% in 2001 and 2000, respectively, and the assumed long-term rate of return on plan assets was 9.5% in both 2001 and 2000. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels of 4.0% in 2001 and levels ranging from 5.0% to 5.5% in 2000. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2001 and 2000, with a market value of $35.5 million and $57.7 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2001, 2000 and 1999, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.7 million, $6.1 million and $5.9 million in 2001, 2000 and 1999, respectively. The Company allocated approximately $3.6 million and $2.4 million of the 401(k) expense to its affiliated companies in 2001 and 2000 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2001, 2000 and 1999 was $3.3 million, $3.2 million and $3.1 million, respectively.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 75.5     $ 66.8
Service cost................................................      2.3        1.9
Interest cost...............................................      4.9        4.9
Actuarial losses (gains)....................................     (1.2)       5.6
Benefits paid...............................................     (4.3)      (3.7)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     77.2       75.5
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (77.2)     (75.5)
Unamortized prior service cost..............................     (5.4)      (7.6)
Unrecognized net actuarial gains............................     (8.4)      (7.7)
                                                               ------     ------
  Accumulated postretirement benefit costs..................    (91.0)    $(90.8)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  OTHER POSTRETIREMENT BENEFIT PLANS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost................................................   $  2.3     $  1.9     $  2.9
Interest cost...............................................      4.9        4.9        4.6
Actuarial (gains) losses....................................     (0.4)      (0.5)       0.1
Amortization of prior service cost..........................     (2.2)      (2.2)      (2.3)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.6     $  4.1     $  5.3
                                                               ======     ======     ======

The Company allocated approximately $2.9 million and $2.1 million of the net periodic postretirement cost to its affiliated companies in 2001 and 2000 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.2 million and $3.9 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2001, health care costs were assumed to increase 10% in 2002, declining thereafter until the ultimate rate of 5.0% is reached in 2010 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $4.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $4.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.88% and 7.25% at December 31, 2001 and 2000, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 4.0% for FAFLIC agents.

12.  RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $339.5 million, $300.3 million and $160.2 million in 2001, 2000 and 1999 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $87.3 million and $11.4 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, FAFLIC has allocated a $40.9 million minimum pension liability to its affiliates as of December 31, 2001.

In December 2001, the Company's parent, AFC, declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in 2002.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner. Accordingly, no dividends were declared by FAFLIC to AFC during 2001, 2000, or 1999. In addition, FAFLIC cannot pay dividends to AFC without prior approval from the Commissioner during 2002.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2001, 2000, or 1999. During 2002, AFLIAC cannot pay dividends to FAFLIC without prior approval.

14.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $  --      $1,075.2
  Asset Accumulation
    Allmerica Financial Services............................    816.4       858.1      799.0
    Allmerica Asset Management..............................    143.5       137.7      144.5
                                                               ------    --------   --------
        Subtotal............................................    959.9       995.8      943.5
                                                               ------    --------   --------
  Corporate.................................................    --          --           0.4
  Intersegment revenues.....................................    --          --          (0.8)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    959.9       995.8    2,018.3
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Net realized (losses) gains...........................    (86.6)      (67.8)      99.7
                                                               ------    --------   --------
    Total revenues..........................................   $873.3    $  928.0   $2,118.0
                                                               ======    ========   ========
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2001       2000       1999
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $  --      $   86.3
  Asset Accumulation
    Allmerica Financial Services..............................      147.5       224.5      207.1
    Allmerica Asset Management................................       15.9        17.3       21.3
                                                                   ------    --------   --------
        Subtotal..............................................      163.4       241.8      314.7
                                                                   ------    --------   --------
  Corporate...................................................      (23.7)      (25.2)     (39.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     139.7       216.6      275.5
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (87.1)      (62.9)     105.5
    Sales practice litigation.................................        7.7
    Restructuring costs.......................................      --          (11.0)     --
    Losses on derivative instruments..........................      (35.2)      --         --
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $ 25.1    $  142.7   $  381.0
                                                                   ======    ========   ========

DECEMBER 31
(IN MILLIONS)                                       2001        2000        2001        2000
-------------                                     ---------   ---------   ---------   ---------
                                                   IDENTIFIABLE ASSETS    DEFERRED ACQUISITION
                                                                                  COSTS
Risk Management.................................  $   359.4   $   462.6   $    3.2    $    3.3
Asset Accumulation
  Allmerica Financial Services..................   21,163.0    23,129.0    1,585.2     1,420.8
  Allmerica Asset Management....................    2,805.0     2,221.3      --            0.2
                                                  ---------   ---------   --------    --------
      Total.....................................  $24,327.4   $25,812.9   $1,588.4    $1,424.3
                                                  =========   =========   ========    ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.4 million, $11.7 million and $22.2 million in 2001, 2000, and 1999, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2001, future minimum rental payments under non-cancelable operating leases were approximately $42.6 million, payable as follows: 2002 -- $17.2 million; 2003 --$12.6 million; 2004 -- $7.7 million; 2005 -- $3.5 million; and 2006 -- $1.6 million. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2002.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 were $20.4 million and $21.4 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 of $1.8 million and $30.6 million.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 86.5    $   92.3   $  106.2
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (38.2)      (41.0)     (50.6)
                                                               ------    --------   --------
Net premiums................................................   $ 49.0    $   52.0   $   56.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $  --      $1,089.0
  Assumed...................................................    --          --          27.3
  Ceded.....................................................    --          --        (135.4)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  980.9
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $  --      $1,047.3
  Assumed...................................................    --          --          30.3
  Ceded.....................................................    --          --        (127.3)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  950.3
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $460.1    $  453.7   $  479.5
  Assumed...................................................      0.3         0.3        0.1
  Ceded.....................................................    (46.1)      (35.1)     (35.8)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $414.3    $  418.9   $  443.8
                                                               ======    ========   ========
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  --      $  805.6
  Assumed...................................................    --          --          25.9
  Ceded.....................................................    --          --        (128.0)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  --      $  703.5
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Balance at beginning of year                                  $1,424.3   $1,232.6   $1,011.9
  Acquisition expenses deferred.............................     275.4      297.0      421.3
  Amortized to expense during the year......................     (77.5)     (83.4)     (80.6)
  Adjustment for commission buyout program..................     (31.6)     --         --
  Adjustment for discontinued operations....................      (0.2)      (2.7)       3.4
  Adjustment to equity during the year......................      (2.0)     (19.2)      39.3
  Adjustment due to distribution of subsidiaries............     --         --        (162.7)
                                                              --------   --------   --------
Balance at end of year......................................  $1,588.4   $1,424.3   $1,232.6
                                                              ========   ========   ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, net of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $120.5 million, $184.7 million and $265.5 million at December 31, 2001, 2000 and 1999, respectively. Reinsurance recoverables related to this business were $343.0 million, $335.9 million and $335.7 million in 2001, 2000 and 1999, respectively. The decreases in 2001 and 2000 were primarily attributable to the continued run-off of the group accident and health business. Also, the decrease in 2000 was impacted by the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

The table below provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and LAE as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999
-------------                                                 ---------
Reserve for losses and LAE, beginning of year...............  $ 2,597.3
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of current year..............      795.6
  Decrease in provision for insured events of prior years...      (96.1)
                                                              ---------
Total incurred losses and LAE...............................      699.5
                                                              ---------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2
                                                              ---------
Total payments..............................................      766.3
                                                              ---------
Change in reinsurance recoverable on unpaid losses..........       44.3
Distribution of subsidiaries................................   (2,574.8)
                                                              ---------
Reserve for losses and LAE, end of year.....................  $  --
                                                              =========

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million in 1999.

Favorable development on prior years' loss reserves was $52.0 million for the year ended December 31, 1999. Favorable development on prior year's loss adjustment expense reserves was $44.1 million prior to the AFC corporate reorganization in 1999.

This favorable development reflected the Company's reserving philosophy consistently applied. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

19.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2001 and 2000. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $7.7 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, post retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $45.0 million. Included in this total adjustment is an increase in surplus of $49.7 million related to the establishment of deferred tax assets and reductions in surplus totaled $4.7 million and resulted from the change in valuations of post employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  322.6
  Life and Health Companies.................................    (44.9)     (43.6)      239.0

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  --
  Life and Health Companies.................................    377.9      528.5       590.1

22.  SUBSEQUENT EVENTS (UNAUDITED)

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF ASSETS AND LIABILITIES
                           MARCH 31, 2002 (UNAUDITED)

                                                                                  AIT          AIT          AIT
                                     AIT        AIT        AIT         AIT       SELECT       SELECT       SELECT       AIT
                                    CORE      EQUITY    GOVERNMENT    MONEY    AGGRESSIVE    CAPITAL      EMERGING     SELECT
                                   EQUITY      INDEX       BOND      MARKET      GROWTH    APPRECIATION   MARKETS      GROWTH
                                  ---------  ---------  ----------  ---------  ----------  ------------  ----------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $   4,215  $  32,901  $   2,077   $ 134,657  $   3,336    $  19,961    $   5,582   $  13,321
Investments in shares of AIM
  Variable Insurance Funds......         --         --         --          --         --           --           --          --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --         --         --          --         --           --           --          --
Investments in shares of
  Delaware Group Premium Fund...         --         --         --          --         --           --           --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --         --         --          --         --           --           --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --         --         --          --         --           --           --          --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --         --         --          --         --           --           --          --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................         --         --         --          --         --           --           --          --
Investment in shares of Janus
  Aspen Series..................         --         --         --          --         --           --           --          --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --         --         --          --         --           --           --          --
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------   ---------
  Total assets..................      4,215     32,901      2,077     134,657      3,336       19,961        5,582      13,321
LIABILITIES:                             --         --         --          --         --           --           --          --
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------   ---------
  Net assets....................  $   4,215  $  32,901  $   2,077   $ 134,657  $   3,336    $  19,961    $   5,582   $  13,321
                                  =========  =========  =========   =========  =========    =========    =========   =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $   2,493  $   2,589  $      --   $  16,836  $      --    $   3,026    $      --   $   2,479
  Allmerica Select SPL life
    policies....................         --     26,680         --     113,740         --       12,951        1,511       7,581
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................      1,722      3,632      2,077       4,081      3,336        3,984        4,071       3,261
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------   ---------
                                  $   4,215  $  32,901  $   2,077   $ 134,657  $   3,336    $  19,961    $   5,582   $  13,321
                                  =========  =========  =========   =========  =========    =========    =========   =========
ESTATE OPTIMIZER:
  Units outstanding, March 31,
    2002........................      4,894      4,852      2,000      18,500      2,000        5,038        2,000       5,041
  Net asset value per unit,
    March 31, 2002..............  $0.861312  $0.907790  $1.038337   $1.020345  $0.833698    $0.996082    $1.017744   $0.815102
ALLMERICA SELECT SPL:
  Units outstanding, March 31,
    2002........................         --     31,390         --     113,472      2,000       15,002        3,485      11,301
  Net asset value per unit,
    March 31, 2002..............  $      --  $0.907790  $      --   $1.020345  $0.833698    $0.996082    $1.017744   $0.815102

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                     AIT           AIT           AIT          AIT         AIT          AIT
                                    SELECT       SELECT         SELECT       SELECT      SELECT      SELECT      AIM V.I.
                                  GROWTH AND  INTERNATIONAL   INVESTMENT   STRATEGIC   STRATEGIC      VALUE     AGGRESSIVE
                                    INCOME       EQUITY      GRADE INCOME    GROWTH      INCOME    OPPORTUNITY    GROWTH
                                  ----------  -------------  ------------  ----------  ----------  -----------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $  40,098     $   9,800     $ 276,001    $   8,262   $  42,133    $   7,288   $      --
Investments in shares of AIM
  Variable Insurance Funds......         --            --            --           --          --           --       3,775
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --            --            --           --          --           --          --
Investments in shares of
  Delaware Group Premium Fund...         --            --            --           --          --           --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --            --            --           --          --           --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --            --            --           --          --           --          --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --            --            --           --          --           --          --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................         --            --            --           --          --           --          --
Investment in shares of Janus
  Aspen Series..................         --            --            --           --          --           --          --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --            --            --           --          --           --          --
                                  ---------     ---------     ---------    ---------   ---------    ---------   ---------
  Total assets..................     40,098         9,800       276,001        8,262      42,133        7,288       3,775
LIABILITIES:                             --            --            --           --          --           --          --
                                  ---------     ---------     ---------    ---------   ---------    ---------   ---------
  Net assets....................  $  40,098     $   9,800     $ 276,001    $   8,262   $  42,133    $   7,288   $   3,775
                                  =========     =========     =========    =========   =========    =========   =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $   2,541     $   1,279     $   5,700    $      --   $   3,215    $      --   $      --
  Allmerica Select SPL life
    policies....................     33,991         5,160       268,221        5,509      34,768        2,942       2,031
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................      3,566         3,361         2,080        2,753       4,150        4,346       1,744
                                  ---------     ---------     ---------    ---------   ---------    ---------   ---------
                                  $  40,098     $   9,800     $ 276,001    $   8,262   $  42,133    $   7,288   $   3,775
                                  =========     =========     =========    =========   =========    =========   =========
ESTATE OPTIMIZER:
  Units outstanding, March 31,
    2002........................      4,851         3,523         7,476        2,000       5,099        2,000          --
  Net asset value per unit,
    March 31, 2002..............  $0.891227     $0.839907     $1.040895    $0.688008   $1.037499    $1.086427   $      --
ALLMERICA SELECT SPL:
  Units outstanding, March 31,
    2002........................     40,140         8,144       257,683       10,007      35,511        4,708       4,329
  Net asset value per unit,
    March 31, 2002..............  $0.891227     $0.839907     $1.040895    $0.688008   $1.037499    $1.086427   $0.872070

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                   ALLIANCE   ALLIANCE                   FIDELITY                                       FIDELITY
                                  GROWTH AND   PREMIER       DGPF          VIP       FIDELITY    FIDELITY    FIDELITY    VIP II
                                    INCOME     GROWTH    INTERNATIONAL   EQUITY-       VIP          VIP         VIP       ASSET
                                   CLASS B     CLASS B      EQUITY        INCOME      GROWTH    HIGH INCOME  OVERSEAS    MANAGER
                                  ----------  ---------  -------------  ----------  ----------  -----------  ---------  ---------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --   $      --    $      --    $      --   $      --    $      --   $      --  $      --
Investments in shares of AIM
  Variable Insurance Funds......         --          --           --           --          --           --          --         --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............     46,357      26,370           --           --          --           --          --         --
Investments in shares of
  Delaware Group Premium Fund...         --          --        1,860           --          --           --          --         --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --          --           --       57,123      69,847       35,887       1,636         --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --          --           --           --          --           --          --      1,933
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --          --           --           --          --           --          --         --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................         --          --           --           --          --           --          --         --
Investment in shares of Janus
  Aspen Series..................         --          --           --           --          --           --          --         --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --          --           --           --          --           --          --         --
                                  ---------   ---------    ---------    ---------   ---------    ---------   ---------  ---------
  Total assets..................     46,357      26,370        1,860       57,123      69,847       35,887       1,636      1,933
LIABILITIES:                             --          --           --           --          --           --          --         --
                                  ---------   ---------    ---------    ---------   ---------    ---------   ---------  ---------
  Net assets....................  $  46,357   $  26,370    $   1,860    $  57,123   $  69,847    $  35,887   $   1,636  $   1,933
                                  =========   =========    =========    =========   =========    =========   =========  =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $      --   $      --    $      --    $   2,635   $   4,250    $   1,170   $      --  $      --
  Allmerica Select SPL life
    policies....................     44,473      23,159           --       50,586      62,155       31,088          --         --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................      1,884       3,211        1,860        3,902       3,442        3,629       1,636      1,933
                                  ---------   ---------    ---------    ---------   ---------    ---------   ---------  ---------
                                  $  46,357   $  26,370    $   1,860    $  57,123   $  69,847    $  35,887   $   1,636  $   1,933
                                  =========   =========    =========    =========   =========    =========   =========  =========
ESTATE OPTIMIZER:
  Units outstanding, March 31,
    2002........................         --       2,000        2,000        4,701       6,938        3,290       2,000      2,000
  Net asset value per unit,
    March 31, 2002..............  $      --   $0.802418    $0.929796    $0.975575   $0.860582    $0.907029   $0.817888  $0.966286
ALLMERICA SELECT SPL:
  Units outstanding, March 31,
    2002........................     49,207      30,862           --       53,853      74,224       36,275          --         --
  Net asset value per unit,
    March 31, 2002..............  $0.942076   $0.802418    $      --    $0.975575   $0.860582    $0.907029   $      --  $      --

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                   FT VIP
                                  FRANKLIN    FT VIP     FT VIP     INVESCO       JANUS          T. ROWE
                                  LARGE CAP  FRANKLIN    MUTUAL       VIF         ASPEN           PRICE
                                   GROWTH    SMALL CAP   SHARES     HEALTH        GROWTH      INTERNATIONAL
                                   CLASS 2    CLASS 2    CLASS 2   SCIENCES   SERVICE SHARES      STOCK
                                  ---------  ---------  ---------  ---------  --------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $     --   $     --   $      --  $     --     $      --       $      --
Investments in shares of AIM
  Variable Insurance Funds......        --         --          --        --            --              --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............        --         --          --        --            --              --
Investments in shares of
  Delaware Group Premium Fund...        --         --          --        --            --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........        --         --          --        --            --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....        --         --          --        --            --              --
Investments in shares of
  Franklin Templeton Insurance
  Products Trust................     1,737     19,896      33,227        --            --              --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................        --         --          --     8,514            --              --
Investment in shares of Janus
  Aspen Series..................        --         --          --        --        11,230              --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................        --         --          --        --            --          12,117
                                  ---------  ---------  ---------  ---------    ---------       ---------
  Total assets..................     1,737     19,896      33,227     8,514        11,230          12,117
LIABILITIES:                            --         --          --        --            --              --
                                  ---------  ---------  ---------  ---------    ---------       ---------
  Net assets....................  $  1,737   $ 19,896   $  33,227  $  8,514     $  11,230       $  12,117
                                  =========  =========  =========  =========    =========       =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $     --   $  5,716   $      --  $     --     $      --       $   1,301
  Allmerica Select SPL life
    policies....................        --     10,525      31,213     4,666         8,081           7,455
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................     1,737      3,655       2,014     3,848         3,149           3,361
                                  ---------  ---------  ---------  ---------    ---------       ---------
                                  $  1,737   $ 19,896   $  33,227  $  8,514     $  11,230       $  12,117
                                  =========  =========  =========  =========    =========       =========
ESTATE OPTIMIZER:
  Units outstanding, March 31,
    2002........................     2,000      8,256          --     2,000         2,000           3,548
  Net asset value per unit,
    March 31, 2002..............  $0.868371  $0.913713  $      --  $0.962039    $0.787311       $0.840428
ALLMERICA SELECT SPL:
  Units outstanding, March 31,
    2002........................        --     13,519      32,989     6,850        12,264          10,870
  Net asset value per unit,
    March 31, 2002..............  $     --   $0.913713  $1.007237  $0.962039    $0.787311       $0.840428

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                            STATEMENTS OF OPERATIONS

                                        AIT                            AIT                            AIT
                                       CORE                          EQUITY                       GOVERNMENT
                                      EQUITY                          INDEX                          BOND
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  9           $  20           $ 94           $  102          $ 26            $76
EXPENSES:
    Mortality and expense
      risk fees..........         9              17             68               65             5             12
                               ----           -----           ----           ------          ----            ---
    Net investment income
      (loss).............        --               3             26               37            21             64
                               ----           -----           ----           ------          ----            ---
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --             487             --              206            --             --
  Net realized gain
    (loss) from sales of
    investments..........        (5)             (6)             3               --            --             --
                               ----           -----           ----           ------          ----            ---
    Net realized gain
      (loss).............        (5)            481              3              206            --             --
  Net unrealized gain
    (loss)...............       (51)           (675)           (73)             809           (35)            27
                               ----           -----           ----           ------          ----            ---
    Net realized and
      unrealized gain
      (loss).............       (56)           (194)           (70)           1,015           (35)            27
                               ----           -----           ----           ------          ----            ---
    Net increase
      (decrease) in net
      assets from
      operations.........      $(56)          $(191)          $(44)          $1,052          $(14)           $91
                               ====           =====           ====           ======          ====            ===

                                        AIT
                                       MONEY
                                      MARKET
                           -----------------------------
                              FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)
                           -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $899           $1,680
EXPENSES:
    Mortality and expense
      risk fees..........       399              494
                               ----           ------
    Net investment income
      (loss).............       500            1,186
                               ----           ------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --               --
  Net realized gain
    (loss) from sales of
    investments..........        --               --
                               ----           ------
    Net realized gain
      (loss).............        --               --
  Net unrealized gain
    (loss)...............        --               --
                               ----           ------
    Net realized and
      unrealized gain
      (loss).............        --               --
                               ----           ------
    Net increase
      (decrease) in net
      assets from
      operations.........      $500           $1,186
                               ====           ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        AIT                            AIT                            AIT
                                      SELECT                         SELECT                         SELECT
                                    AGGRESSIVE                       CAPITAL                       EMERGING
                                      GROWTH                      APPRECIATION                      MARKETS
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --         $    --          $ --            $ --           $ --           $  --
EXPENSES:
    Mortality and expense
      risk fees..........          7              20            35              47             12              23
                               -----         -------          ----            ----           ----           -----
    Net investment income
      (loss).............         (7)            (20)          (35)            (47)           (12)            (23)
                               -----         -------          ----            ----           ----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             868            --             290             --              --
  Net realized gain
    (loss) from sales of
    investments..........         (3)             (7)           --              (8)             1              (2)
                               -----         -------          ----            ----           ----           -----
    Net realized gain
      (loss).............         (3)            861            --             282              1              (2)
  Net unrealized gain
    (loss)...............       (110)         (1,385)          368             328            471            (156)
                               -----         -------          ----            ----           ----           -----
    Net realized and
      unrealized gain
      (loss).............       (113)           (524)          368             610            472            (158)
                               -----         -------          ----            ----           ----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(120)        $  (544)         $333            $563           $460           $(181)
                               =====         =======          ====            ====           ====           =====


                                        AIT
                                      SELECT
                                      GROWTH
                           -----------------------------
                              FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)
                           -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --          $  --
EXPENSES:
    Mortality and expense
      risk fees..........         29             40
                               -----          -----
    Net investment income
      (loss).............        (29)           (40)
                               -----          -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --            194
  Net realized gain
    (loss) from sales of
    investments..........         (8)            (6)
                               -----          -----
    Net realized gain
      (loss).............         (8)           188
  Net unrealized gain
    (loss)...............       (497)          (442)
                               -----          -----
    Net realized and
      unrealized gain
      (loss).............       (505)          (254)
                               -----          -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(534)         $(294)
                               =====          =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                      AIT
                                        AIT                            AIT                          SELECT
                                      SELECT                         SELECT                       INVESTMENT
                                    GROWTH AND                    INTERNATIONAL                      GRADE
                                      INCOME                         EQUITY                         INCOME
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $ 69            $ 39           $  --         $    58         $ 4,182        $ 4,618
EXPENSES:
    Mortality and expense
      risk fees..........        49              50              21              29             457            502
                               ----            ----           -----         -------         -------        -------
    Net investment income
      (loss).............        20             (11)            (21)             29           3,725          4,116
                               ----            ----           -----         -------         -------        -------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --              --              --             675              --             --
  Net realized gain
    (loss) from sales of
    investments..........        (1)             (2)            (11)            (10)            (11)           188
                               ----            ----           -----         -------         -------        -------
    Net realized gain
      (loss).............        (1)             (2)            (11)            665             (11)           188
  Net unrealized gain
    (loss)...............       142             181             (72)         (1,243)         (6,216)        (1,603)
                               ----            ----           -----         -------         -------        -------
    Net realized and
      unrealized gain
      (loss).............       141             179             (83)           (578)         (6,227)        (1,415)
                               ----            ----           -----         -------         -------        -------
    Net increase
      (decrease) in net
      assets from
      operations.........      $161            $168           $(104)        $  (549)        $(2,502)       $ 2,701
                               ====            ====           =====         =======         =======        =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        AIT                            AIT                            AIT
                                      SELECT                         SELECT                         SELECT
                                     STRATEGIC                      STRATEGIC                        VALUE
                                      GROWTH                         INCOME                       OPPORTUNITY
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --          $  --           $ 307          $ 201           $ --            $ 23
EXPENSES:
    Mortality and expense
      risk fees..........         14             24              55             41             16              26
                               -----          -----           -----          -----           ----            ----
    Net investment income
      (loss).............        (14)           (24)            252            160            (16)             (3)
                               -----          -----           -----          -----           ----            ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             --              --            226             --             394
  Net realized gain
    (loss) from sales of
    investments..........         (4)            (5)             (1)             1             --              (2)
                               -----          -----           -----          -----           ----            ----
    Net realized gain
      (loss).............         (4)            (5)             (1)           227             --             392
  Net unrealized gain
    (loss)...............       (703)          (312)           (418)          (290)           338             (31)
                               -----          -----           -----          -----           ----            ----
    Net realized and
      unrealized gain
      (loss).............       (707)          (317)           (419)           (63)           338             361
                               -----          -----           -----          -----           ----            ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(721)         $(341)          $(167)         $  97           $322            $358
                               =====          =====           =====          =====           ====            ====


                                     AIM V.I.
                                    AGGRESSIVE
                                      GROWTH
                           -----------------------------
                              FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)
                           -------------  --------------
INVESTMENT INCOME:
  Dividends..............       $--           $  --
EXPENSES:
    Mortality and expense
      risk fees..........         8              13
                                ---           -----
    Net investment income
      (loss).............        (8)            (13)
                                ---           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --              --
  Net realized gain
    (loss) from sales of
    investments..........        (2)             (1)
                                ---           -----
    Net realized gain
      (loss).............        (2)             (1)
  Net unrealized gain
    (loss)...............        43            (201)
                                ---           -----
    Net realized and
      unrealized gain
      (loss).............        41            (202)
                                ---           -----
    Net increase
      (decrease) in net
      assets from
      operations.........       $33           $(215)
                                ===           =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                     ALLIANCE                       ALLIANCE
                                    GROWTH AND                       PREMIER                         DGPF
                                      INCOME                         GROWTH                      INTERNATIONAL
                                      CLASS B                        CLASS B                        EQUITY
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............     $   --          $  11          $    --         $  --           $135           $  --
EXPENSES:
    Mortality and expense
      risk fees..........         87             66               56            76              4              11
                              ------          -----          -------         -----           ----           -----
    Net investment income
      (loss).............        (87)           (55)             (56)          (76)           131             (11)
                              ------          -----          -------         -----           ----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             81               --           199             --              --
  Net realized gain
    (loss) from sales of
    investments..........          2           (204)              (9)         (253)            --              (1)
                              ------          -----          -------         -----           ----           -----
    Net realized gain
      (loss).............          2           (123)              (9)          (54)            --              (1)
  Net unrealized gain
    (loss)...............      1,410            316           (1,654)          314            (65)           (194)
                              ------          -----          -------         -----           ----           -----
    Net realized and
      unrealized gain
      (loss).............      1,412            193           (1,663)          260            (65)           (195)
                              ------          -----          -------         -----           ----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........     $1,325          $ 138          $(1,719)        $ 184           $ 66           $(206)
                              ======          =====          =======         =====           ====           =====

                                     FIDELITY
                                        VIP
                                      EQUITY-
                                      INCOME
                           -----------------------------
                              FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)
                           -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $335            $ --
EXPENSES:
    Mortality and expense
      risk fees..........        62              44
                               ----            ----
    Net investment income
      (loss).............       273             (44)
                               ----            ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       456              --
  Net realized gain
    (loss) from sales of
    investments..........        --              (2)
                               ----            ----
    Net realized gain
      (loss).............       456              (2)
  Net unrealized gain
    (loss)...............        73             324
                               ----            ----
    Net realized and
      unrealized gain
      (loss).............       529             322
                               ----            ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $802            $278
                               ====            ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                     FIDELITY                       FIDELITY                       FIDELITY
                                        VIP                            VIP                            VIP
                                      GROWTH                       HIGH INCOME                     OVERSEAS
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............     $   47          $  --          $ 2,123        $    --           $12           $  --
EXPENSES:
    Mortality and expense
      risk fees..........         84             37               53             63             4              10
                              ------          -----          -------        -------           ---           -----
    Net investment income
      (loss).............        (37)           (37)           2,070            (63)            8             (10)
                              ------          -----          -------        -------           ---           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             --               --             --            --              --
  Net realized gain
    (loss) from sales of
    investments..........          4           (104)             (13)           (42)           (1)             (2)
                              ------          -----          -------        -------           ---           -----
    Net realized gain
      (loss).............          4           (104)             (13)           (42)           (1)             (2)
  Net unrealized gain
    (loss)...............      1,649           (169)          (1,956)          (959)           17            (376)
                              ------          -----          -------        -------           ---           -----
    Net realized and
      unrealized gain
      (loss).............      1,653           (273)          (1,969)        (1,001)           16            (378)
                              ------          -----          -------        -------           ---           -----
    Net increase
      (decrease) in net
      assets from
      operations.........     $1,616          $(310)         $   101        $(1,064)          $24           $(388)
                              ======          =====          =======        =======           ===           =====

                                     FIDELITY
                                      VIP II
                                       ASSET
                                      MANAGER
                           -----------------------------
                              FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)
                           -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $ 71            $ --
EXPENSES:
    Mortality and expense
      risk fees..........         4              12
                               ----            ----
    Net investment income
      (loss).............        67             (12)
                               ----            ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --              --
  Net realized gain
    (loss) from sales of
    investments..........        --              --
                               ----            ----
    Net realized gain
      (loss).............        --              --
  Net unrealized gain
    (loss)...............       (78)            (44)
                               ----            ----
    Net realized and
      unrealized gain
      (loss).............       (78)            (44)
                               ----            ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(11)           $(56)
                               ====            ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                      FT VIP
                                     FRANKLIN                        FT VIP                         FT VIP
                                     LARGE CAP                      FRANKLIN                        MUTUAL
                                      GROWTH                        SMALL CAP                       SHARES
                                      CLASS 2                        CLASS 2                        CLASS 2
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $ --           $   6           $ --            $ 14           $ --            $ 36
EXPENSES:
    Mortality and expense
      risk fees..........         4              10             25              29             45              28
                               ----           -----           ----            ----           ----            ----
    Net investment income
      (loss).............        (4)             (4)           (25)            (15)           (45)              8
                               ----           -----           ----            ----           ----            ----
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --             415             --              --             --             122
  Net realized gain
    (loss) from sales of
    investments..........        (2)             (3)             2              (4)             6              --
                               ----           -----           ----            ----           ----            ----
    Net realized gain
      (loss).............        (2)            412              2              (4)             6             122
  Net unrealized gain
    (loss)...............        (9)           (656)           463              69            974             419
                               ----           -----           ----            ----           ----            ----
    Net realized and
      unrealized gain
      (loss).............       (11)           (244)           465              65            980             541
                               ----           -----           ----            ----           ----            ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(15)          $(248)          $440            $ 50           $935            $549
                               ====           =====           ====            ====           ====            ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                      INVESCO                         JANUS                         T. ROWE
                                        VIF                           ASPEN                          PRICE
                                      HEALTH                         GROWTH                      INTERNATIONAL
                                     SCIENCES                    SERVICE SHARES                      STOCK
                           -----------------------------  -----------------------------  -----------------------------
                              FOR THE        FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                             3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*    3 MONTHS     PERIOD 5/1/01*
                           ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01    ENDED 3/31/02   TO 12/31/01
                            (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
                           -------------  --------------  -------------  --------------  -------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --          $  30           $  --          $  --           $ --           $ 169
EXPENSES:
    Mortality and expense
      risk fees..........         19             33              24             33             24              27
                               -----          -----           -----          -----           ----           -----
    Net investment income
      (loss).............        (19)            (3)            (24)           (33)           (24)            142
                               -----          -----           -----          -----           ----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             --              --              7             --              --
  Net realized gain
    (loss) from sales of
    investments..........         (3)             1              --             (1)            (5)             (6)
                               -----          -----           -----          -----           ----           -----
    Net realized gain
      (loss).............         (3)             1              --              6             (5)             (6)
  Net unrealized gain
    (loss)...............       (501)           113               4            (99)           280            (738)
                               -----          -----           -----          -----           ----           -----
    Net realized and
      unrealized gain
      (loss).............       (504)           114               4            (93)           275            (744)
                               -----          -----           -----          -----           ----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(523)         $ 111           $ (20)         $(126)          $251           $(602)
                               =====          =====           =====          =====           ====           =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF CHANGES IN NET ASSETS

                                     AIT                       AIT                       AIT                       AIT
                                 CORE EQUITY               EQUITY INDEX            GOVERNMENT BOND             MONEY MARKET
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   --       $    3       $    26      $    37      $   21       $   64      $    500     $   1,186
    Net realized gain
      (loss).............        (5)         481             3          206          --           --            --            --
    Net unrealized gain
      (loss).............       (51)        (675)          (73)         809         (35)          27            --            --
                             ------       ------       -------      -------      ------       ------      --------     ---------
    Net increase
      (decrease) in net
      assets from
      operations.........       (56)        (191)          (44)       1,052         (14)          91           500         1,186
                             ------       ------       -------      -------      ------       ------      --------     ---------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --           --            --           --          --           --       361,592       481,124
    Terminations.........        --           --            --           --          --           --            --            --
    Insurance and other
      charges............       (16)         (16)         (214)        (147)         --           --        (1,902)       (2,188)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --        2,494         2,494       25,760          --           --      (337,833)     (371,793)
    Other transfers from
      (to) the General
      Account............        --           --            --           --          --           --            --           (29)
    Net increase
      (decrease) in
      investment by
      Sponsor............        --        2,000            --        4,000          --        2,000            --         4,000
                             ------       ------       -------      -------      ------       ------      --------     ---------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       (16)       4,478         2,280       29,613          --        2,000        21,857       111,114
                             ------       ------       -------      -------      ------       ------      --------     ---------
    Net increase
      (decrease) in net
      assets.............       (72)       4,287         2,236       30,665         (14)       2,091        22,357       112,300
  NET ASSETS:
    Beginning of
      period.............     4,287           --        30,665           --       2,091           --       112,300            --
                             ------       ------       -------      -------      ------       ------      --------     ---------
    End of period........    $4,215       $4,287       $32,901      $30,665      $2,077       $2,091      $134,657     $ 112,300
                             ======       ======       =======      =======      ======       ======      ========     =========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    SELECT                  AIT SELECT                AIT SELECT                AIT SELECT
                               STRATEGIC INCOME        CAPITAL APPRECIATION        EMERGING MARKETS               GROWTH
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   (7)      $  (20)      $   (35)     $   (47)     $  (12)      $  (23)      $   (29)     $   (40)
    Net realized gain
      (loss).............        (3)         861            --          282           1           (2)           (8)         188
    Net unrealized gain
      (loss).............      (110)      (1,385)          368          328         471         (156)         (497)        (442)
                             ------       ------       -------      -------      ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........      (120)        (544)          333          563         460         (181)         (534)        (294)
                             ------       ------       -------      -------      ------       ------       -------      -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --           --            --           --          --           --            --           --
    Terminations.........        --           --            --           --          --           --            --           --
    Insurance and other
      charges............        --           --           (90)         (87)        (12)          (7)          (77)         (69)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --           --         5,772        9,470          --        1,322            --       10,295
    Other transfers from
      (to) the General
      Account............        --           --            --           --          --           --            --           --
    Net increase
      (decrease) in
      investment by
      Sponsor............        --        4,000            --        4,000          --        4,000            --        4,000
                             ------       ------       -------      -------      ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......        --        4,000         5,682       13,383         (12)       5,315           (77)      14,226
                             ------       ------       -------      -------      ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets.............      (120)       3,456         6,015       13,946         448        5,134          (611)      13,932
  NET ASSETS:
    Beginning of
      period.............     3,456           --        13,946           --       5,134           --        13,932           --
                             ------       ------       -------      -------      ------       ------       -------      -------
    End of period........    $3,336       $3,456       $19,961      $13,946      $5,582       $5,134       $13,321      $13,932
                             ======       ======       =======      =======      ======       ======       =======      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  AIT SELECT                AIT SELECT                AIT SELECT                AIT SELECT
                              GROWTH AND INCOME        INTERNATIONAL EQUITY    INVESTMENT GRADE INCOME       STRATEGIC GROWTH
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $    20      $   (11)     $  (21)      $    29     $  3,725     $  4,116      $  (14)      $  (24)
    Net realized gain
      (loss).............         (1)          (2)        (11)          665          (11)         188          (4)          (5)
    Net unrealized gain
      (loss).............        142          181         (72)       (1,243)      (6,216)      (1,603)       (703)        (312)
                             -------      -------      ------       -------     --------     --------      ------       ------
    Net increase
      (decrease) in net
      assets from
      operations.........        161          168        (104)         (549)      (2,502)       2,701        (721)        (341)
                             -------      -------      ------       -------     --------     --------      ------       ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --           --          --            --           --           --          --           --
    Terminations.........         --           --          --            --           --           --          --           --
    Insurance and other
      charges............       (136)        (104)        (48)          (36)      (1,531)      (1,581)        (29)         (19)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     20,514       15,495          --         6,537      119,536      157,643       2,772        2,600
    Other transfers from
      (to) the General
      Account............         --           --          --            --           --         (157)         --           --
    Net increase
      (decrease) in
      investment by
      Sponsor............         --        4,000          --         4,000           --        1,892          --        4,000
                             -------      -------      ------       -------     --------     --------      ------       ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     20,378       19,391         (48)       10,501      118,005      157,797       2,743        6,581
                             -------      -------      ------       -------     --------     --------      ------       ------
    Net increase
      (decrease) in net
      assets.............     20,539       19,559        (152)        9,952      115,503      160,498       2,022        6,240
  NET ASSETS:
    Beginning of
      period.............     19,559           --       9,952            --      160,498           --       6,240           --
                             -------      -------      ------       -------     --------     --------      ------       ------
    End of period........    $40,098      $19,559      $9,800       $ 9,952     $276,001     $160,498      $8,262       $6,240
                             =======      =======      ======       =======     ========     ========      ======       ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                 ALLIANCE
                                  AIT SELECT                AIT SELECT                 AIM V.I.                 GROWTH AND
                               STRATEGIC INCOME         VALUE OPPORTUNITY         AGGRESSIVE GROWTH           INCOME CLASS B
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   252      $   160      $  (16)      $   (3)      $   (8)      $  (13)      $   (87)     $   (55)
    Net realized gain
      (loss).............         (1)         227          --          392           (2)          (1)            2         (123)
    Net unrealized gain
      (loss).............       (418)        (290)        338          (31)          43         (201)        1,410          316
                             -------      -------      ------       ------       ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........       (167)          97         322          358           33         (215)        1,325          138
                             -------      -------      ------       ------       ------       ------       -------      -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --           --          --           --           --           --            --           --
    Terminations.........         --           --          --           --           --           --            --           --
    Insurance and other
      charges............       (139)         (64)        (22)         (14)         (16)         (11)         (291)        (168)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     28,547        9,859          --        2,644           --        1,984         9,979       33,276
    Other transfers from
      (to) the General
      Account............         --           --          --           --           --           --            --           98
    Net increase
      (decrease) in
      investment by
      Sponsor............         --        4,000          --        4,000           --        2,000            --        2,000
                             -------      -------      ------       ------       ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     28,408       13,795         (22)       6,630          (16)       3,973         9,688       35,206
                             -------      -------      ------       ------       ------       ------       -------      -------
    Net increase
      (decrease) in net
      assets.............     28,241       13,892         300        6,988           17        3,758        11,013       35,344
  NET ASSETS:
    Beginning of
      period.............     13,892           --       6,988           --        3,758           --        35,344           --
                             -------      -------      ------       ------       ------       ------       -------      -------
    End of period........    $42,133      $13,892      $7,288       $6,988       $3,775       $3,758       $46,357      $35,344
                             =======      =======      ======       ======       ======       ======       =======      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   ALLIANCE                                            FIDELITY
                                   PREMIER                     DGPF                      VIP
                                    GROWTH                INTERNATIONAL                EQUITY-
                                   CLASS B                    EQUITY                    INCOME
                           ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
     (loss)..............    $   (56)     $   (76)     $  131       $  (11)      $   273      $   (44)
    Net realized gain
     (loss)..............         (9)         (54)         --           (1)          456           (2)
    Net unrealized gain
     (loss)..............     (1,654)         314         (65)        (194)           73          324
                             -------      -------      ------       ------       -------      -------
    Net increase
     (decrease) in net
     assets from
     operations..........     (1,719)         184          66         (206)          802          278
                             -------      -------      ------       ------       -------      -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --           --          --           --            --           --
    Terminations.........         --           --          --           --            --           --
    Insurance and other
     charges.............       (132)        (179)         --           --          (182)         (68)
    Transfers between
     sub-accounts
     (including fixed
     account), net.......      3,195       20,841          --           --        43,410        8,883
    Other transfers from
     (to) the General
     Account.............         --          180          --           --            --           --
    Net increase
     (decrease) in
     investment by
     Sponsor.............         --        4,000          --        2,000            --        4,000
                             -------      -------      ------       ------       -------      -------
    Net increase
     (decrease) in net
     assets from policy
     transactions........      3,063       24,842          --        2,000        43,228       12,815
                             -------      -------      ------       ------       -------      -------
    Net increase
     (decrease) in net
     assets..............      1,344       25,026          66        1,794        44,030       13,093
  NET ASSETS:
    Beginning of
     period..............     25,026           --       1,794           --        13,093           --
                             -------      -------      ------       ------       -------      -------
    End of period........    $26,370      $25,026      $1,860       $1,794       $57,123      $13,093
                             =======      =======      ======       ======       =======      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                 FIDELITY
                                   FIDELITY                  FIDELITY                  FIDELITY                   VIP II
                                     VIP                       VIP                       VIP                      ASSET
                                    GROWTH                 HIGH INCOME                 OVERSEAS                  MANAGER
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   (37)     $   (37)     $ 2,070      $   (63)     $    8       $  (10)      $   67       $  (12)
    Net realized gain
      (loss).............          4         (104)         (13)         (42)         (1)          (2)          --           --
    Net unrealized gain
      (loss).............      1,649         (169)      (1,956)        (959)         17         (376)         (78)         (44)
                             -------      -------      -------      -------      ------       ------       ------       ------
    Net increase
      (decrease) in net
      assets from
      operations.........      1,616         (310)         101       (1,064)         24         (388)         (11)         (56)
                             -------      -------      -------      -------      ------       ------       ------       ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --           --           --           --          --           --           --           --
    Terminations.........         --           --           --           --          --           --           --           --
Insurance and other
  charges................       (255)         (26)         (90)        (123)         --           --           --           --
    Transfers between
      sub-accounts
      (including fixed
      account), net......     45,967       18,844       18,718       14,340          --           --           --           --
    Other transfers from
      (to) the General
      Account............         (1)          12           --            5          --           --           --           --
    Net increase
      (decrease) in
      investment by
      Sponsor............         --        4,000           --        4,000          --        2,000           --        2,000
                             -------      -------      -------      -------      ------       ------       ------       ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     45,711       22,830       18,628       18,222          --        2,000           --        2,000
                             -------      -------      -------      -------      ------       ------       ------       ------
    Net increase
      (decrease) in net
      assets.............     47,327       22,520       18,729       17,158          24        1,612          (11)       1,944
  NET ASSETS:
    Beginning of
      period.............     22,520           --       17,158           --       1,612           --        1,944           --
                             -------      -------      -------      -------      ------       ------       ------       ------
    End of period........    $69,847      $22,520      $35,887      $17,158      $1,636       $1,612       $1,933       $1,944
                             =======      =======      =======      =======      ======       ======       ======       ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    FT VIP
                                   FRANKLIN                   FT VIP                    FT VIP                   INVESCO
                                  LARGE CAP                  FRANKLIN                   MUTUAL                     VIF
                                    GROWTH                  SMALL CAP                   SHARES                    HEALTH
                                   CLASS 2                   CLASS 2                   CLASS 2                   SCIENCES
                           ------------------------  ------------------------  ------------------------  ------------------------
                            3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                              ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO      ENDED     5/1/01* TO
                             3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01      3/31/02     12/31/01
                           (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   (4)      $   (4)      $   (25)     $  (15)      $   (45)     $     8      $  (19)      $   (3)
    Net realized gain
      (loss).............        (2)         412             2          (4)            6          122          (3)           1
    Net unrealized gain
      (loss).............        (9)        (656)          463          69           974          419        (501)         113
                             ------       ------       -------      ------       -------      -------      ------       ------
    Net increase
      (decrease) in net
      assets from
      operations.........       (15)        (248)          440          50           935          549        (523)         111
                             ------       ------       -------      ------       -------      -------      ------       ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --           --            --          --            --           --          --           --
    Terminations.........        --           --            --          --            --           --          --           --
    Insurance and other
      charges............        --           --           (52)        (16)         (138)         (55)        (37)         (27)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --           --        12,978       2,496        19,956        9,980          --        4,990
    Other transfers from
      (to) the General
      Account............        --           --            --          --            --           --          --           --
    Net increase
      (decrease) in
      investment by
      Sponsor............        --        2,000            --       4,000            --        2,000          --        4,000
                             ------       ------       -------      ------       -------      -------      ------       ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......        --        2,000        12,926       6,480        19,818       11,925         (37)       8,963
                             ------       ------       -------      ------       -------      -------      ------       ------
    Net increase
      (decrease) in net
      assets.............       (15)       1,752        13,366       6,530        20,753       12,474        (560)       9,074
  NET ASSETS:
    Beginning of
      period.............     1,752           --         6,530          --        12,474           --       9,074           --
                             ------       ------       -------      ------       -------      -------      ------       ------
    End of period........    $1,737       $1,752       $19,896      $6,530       $33,227      $12,474      $8,514       $9,074
                             ======       ======       =======      ======       =======      =======      ======       ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         JANUS                    T. ROWE
                                         ASPEN                     PRICE
                                         GROWTH                INTERNATIONAL
                                     SERVICE SHARES                STOCK
                                ------------------------  ------------------------
                                 3 MONTHS    PERIOD FROM   3 MONTHS    PERIOD FROM
                                   ENDED     5/1/01* TO      ENDED     5/1/01* TO
                                  3/31/02     12/31/01      3/31/02     12/31/01
                                (UNAUDITED)  (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                                -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
FROM OPERATIONS:
    Net investment income
     (loss)...................    $   (24)     $   (33)     $   (24)     $  142
    Net realized gain
     (loss)...................         --            6           (5)         (6)
    Net unrealized gain
     (loss)...................          4          (99)         280        (738)
                                  -------      -------      -------      ------
    Net increase (decrease) in
     net assets from
     operations...............        (20)        (126)         251        (602)
                                  -------      -------      -------      ------
  FROM POLICY TRANSACTIONS:
    Net premiums..............         --           --           --          --
    Terminations..............         --           --           --          --
    Insurance and other
     charges..................        (64)         (44)         (53)        (26)
    Transfers between
     sub-accounts (including
     fixed account), net......         --        7,484        3,993       4,554
    Other transfers from (to)
     the General Account......         --           --           --          --
    Net increase (decrease) in
     investment by Sponsor....         --        4,000           --       4,000
                                  -------      -------      -------      ------
    Net increase (decrease) in
     net assets from policy
     transactions.............        (64)      11,440        3,940       8,528
                                  -------      -------      -------      ------
    Net increase (decrease) in
     net assets...............        (84)      11,314        4,191       7,926
  NET ASSETS:
    Beginning of period.......     11,314           --        7,926          --
                                  -------      -------      -------      ------
    End of period.............    $11,230      $11,314      $12,117      $7,926
                                  =======      =======      =======      ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Select SPVL Account ("the Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on May 1, 2001 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-nine Sub-Accounts of which all had investment activity during the year. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                          INVESTMENT MANAGER
----------                                          ------------------
Allmerica Investment Trust ("AIT")                  Allmerica Financial Investment Management
                                                    Services, Inc. ("AFIMS")
AIM Variable Insurance Funds ("AIM V.I.")           A I M Advisors, Inc.
Alliance Variable Products Series Fund, Inc.        Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Delaware Group Premium Fund ("DGPF")                Delaware International Advisors Ltd.
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company ("FMR")
("Fidelity VIP")
Fidelity Variable Products Fund II                  Fidelity Management & Research Company ("FMR")
("Fidelity VIP II")
Franklin Templeton Variable Insurance Products      Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
INVESCO Variable Investment Funds, Inc.             INVESCO Funds Group, Inc.
("INVESCO VIF")
Janus Aspen Series (Service Shares)                 Janus Capital
("Janus Aspen")
T Rowe Price International Series, Inc.             T Rowe Price International
("T Rowe Price")

    The Fund Groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is an indirect wholly owned subsidiary of FAFLIC.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of Separate Account SPVL of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account SPVL of First Allmerica Financial Life Insurance Company at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for the period May 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the Funds, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 28, 2002

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                  AIT          AIT          AIT
                                     AIT        AIT        AIT         AIT       SELECT       SELECT       SELECT
                                    CORE      EQUITY    GOVERNMENT    MONEY    AGGRESSIVE    CAPITAL      EMERGING
                                   EQUITY      INDEX       BOND      MARKET      GROWTH    APPRECIATION   MARKETS
                                  ---------  ---------  ----------  ---------  ----------  ------------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $   4,287  $  30,665  $   2,091   $ 112,300  $   3,456    $  13,946    $   5,134
Investments in shares of AIM
  Variable Insurance Funds......         --         --         --          --         --           --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --         --         --          --         --           --           --
Investments in shares of
  Delaware Group Premium Fund...         --         --         --          --         --           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --         --         --          --         --           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --         --         --          --         --           --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --         --         --          --         --           --           --
Investment in shares of INVESCO
  Variable Investment Funds,
  Inc...........................         --         --         --          --         --           --           --
Investment in shares of Janus
  Aspen Series..................         --         --         --          --         --           --           --
Investment in shares of T. Rowe
  Price International Series,
  Inc...........................         --         --         --          --         --           --           --
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------
  Total assets..................      4,287     30,665      2,091     112,300      3,456       13,946        5,134
LIABILITIES:                             --         --         --          --         --           --           --
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------
  Net assets....................  $   4,287  $  30,665  $   2,091   $ 112,300  $   3,456    $  13,946    $   5,134
                                  =========  =========  =========   =========  =========    =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $   2,542  $   2,607  $      --   $  25,920  $      --    $      --    $      --
  Allmerica Select SPL life
    policies....................         --     24,426         --      82,309         --        9,981        1,398
  Value of investment by First
    Allmerica Financial Life
    Insurance
    Company (Sponsor)...........      1,745      3,632      2,091       4,071      3,456        3,965        3,736
                                  ---------  ---------  ---------   ---------  ---------    ---------    ---------
                                  $   4,287  $  30,665  $   2,091   $ 112,300  $   3,456    $  13,946    $   5,134
                                  =========  =========  =========   =========  =========    =========    =========
ESTATE OPTIMIZER:
  Units outstanding,
    December 31, 2001...........      4,913      4,871      2,000      27,474      2,000        2,000        2,000
  Net asset value per unit,
    December 31, 2001...........  $0.872674  $0.907878  $1.045333   $1.017506  $0.863880    $0.991157    $0.934038
ALLMERICA SELECT SPL:
  Units outstanding,
    December 31, 2001...........         --     28,905         --      82,893      2,000       12,070        3,497
  Net asset value per unit,
    December 31, 2001...........  $      --  $0.907878  $      --   $1.017506  $0.863880    $0.991157    $0.934038

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                AIT           AIT           AIT          AIT         AIT          AIT
                                     AIT       SELECT       SELECT         SELECT       SELECT      SELECT      SELECT
                                   SELECT    GROWTH AND  INTERNATIONAL   INVESTMENT   STRATEGIC   STRATEGIC      VALUE
                                   GROWTH      INCOME       EQUITY      GRADE INCOME    GROWTH      INCOME    OPPORTUNITY
                                  ---------  ----------  -------------  ------------  ----------  ----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $  13,932  $  19,559     $   9,952     $ 160,498    $   6,240   $  13,892    $   6,988
Investments in shares of AIM
  Variable Insurance Funds......         --         --            --            --           --          --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --         --            --            --           --          --           --
Investments in shares of
  Delaware Group Premium Fund...         --         --            --            --           --          --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --         --            --            --           --          --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --         --            --            --           --          --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --         --            --            --           --          --           --
Investment in shares of INVESCO
  Variable Investment Funds,
  Inc...........................         --         --            --            --           --          --           --
Investment in shares of Janus
  Aspen Series..................         --         --            --            --           --          --           --
Investment in shares of T. Rowe
  Price International Series,
  Inc...........................         --         --            --            --           --          --           --
                                  ---------  ---------     ---------     ---------    ---------   ---------    ---------
  Total assets..................     13,932     19,559         9,952       160,498        6,240      13,892        6,988
LIABILITIES:                             --         --            --            --           --          --           --
                                  ---------  ---------     ---------     ---------    ---------   ---------    ---------
  Net assets....................  $  13,932  $  19,559     $   9,952     $ 160,498    $   6,240   $  13,892    $   6,988
                                  =========  =========     =========     =========    =========   =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $   2,594  $   2,590     $   1,301     $   5,773    $      --   $   3,241    $      --
  Allmerica Select SPL life
    policies....................      7,947     13,359         5,257       152,631        2,991       6,493        2,835
  Value of investment by First
    Allmerica Financial Life
    Insurance
    Company (Sponsor)...........      3,391      3,610         3,394         2,094        3,249       4,158        4,153
                                  ---------  ---------     ---------     ---------    ---------   ---------    ---------
                                  $  13,932  $  19,559     $   9,952     $ 160,498    $   6,240   $  13,892    $   6,988
                                  =========  =========     =========     =========    =========   =========    =========
ESTATE OPTIMIZER:
  Units outstanding,
    December 31, 2001...........      5,061      4,870         3,533         7,512        2,000       5,119        2,000
  Net asset value per unit,
    December 31, 2001...........  $0.847576  $0.902483     $0.848647     $1.047302    $0.812323   $1.039229    $1.038381
ALLMERICA SELECT SPL:
  Units outstanding,
    December 31, 2001...........     11,376     16,802         8,194       145,737        5,682       8,248        4,730
  Net asset value per unit,
    December 31, 2001...........  $0.847576  $0.902483     $0.848647     $1.047302    $0.812323   $1.039229    $1.038381

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                               ALLIANCE   ALLIANCE                   FIDELITY
                                   AIM V.I.   GROWTH AND   PREMIER       DGPF          VIP       FIDELITY    FIDELITY
                                  AGGRESSIVE    INCOME     GROWTH    INTERNATIONAL   EQUITY-       VIP          VIP
                                    GROWTH     CLASS B     CLASS B      EQUITY        INCOME      GROWTH    HIGH INCOME
                                  ----------  ----------  ---------  -------------  ----------  ----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --   $      --   $      --    $      --    $      --   $      --    $      --
Investments in shares of AIM
  Variable Insurance Funds......      3,758          --          --           --           --          --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --      35,344      25,026           --           --          --           --
Investments in shares of
  Delaware Group Premium Fund...         --          --          --        1,794           --          --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --          --          --           --       13,093      22,520       17,158
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --          --          --           --           --          --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --          --          --           --           --          --           --
Investment in shares of INVESCO
  Variable Investment Funds,
  Inc...........................         --          --          --           --           --          --           --
Investment in shares of Janus
  Aspen Series..................         --          --          --           --           --          --           --
Investment in shares of T. Rowe
  Price International Series,
  Inc...........................         --          --          --           --           --          --           --
                                  ---------   ---------   ---------    ---------    ---------   ---------    ---------
  Total assets..................      3,758      35,344      25,026        1,794       13,093      22,520       17,158
LIABILITIES:                             --          --          --           --           --          --           --
                                  ---------   ---------   ---------    ---------    ---------   ---------    ---------
  Net assets....................  $   3,758   $  35,344   $  25,026    $   1,794    $  13,093   $  22,520    $  17,158
                                  =========   =========   =========    =========    =========   =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $      --   $      --   $      --    $      --    $   2,561   $   1,329    $   1,176
  Allmerica Select SPL life
    policies....................      2,029      33,486      21,593           --        6,765      17,702       12,356
  Value of investment by First
    Allmerica Financial Life
    Insurance
    Company (Sponsor)...........      1,729       1,858       3,433        1,794        3,767       3,489        3,626
                                  ---------   ---------   ---------    ---------    ---------   ---------    ---------
                                  $   3,758   $  35,344   $  25,026    $   1,794    $  13,093   $  22,520    $  17,158
                                  =========   =========   =========    =========    =========   =========    =========
ESTATE OPTIMIZER:
  Units outstanding,
    December 31, 2001...........         --          --       2,000        2,000        4,719       3,524        3,298
  Net asset value per unit,
    December 31, 2001...........  $      --   $      --   $0.858101    $0.897146    $0.941805   $0.872018    $0.906306
ALLMERICA SELECT SPL:
  Units outstanding,
    December 31, 2001...........      4,347      38,045      27,164           --        9,183      22,300       15,633
  Net asset value per unit,
    December 31, 2001...........  $0.864421   $0.928998   $0.858101    $      --    $0.941805   $0.872018    $0.906306

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                         FT VIP
                                             FIDELITY   FRANKLIN    FT VIP     FT VIP     INVESCO       JANUS          T. ROWE
                                  FIDELITY    VIP II    LARGE CAP  FRANKLIN    MUTUAL       VIF         ASPEN           PRICE
                                     VIP       ASSET     GROWTH    SMALL CAP   SHARES     HEALTH        GROWTH      INTERNATIONAL
                                  OVERSEAS    MANAGER    CLASS 2    CLASS 2    CLASS 2   SCIENCES   SERVICE SHARES      STOCK
                                  ---------  ---------  ---------  ---------  ---------  ---------  --------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --  $      --  $     --   $     --   $      --  $     --     $      --       $      --
Investments in shares of AIM
  Variable Insurance Funds......         --         --        --         --          --        --            --              --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --         --        --         --          --        --            --              --
Investments in shares of
  Delaware Group Premium Fund...         --         --        --         --          --        --            --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........      1,612         --        --         --          --        --            --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --      1,944        --         --          --        --            --              --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --         --     1,752      6,530      12,474        --            --              --
Investment in shares of INVESCO
  Variable Investment Funds,
  Inc...........................         --         --        --         --          --     9,074            --              --
Investment in shares of Janus
  Aspen Series..................         --         --        --         --          --        --        11,314              --
Investment in shares of T. Rowe
  Price International Series,
  Inc...........................         --         --        --         --          --        --            --           7,926
                                  ---------  ---------  ---------  ---------  ---------  ---------    ---------       ---------
  Total assets..................      1,612      1,944     1,752      6,530      12,474     9,074        11,314           7,926
LIABILITIES:                             --         --        --         --          --        --            --              --
                                  ---------  ---------  ---------  ---------  ---------  ---------    ---------       ---------
  Net assets....................  $   1,612  $   1,944  $  1,752   $  6,530   $  12,474  $  9,074     $  11,314       $   7,926
                                  =========  =========  =========  =========  =========  =========    =========       =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Estate Optimizer life
    policies....................  $      --  $      --  $     --   $  2,804   $      --  $     --     $      --       $   1,298
  Allmerica Select SPL life
    policies....................         --         --        --         --      10,502     4,991         8,160           3,297
  Value of investment by First
    Allmerica Financial Life
    Insurance
    Company (Sponsor)...........      1,612      1,944     1,752      3,726       1,972     4,083         3,154           3,331
                                  ---------  ---------  ---------  ---------  ---------  ---------    ---------       ---------
                                  $   1,612  $   1,944  $  1,752   $  6,530   $  12,474  $  9,074     $  11,314       $   7,926
                                  =========  =========  =========  =========  =========  =========    =========       =========
ESTATE OPTIMIZER:
  Units outstanding,
    December 31, 2001...........      2,000      2,000     2,000      5,011          --     2,000         2,000           3,558
  Net asset value per unit,
    December 31, 2001...........  $0.805850  $0.971867  $0.875773  $0.931410  $      --  $1.020842    $0.788671       $0.832861
ALLMERICA SELECT SPL:
  Units outstanding,
    December 31, 2001...........         --         --        --      2,000      12,648     6,889        12,346           5,959
  Net asset value per unit,
    December 31, 2001...........  $      --  $      --  $     --   $0.931410  $0.986291  $1.020842    $0.788671       $0.832861

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                            STATEMENTS OF OPERATIONS

                                                                                                AIT             AIT
                                AIT             AIT             AIT             AIT            SELECT          SELECT
                                CORE           EQUITY        GOVERNMENT        MONEY         AGGRESSIVE       CAPITAL
                               EQUITY          INDEX            BOND           MARKET          GROWTH       APPRECIATION
                           --------------  --------------  --------------  --------------  --------------  --------------
                              FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                           --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  20           $  102           $76            $1,680         $    --           $ --
EXPENSES:
    Mortality and expense
      risk fees..........         17               65            12               494              20             47
                               -----           ------           ---            ------         -------           ----
    Net investment income
      (loss).............          3               37            64             1,186             (20)           (47)
                               -----           ------           ---            ------         -------           ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        487              206            --                --             868            290
  Net realized gain
    (loss) from sales of
    investments..........         (6)              --            --                --              (7)            (8)
                               -----           ------           ---            ------         -------           ----
    Net realized gain
      (loss).............        481              206            --                --             861            282
  Net unrealized gain
    (loss)...............       (675)             809            27                --          (1,385)           328
                               -----           ------           ---            ------         -------           ----
    Net realized and
      unrealized gain
      (loss).............       (194)           1,015            27                --            (524)           610
                               -----           ------           ---            ------         -------           ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(191)          $1,052           $91            $1,186         $  (544)          $563
                               =====           ======           ===            ======         =======           ====

                                AIT
                               SELECT
                              EMERGING
                              MARKETS
                           --------------
                              FOR THE
                           PERIOD 5/1/01*
                            TO 12/31/01
                           --------------
INVESTMENT INCOME:
  Dividends..............      $  --
EXPENSES:
    Mortality and expense
      risk fees..........         23
                               -----
    Net investment income
      (loss).............        (23)
                               -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --
  Net realized gain
    (loss) from sales of
    investments..........         (2)
                               -----
    Net realized gain
      (loss).............         (2)
  Net unrealized gain
    (loss)...............       (156)
                               -----
    Net realized and
      unrealized gain
      (loss).............       (158)
                               -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(181)
                               =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                AIT
                                                AIT             AIT            SELECT           AIT             AIT
                                AIT            SELECT          SELECT        INVESTMENT        SELECT          SELECT
                               SELECT        GROWTH AND    INTERNATIONAL       GRADE         STRATEGIC       STRATEGIC
                               GROWTH          INCOME          EQUITY          INCOME          GROWTH          INCOME
                           --------------  --------------  --------------  --------------  --------------  --------------
                              FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                           --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --            $ 39           $   58         $ 4,618          $  --           $ 201
EXPENSES:
    Mortality and expense
      risk fees..........         40              50               29             502             24              41
                               -----            ----           ------         -------          -----           -----
    Net investment income
      (loss).............        (40)            (11)              29           4,116            (24)            160
                               -----            ----           ------         -------          -----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        194              --              675              --             --             226
  Net realized gain
    (loss) from sales of
    investments..........         (6)             (2)             (10)            188             (5)              1
                               -----            ----           ------         -------          -----           -----
    Net realized gain
      (loss).............        188              (2)             665             188             (5)            227
  Net unrealized gain
    (loss)...............       (442)            181           (1,243)         (1,603)          (312)           (290)
                               -----            ----           ------         -------          -----           -----
    Net realized and
      unrealized gain
      (loss).............       (254)            179             (578)         (1,415)          (317)            (63)
                               -----            ----           ------         -------          -----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(294)           $168           $ (549)        $ 2,701          $(341)          $  97
                               =====            ====           ======         =======          =====           =====


                                AIT
                               SELECT
                               VALUE
                            OPPORTUNITY
                           --------------
                              FOR THE
                           PERIOD 5/1/01*
                            TO 12/31/01
                           --------------
INVESTMENT INCOME:
  Dividends..............       $ 23
EXPENSES:
    Mortality and expense
      risk fees..........         26
                                ----
    Net investment income
      (loss).............         (3)
                                ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        394
  Net realized gain
    (loss) from sales of
    investments..........         (2)
                                ----
    Net realized gain
      (loss).............        392
  Net unrealized gain
    (loss)...............        (31)
                                ----
    Net realized and
      unrealized gain
      (loss).............        361
                                ----
    Net increase
      (decrease) in net
      assets from
      operations.........       $358
                                ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                              ALLIANCE        ALLIANCE                        FIDELITY
                              AIM V.I.       GROWTH AND       PREMIER           DGPF            VIP           FIDELITY
                             AGGRESSIVE        INCOME          GROWTH      INTERNATIONAL      EQUITY-           VIP
                               GROWTH         CLASS B         CLASS B          EQUITY          INCOME          GROWTH
                           --------------  --------------  --------------  --------------  --------------  --------------
                              FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                           --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --           $  11           $  --           $  --            $ --           $  --
EXPENSES:
    Mortality and expense
      risk fees..........         13              66              76              11              44              37
                               -----           -----           -----           -----            ----           -----
    Net investment income
      (loss).............        (13)            (55)            (76)            (11)            (44)            (37)
                               -----           -----           -----           -----            ----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --              81             199              --              --              --
  Net realized gain
    (loss) from sales of
    investments..........         (1)           (204)           (253)             (1)             (2)           (104)
                               -----           -----           -----           -----            ----           -----
    Net realized gain
      (loss).............         (1)           (123)            (54)             (1)             (2)           (104)
  Net unrealized gain
    (loss)...............       (201)            316             314            (194)            324            (169)
                               -----           -----           -----           -----            ----           -----
    Net realized and
      unrealized gain
      (loss).............       (202)            193             260            (195)            322            (273)
                               -----           -----           -----           -----            ----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(215)          $ 138           $ 184           $(206)           $278           $(310)
                               =====           =====           =====           =====            ====           =====


                              FIDELITY
                                VIP
                            HIGH INCOME
                           --------------
                              FOR THE
                           PERIOD 5/1/01*
                            TO 12/31/01
                           --------------
INVESTMENT INCOME:
  Dividends..............     $    --
EXPENSES:
    Mortality and expense
      risk fees..........          63
                              -------
    Net investment income
      (loss).............         (63)
                              -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...          --
  Net realized gain
    (loss) from sales of
    investments..........         (42)
                              -------
    Net realized gain
      (loss).............         (42)
  Net unrealized gain
    (loss)...............        (959)
                              -------
    Net realized and
      unrealized gain
      (loss).............      (1,001)
                              -------
    Net increase
      (decrease) in net
      assets from
      operations.........     $(1,064)
                              =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                               FT VIP
                                              FIDELITY        FRANKLIN         FT VIP          FT VIP         INVESCO
                              FIDELITY         VIP II        LARGE CAP        FRANKLIN         MUTUAL           VIF
                                VIP            ASSET           GROWTH        SMALL CAP         SHARES          HEALTH
                              OVERSEAS        MANAGER         CLASS 2         CLASS 2         CLASS 2         SCIENCES
                           --------------  --------------  --------------  --------------  --------------  --------------
                              FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                           --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --            $ --           $   6            $14             $ 36            $ 30
EXPENSES:
    Mortality and expense
      risk fees..........         10              12              10             29               28              33
                               -----            ----           -----            ---             ----            ----
    Net investment income
      (loss).............        (10)            (12)             (4)           (15)               8              (3)
                               -----            ----           -----            ---             ----            ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --              --             415             --              122              --
  Net realized gain
    (loss) from sales of
    investments..........         (2)             --              (3)            (4)              --               1
                               -----            ----           -----            ---             ----            ----
    Net realized gain
      (loss).............         (2)             --             412             (4)             122               1
  Net unrealized gain
    (loss)...............       (376)            (44)           (656)            69              419             113
                               -----            ----           -----            ---             ----            ----
    Net realized and
      unrealized gain
      (loss).............       (378)            (44)           (244)            65              541             114
                               -----            ----           -----            ---             ----            ----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(388)           $(56)          $(248)           $50             $549            $111
                               =====            ====           =====            ===             ====            ====


                               JANUS          T. ROWE
                               ASPEN           PRICE
                               GROWTH      INTERNATIONAL
                           SERVICE SHARES      STOCK
                           --------------  --------------
                              FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01
                           --------------  --------------
INVESTMENT INCOME:
  Dividends..............      $  --           $ 169
EXPENSES:
    Mortality and expense
      risk fees..........         33              27
                               -----           -----
    Net investment income
      (loss).............        (33)            142
                               -----           -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...          7              --
  Net realized gain
    (loss) from sales of
    investments..........         (1)             (6)
                               -----           -----
    Net realized gain
      (loss).............          6              (6)
  Net unrealized gain
    (loss)...............        (99)           (738)
                               -----           -----
    Net realized and
      unrealized gain
      (loss).............        (93)           (744)
                               -----           -----
    Net increase
      (decrease) in net
      assets from
      operations.........      $(126)          $(602)
                               =====           =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   AIT          AIT           AIT
                               AIT          AIT          AIT          AIT        SELECT        SELECT       SELECT
                              CORE        EQUITY     GOVERNMENT      MONEY     AGGRESSIVE     CAPITAL      EMERGING
                             EQUITY        INDEX        BOND        MARKET       GROWTH     APPRECIATION    MARKETS
                           -----------  -----------  -----------  -----------  -----------  ------------  -----------
                           PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM   PERIOD FROM
                           5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO    5/1/01* TO   5/1/01* TO
                            12/31/01     12/31/01     12/31/01     12/31/01     12/31/01      12/31/01     12/31/01
                           -----------  -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $    3       $    37      $   64      $   1,186     $   (20)     $   (47)      $  (23)
    Net realized gain
      (loss).............       481           206          --             --         861          282           (2)
    Net unrealized gain
      (loss).............      (675)          809          27             --      (1,385)         328         (156)
                             ------       -------      ------      ---------     -------      -------       ------
    Net increase
      (decrease) in net
      assets from
      operations.........      (191)        1,052          91          1,186        (544)         563         (181)
                             ------       -------      ------      ---------     -------      -------       ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --            --          --        481,124          --           --           --
    Insurance and other
      charges............       (16)         (147)         --         (2,188)         --          (87)          (7)
    Transfers between
      sub--accounts
      (including fixed
      account), net......     2,494        25,760          --       (371,793)         --        9,470        1,322
    Other transfers from
      (to) the General
      Account............        --            --          --            (29)         --           --           --
    Net increase
      (decrease) in
      investment by
      Sponsor............     2,000         4,000       2,000          4,000       4,000        4,000        4,000
                             ------       -------      ------      ---------     -------      -------       ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     4,478        29,613       2,000        111,114       4,000       13,383        5,315
                             ------       -------      ------      ---------     -------      -------       ------
    Net increase
      (decrease) in net
      assets.............     4,287        30,665       2,091        112,300       3,456       13,946        5,134
  NET ASSETS:
    Beginning of year....        --            --          --             --          --           --           --
                             ------       -------      ------      ---------     -------      -------       ------
    End of year..........    $4,287       $30,665      $2,091      $ 112,300     $ 3,456      $13,946       $5,134
                             ======       =======      ======      =========     =======      =======       ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        AIT
                                            AIT           AIT         SELECT         AIT          AIT          AIT
                               AIT        SELECT        SELECT      INVESTMENT     SELECT       SELECT       SELECT
                             SELECT     GROWTH AND   INTERNATIONAL     GRADE      STRATEGIC    STRATEGIC      VALUE
                             GROWTH       INCOME        EQUITY        INCOME       GROWTH       INCOME     OPPORTUNITY
                           -----------  -----------  -------------  -----------  -----------  -----------  -----------
                           PERIOD FROM  PERIOD FROM   PERIOD FROM   PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM
                           5/1/01* TO   5/1/01* TO    5/1/01* TO    5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO
                            12/31/01     12/31/01      12/31/01      12/31/01     12/31/01     12/31/01     12/31/01
                           -----------  -----------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $   (40)     $   (11)      $    29      $  4,116      $  (24)      $   160      $   (3)
    Net realized gain
      (loss).............        188           (2)          665           188          (5)          227         392
    Net unrealized gain
      (loss).............       (442)         181        (1,243)       (1,603)       (312)         (290)        (31)
                             -------      -------       -------      --------      ------       -------      ------
    Net increase
      (decrease) in net
      assets from
      operations.........       (294)         168          (549)        2,701        (341)           97         358
                             -------      -------       -------      --------      ------       -------      ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --           --            --            --          --            --          --
    Insurance and other
      charges............        (69)        (104)          (36)       (1,581)        (19)          (64)        (14)
    Transfers between
      sub--accounts
      (including fixed
      account), net......     10,295       15,495         6,537       157,643       2,600         9,859       2,644
    Other transfers from
      (to) the General
      Account............         --           --            --          (157)         --            --          --
    Net increase
      (decrease) in
      investment by
      Sponsor............      4,000        4,000         4,000         1,892       4,000         4,000       4,000
                             -------      -------       -------      --------      ------       -------      ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     14,226       19,391        10,501       157,797       6,581        13,795       6,630
                             -------      -------       -------      --------      ------       -------      ------
    Net increase
      (decrease) in net
      assets.............     13,932       19,559         9,952       160,498       6,240        13,892       6,988
  NET ASSETS:
    Beginning of year....         --           --            --            --          --            --          --
                             -------      -------       -------      --------      ------       -------      ------
    End of year..........    $13,932      $19,559       $ 9,952      $160,498      $6,240       $13,892      $6,988
                             =======      =======       =======      ========      ======       =======      ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         ALLIANCE     ALLIANCE                    FIDELITY
                            AIM V.I.    GROWTH AND     PREMIER        DGPF           VIP       FIDELITY     FIDELITY
                           AGGRESSIVE     INCOME       GROWTH     INTERNATIONAL    EQUITY-        VIP          VIP
                             GROWTH       CLASS B      CLASS B       EQUITY        INCOME       GROWTH     HIGH INCOME
                           -----------  -----------  -----------  -------------  -----------  -----------  -----------
                           PERIOD FROM  PERIOD FROM  PERIOD FROM   PERIOD FROM   PERIOD FROM  PERIOD FROM  PERIOD FROM
                           5/1/01* TO   5/1/01* TO   5/1/01* TO    5/1/01* TO    5/1/01* TO   5/1/01* TO   5/1/01* TO
                            12/31/01     12/31/01     12/31/01      12/31/01      12/31/01     12/31/01     12/31/01
                           -----------  -----------  -----------  -------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $  (13)      $   (55)     $   (76)      $  (11)       $   (44)     $   (37)     $   (63)
    Net realized gain
      (loss).............        (1)         (123)         (54)          (1)            (2)        (104)         (42)
    Net unrealized gain
      (loss).............      (201)          316          314         (194)           324         (169)        (959)
                             ------       -------      -------       ------        -------      -------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........      (215)          138          184         (206)           278         (310)      (1,064)
                             ------       -------      -------       ------        -------      -------      -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --            --           --           --             --           --           --
    Insurance and other
      charges............       (11)         (168)        (179)          --            (68)         (26)        (123)
    Transfers between
      sub--accounts
      (including fixed
      account), net......     1,984        33,276       20,841           --          8,883       18,844       14,340
    Other transfers from
      (to) the General
      Account............        --            98          180           --             --           12            5
    Net increase
      (decrease) in
      investment by
      Sponsor............     2,000         2,000        4,000        2,000          4,000        4,000        4,000
                             ------       -------      -------       ------        -------      -------      -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     3,973        35,206       24,842        2,000         12,815       22,830       18,222
                             ------       -------      -------       ------        -------      -------      -------
    Net increase
      (decrease) in net
      assets.............     3,758        35,344       25,026        1,794         13,093       22,520       17,158
  NET ASSETS:
    Beginning of year....        --            --           --           --             --           --           --
                             ------       -------      -------       ------        -------      -------      -------
    End of year..........    $3,758       $35,344      $25,026       $1,794        $13,093      $22,520      $17,158
                             ======       =======      =======       ======        =======      =======      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       FT VIP
                                         FIDELITY     FRANKLIN      FT VIP       FT VIP       INVESCO        JANUS
                            FIDELITY      VIP II      LARGE CAP    FRANKLIN      MUTUAL         VIF          ASPEN
                               VIP         ASSET       GROWTH      SMALL CAP     SHARES       HEALTH         GROWTH
                            OVERSEAS      MANAGER      CLASS 2      CLASS 2      CLASS 2     SCIENCES    SERVICE SHARES
                           -----------  -----------  -----------  -----------  -----------  -----------  --------------
                           PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM   PERIOD FROM
                           5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO     5/1/01* TO
                            12/31/01     12/31/01     12/31/01     12/31/01     12/31/01     12/31/01       12/31/01
                           -----------  -----------  -----------  -----------  -----------  -----------  --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............    $  (10)      $  (12)      $   (4)      $  (15)      $     8      $   (3)       $   (33)
    Net realized gain
      (loss).............        (2)          --          412           (4)          122           1              6
    Net unrealized gain
      (loss).............      (376)         (44)        (656)          69           419         113            (99)
                             ------       ------       ------       ------       -------      ------        -------
    Net increase
      (decrease) in net
      assets from
      operations.........      (388)         (56)        (248)          50           549         111           (126)
                             ------       ------       ------       ------       -------      ------        -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........        --           --           --           --            --          --             --
    Insurance and other
      charges............        --           --           --          (16)          (55)        (27)           (44)
    Transfers between
      sub--accounts
      (including fixed
      account), net......        --           --           --        2,496         9,980       4,990          7,484
    Other transfers from
      (to) the General
      Account............        --           --           --           --            --          --             --
    Net increase
      (decrease) in
      investment by
      Sponsor............     2,000        2,000        2,000        4,000         2,000       4,000          4,000
                             ------       ------       ------       ------       -------      ------        -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     2,000        2,000        2,000        6,480        11,925       8,963         11,440
                             ------       ------       ------       ------       -------      ------        -------
    Net increase
      (decrease) in net
      assets.............     1,612        1,944        1,752        6,530        12,474       9,074         11,314
  NET ASSETS:
    Beginning of year....        --           --           --           --            --          --             --
                             ------       ------       ------       ------       -------      ------        -------
    End of year..........    $1,612       $1,944       $1,752       $6,530       $12,474      $9,074        $11,314
                             ======       ======       ======       ======       =======      ======        =======


                              T. ROWE
                               PRICE
                           INTERNATIONAL
                               STOCK
                           -------------
                            PERIOD FROM
                            5/1/01* TO
                             12/31/01
                           -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss).............     $  142
    Net realized gain
      (loss).............         (6)
    Net unrealized gain
      (loss).............       (738)
                              ------
    Net increase
      (decrease) in net
      assets from
      operations.........       (602)
                              ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         --
    Insurance and other
      charges............        (26)
    Transfers between
      sub--accounts
      (including fixed
      account), net......      4,554
    Other transfers from
      (to) the General
      Account............         --
    Net increase
      (decrease) in
      investment by
      Sponsor............      4,000
                              ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......      8,528
                              ------
    Net increase
      (decrease) in net
      assets.............      7,926
  NET ASSETS:
    Beginning of year....         --
                              ------
    End of year..........     $7,926
                              ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT SPVL
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Separate Account SPVL Account ("the Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on May 1, 2001 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-nine Sub-Accounts of which all had investment activity during the year. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                          INVESTMENT MANAGER
----------                                          ------------------
Allmerica Investment Trust ("AIT")                  Allmerica Financial Investment Management
                                                    Services, Inc. ("AFIMS")
AIM Variable Insurance Funds ("AIM V.I.")           A I M Advisors, Inc.
Alliance Variable Products Series Fund, Inc.        Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Delaware Group Premium Fund ("DGPF")                Delaware International Advisors Ltd.
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company ("FMR")
("Fidelity VIP")
Fidelity Variable Products Fund II                  Fidelity Management & Research Company ("FMR")
("Fidelity VIP II")
Franklin Templeton Variable Insurance Products      Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
INVESCO Variable Investment Funds, Inc.             INVESCO Funds Group, Inc.
("INVESCO VIF")
Janus Aspen Series (Service Shares)                 Janus Capital
("Janus Aspen")
T Rowe Price International Series, Inc.             T Rowe Price International
("T Rowe Price")

    The Fund Groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is an indirect wholly owned subsidiary of FAFLIC.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Underlying Funds at December 31, 2001 were as follows:

                                                                     PORTFOLIO INFORMATION
                                                                --------------------------------
                                                                                       NET ASSET
                                                                NUMBER OF   AGGREGATE    VALUE
  INVESTMENT PORTFOLIO                                            SHARES      COST     PER SHARE
  --------------------                                          ----------  ---------  ---------
  AIT Core Equity.............................................      2,625   $  4,962    $ 1.633
  AIT Equity Index............................................     11,295     29,856      2.715
  AIT Government Bond.........................................      1,941      2,064      1.077
  AIT Money Market............................................    112,300    112,300      1.000
  AIT Select Aggressive Growth................................      2,762      4,841      1.251
  AIT Select Capital Appreciation.............................      7,189     13,618      1.940
  AIT Select Emerging Markets.................................      7,160      5,290      0.717
  AIT Select Growth...........................................      8,840     14,374      1.576
  AIT Select Growth and Income................................     15,610     19,378      1.253
  AIT Select International Equity.............................      8,942     11,195      1.113
  AIT Select Investment Grade Income..........................    145,115    162,101      1.106
  AIT Select Strategic Growth.................................     12,920      6,552      0.483
  AIT Select Strategic Income.................................     13,333     14,182      1.042
  AIT Select Value Opportunity................................      3,539      7,019      1.975
  AIM V.I. Aggressive Growth..................................        348      3,959     10.810
  Alliance Growth and Income Class B..........................      1,604     35,028     22.030
  Alliance Premier Growth Class B.............................      1,001     24,712     25.000
  DGPF International Equity...................................        129      1,988     13.900
  Fidelity VIP Equity-Income..................................        575     12,769     22.750
  Fidelity VIP Growth.........................................        670     22,689     33.610
  Fidelity VIP High Income....................................      2,676     18,117      6.410
  Fidelity VIP Overseas.......................................        116      1,988     13.880
  Fidelity VIP II Asset Manager...............................        134      1,988     14.510
  FT VIP Franklin Large Cap Growth Class 2....................        121      2,408     14.430
  FT VIP Franklin Small Cap Class 2...........................        365      6,461     17.850
  FT VIP Mutual Shares Class 2................................        889     12,055     14.030
  INVESCO VIF Health Sciences.................................        498      8,961     18.200
  Janus Aspen Growth Service Shares...........................        573     11,413     19.760
  T. Rowe Price International Stock...........................        691      8,664     11.470

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    FAFLIC deducts a daily charge against the net asset value of each Sub-Account, at an annual rate of 0.90%, for mortality and expense risks assumed by FAFLIC in relation to the variable portion of the Policies. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, FAFLIC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to FAFLIC.

    On the Monthly Processing Date, until the Final Payment Date, FAFLIC makes deductions from Policy Value as compensation for providing insurance benefits (which vary by policy) and any additional benefits provided by optional riders. During the first ten Policy years FAFLIC makes a monthly charge at an annual

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

rate of 0.90% of Policy Value as reimbursement for a portion of sales expenses incurred with respect to the Policies. During the first Policy year FAFLIC makes a monthly charge at an annual rate of 1.50% of Policy Value as partial reimbursement for Federal Income tax related to the Policies, and a monthly charge, which will vary by Policy, to offset a portion of the premium tax payable to various state and local jurisdictions. FAFLIC also makes a monthly administration charge at an annual rate of 0.20% of Policy Value, as reimbursement for administrative expenses incurred in administering the Policies. These monthly deductions are deducted from the Sub-Accounts in the ratio that the Policy Value in the Sub-Account bears to the Policy Value.

    During the year ended December 31, 2001 management fees of the underlying funds were paid indirectly to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. Additionally, on February 12, 2002, the Board of Trustees of Allmerica Investment Trust voted to approve a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002, each Portfolio would pay a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

    Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of FAFLIC, is principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by FAFLIC. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2001 were as follows:

  INVESTMENT PORTFOLIO                                          PURCHASES   SALES
  --------------------                                          ---------  --------
  AIT Core Equity.............................................  $  5,001   $     33
  AIT Equity Index............................................    30,002        146
  AIT Government Bond.........................................     2,076         12
  AIT Money Market............................................   578,170    465,870
  AIT Select Aggressive Growth................................     4,868         20
  AIT Select Capital Appreciation.............................    13,752        126
  AIT Select Emerging Markets.................................     5,319         27
  AIT Select Growth...........................................    14,479         99
  AIT Select Growth and Income................................    19,517        137
  AIT Select International Equity.............................    11,256         51
  AIT Select Investment Grade Income..........................   191,475     29,562
  AIT Select Strategic Growth.................................     6,597         40
  AIT Select Strategic Income.................................    14,269         88
  AIT Select Value Opportunity................................     7,055         34
  AIM V.I. Aggressive Growth..................................     3,978         18
  Alliance Growth and Income Class B..........................    42,844      7,612
  Alliance Premier Growth Class B.............................    32,518      7,553
  DGPF International Equity...................................     2,000         11
  Fidelity VIP Equity-Income..................................    12,883        112

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

  INVESTMENT PORTFOLIO                                          PURCHASES   SALES
  --------------------                                          ---------  --------
  Fidelity VIP Growth.........................................  $ 30,328   $  7,535
  Fidelity VIP High Income....................................    30,807     12,648
  Fidelity VIP Overseas.......................................     2,000         10
  Fidelity VIP II Asset Manager...............................     2,000         12
  FT VIP Franklin Large Cap Growth Class 2....................     2,421         10
  FT VIP Franklin Small Cap Class 2...........................     6,510         45
  FT VIP Mutual Shares Class 2................................    12,138         83
  INVESCO VIF Health Sciences.................................     9,019         59
  Janus Aspen Growth Service Shares...........................    11,491         77
  T. Rowe Price International Stock...........................     8,714         44

NOTE 6 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2001 is as follows:

                                                                FOR THE YEAR ENDED DECEMBER 31
                                    AT DECEMBER 31          --------------------------------------
                             -----------------------------  INVESTMENT*
                                        UNIT                  INCOME     EXPENSE**     TOTAL***
                              UNITS    VALUE    NET ASSETS     RATIO       RATIO        RETURN
                             -------  --------  ----------  -----------  ---------  --------------
  AIT Core Equity (a)
  2001                         4,913  0.872674   $  4,287        1.01%       0.90%           12.73%(c)
  AIT Equity Index
  2001                        33,776  0.907878     30,665        1.39        0.90             9.21(c)
  AIT Government Bond (a)
  2001                         2,000  1.045333      2,091        5.54        0.90            -4.53(c)
  AIT Money Market
  2001                       110,367  1.017506    112,300        3.08        0.90            -1.75(c)
  AIT Select Aggressive
    Growth
  2001                         4,000  0.863880      3,456         N/A        0.90            13.61(c)
  AIT Select Capital
    Appreciation
  2001                        14,070  0.991157     13,946         N/A        0.90             0.88(c)
  AIT Select Emerging
    Markets
  2001                         5,497  0.934038      5,134         N/A        0.90             6.60(c)
  AIT Select Growth
  2001                        16,437  0.847576     13,932         N/A        0.90            15.24(c)
  AIT Select Growth and
    Income
  2001                        21,672  0.902483     19,559        0.69        0.90             9.75(c)
  AIT Select International
    Equity
  2001                        11,727  0.848647      9,952        1.74        0.90            15.14(c)
  AIT Select Investment
    Grade Income
  2001                       153,249  1.047302    160,498        8.40        0.90            -4.73(c)
  AIT Select Strategic
    Growth
  2001                         7,682  0.812323      6,240         N/A        0.90            18.77(c)
  AIT Select Strategic
    Income
  2001                        13,367  1.039229     13,892        4.41        0.90            -3.92(c)
  AIT Select Value
    Opportunity
  2001                         6,730  1.038381      6,988        0.80        0.90            -3.84(c)
  AIM V.I. Aggressive
    Growth (b)
  2001                         4,347  0.864421      3,758         N/A        0.90            13.56(c)
  Alliance Growth and
    Income Class B (b)
  2001                        38,045  0.928998     35,344        0.15        0.90             7.10(c)
  Alliance Premier Growth
    Class B
  2001                        29,164  0.858101     25,026         N/A        0.90            14.19(c)
  DGPF International Equity
    (a)
  2001                         2,000  0.897146      1,794         N/A        0.90            10.29(c)
  Fidelity VIP
    Equity-Income

                             SEPARATE ACCOUNT SPVL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                FOR THE YEAR ENDED DECEMBER 31
                                    AT DECEMBER 31          --------------------------------------
                             -----------------------------  INVESTMENT*
                                        UNIT                  INCOME     EXPENSE**     TOTAL***
                              UNITS    VALUE    NET ASSETS     RATIO       RATIO        RETURN
                             -------  --------  ----------  -----------  ---------  --------------
  2001                        13,902  0.941805   $ 13,093         N/A%       0.90%            5.82%(c)
  Fidelity VIP Growth
  2001                        25,824  0.872018     22,520         N/A        0.90            12.80(c)
  Fidelity VIP High Income
  2001                        18,931  0.906306     17,158         N/A        0.90             9.37(c)
  Fidelity VIP Overseas (a)
  2001                         2,000  0.805850      1,612         N/A        0.90            19.42(c)
  Fidelity VIP II Asset
    Manager (a)
  2001                         2,000  0.971867      1,944         N/A        0.90             2.81(c)
  FT VIP Franklin Large Cap
    Growth
    Class 2 (a)
  2001                         2,000  0.875773      1,752        0.53        0.90            12.42(c)
  FT VIP Franklin Small Cap
    Class 2
  2001                         7,011  0.931410      6,530        0.44        0.90             6.86(c)
  FT VIP Mutual Shares
    Class 2 (b)
  2001                        12,648  0.986291     12,474        1.16        0.90             1.37(c)
  INVESCO VIF Health
    Sciences
  2001                         8,889  1.020842      9,074        0.84        0.90            -2.08(c)
  Janus Aspen Growth
    Service Shares
  2001                        14,346  0.788671     11,314         N/A        0.90            21.13(c)
  T. Rowe Price
    International Stock
  2001                         9,517  0.832861      7,926        5.54        0.90            16.71(c)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(a)  Available in Agency SPL only.
(b)  Available in Select SPL Only.
(c)  Start date of 5/1/01.